UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09121

JNL Variable Fund LLC

(Exact Name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Steven J. Fredricks

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

ANNUAL REPORT

December 31, 2012

• JNL® Series Trust

• JNL Variable Fund LLC

This report is for the general information of qualified and nonqualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisors IISM, Perspective L Series, Perspective Rewards®, CuriangardSM, Perspective AdvantageSM, Perspective Focus®, Perspective Investor VUL®, Ultimate Investor® VUL, Jackson AdvisorSM VUL, Defined Strategies Variable Annuity®, Fifth Third Perspective, Retirement Latitudes®, Perspective (New York), Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Curiangard (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Investor VUL (New York) and Perspective Rewards (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951

President’s Letter

Dear Fellow Investor,

Enclosed is the annual report for the JNL Series Trust and JNL Variable Fund LLC for the year ended December 31, 2012, together with Management’s Discussion of Fund Performance for each of the “Funds”.

In 2012, United States equity markets performed strongly despite uncertainty raised by the European debt crisis, disappointing jobs reports and corporate earnings, and the political battle at the end of the year to avoid the so called fiscal cliff. Volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), fell 22.99%—the largest annual decline since 2009.

The Standard & Poor’s 500® (“S&P 500”) Index returned 16.00% (including reinvested dividends) during 2012. After more than doubling in value since March 2009, the S&P 500 ended 2012 only 8.88% off its record high. The Dow Jones Industrial Average (“DJIA”) and NASDAQ Composite Index also delivered strong performances in 2012, with returns of 10.24% and 17.45%, respectively. Global markets rallied as well, with returns of 15.83% for the Morgan Stanley Capital International (“MSCI”) World Index, 17.32% for the MSCI EAFE Index and 18.22% for the MSCI Emerging Markets Index.

Fixed income delivered more modest growth during 2012. U.S Treasuries delivered a return of 1.99%, as measured by the Barclays Capital U.S. Treasury Index, and investment-grade corporate bonds had a return of 4.22%, as measured by the Barclays Capital U.S. Aggregate Bond Index. High-yield corporate bonds were a bright spot, though, with a return 15.81%, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index.

Economic growth in the U.S. slowed in the first half of 2012, compared to the robust 4.1% annual rate of growth in the U.S. gross domestic product (“GDP”) during the fourth quarter of 2011. U.S. GDP increased at a rate of 2.0% during the first quarter of 2012 and 1.3% during the second quarter of 2012. Although GDP increased to 3.1% annual growth in the third quarter, it posted a drop of 0.1% during the fourth quarter, as companies held back on spending due to uncertainty surrounding U.S. fiscal policy. At year end, U.S. policymakers were embroiled in intense negotiations to avoid the enactment of automatic spending cuts and tax increases that could derail the economic recovery, and another fight was looming over raising the nation’s debt ceiling. Just after year end, Congress passed compromised legislation that addressed most of the tax increases set to take effect and that delayed federal spending cuts.

Throughout 2012, employment growth averaged 153,000 jobs per month, the same as the average monthly gain in 2011. As a result, the unemployment rate declined slowly throughout the year, reaching 7.8% by December 2012, down from 8.5% in December 2011.

During the year, the U.S. Federal Reserve (“Fed”) took aggressive actions to support the U.S. economy. In the first half of 2012, the Fed continued to replace shorter term assets in its holdings with longer term debt in an attempt to lower borrowing costs and stimulate growth. The program, called “Operation Twist,” was expected to conclude in June, but the Fed decided to extend the program through the end of 2012. In September, the Fed announced a third round of quantitative easing, in which it pledged to purchase up to $40 billion per month in mortgage-backed securities to help stabilize the housing market. Finally, in December, the Fed announced that it would purchase $45 billion per month in U.S. Treasuries to replace the expiring Operation Twist program. At the same time, the Fed pledged to keep the Federal Funds Rate target at the historically low range of 0-0.25% until the unemployment rate falls to 6.5% or inflation rises to 2.5%.

In addition to being long term and regimented, a disciplined plan should have diversification between asset classes and investment strategies. Your representative can help you identify the managers and investment options that match your investment objectives and tolerance for risk. Jackson National Life Insurance Company® and Jackson National Life Insurance Company of New York® (collectively, Jackson®) provide one of the widest selections of investments in the industry with 99 options, including access to alternative investments, disciplined strategies and asset allocation portfolios. During 2012, Jackson added five funds to its investment lineup: JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund, JNL/Morgan Stanley Mid Cap Growth Fund, JNL/Neuberger Berman Strategic Income Fund and two fund of funds models comprised of American Funds® investment options—JNL/American Funds Balanced Allocation Fund and JNL/American Funds Growth Allocation Fund.

At Jackson, we provide you with a large array of investment options and the flexibility to tailor them for your unique goals. Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

JNL Series Trust

JNL Variable Fund LLC

JNL Mellon Capital Management Funds Mellon Capital Management Corporation

Market Summary: U.S. stocks had their best year since 2009, with the S&P 500 Index rising 16.00%. Improving U.S. economic data and accommodative central banks outweighed lingering concerns about Europe’s debt problem, the U.S. election and the fiscal cliff. Small cap stocks performed on par with large cap stocks, while value outperformed growth at all capitalization levels. All ten S&P 500 Index economic sectors rose. Financial (+28.8%) and consumer discretionary (+23.9%) were the best performers, while energy and utilities lagged.

International markets also had strong performance during 2012 as easing of Euro area tensions and central bank stimulus helped the gains. The MSCI EAFE Index gained 17.32% on both a local basis and U.S. Dollar terms. Belgium (37.4%) and Denmark (29.8%) were the best performers on a local basis. Germany gained 28.9%, helped by relative economic strength and European Central Bank (“ECB”) rate cuts, while Japan rallied late in the year to gain 21.6% after the newly elected government called for significant stimulus measures. Notable underperformers on a local basis included Greece (2.9%), Portugal (1.9%), and Spain (1.4%).

JNL/Mellon Capital Management DowSM 10 Fund

Sector Weightings*:

Health Care	31.6%
Telecommunication Services	20.7
Consumer Staples	19.7
Industrials	10.1
Energy	9.7
Materials	8.2

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Dow 10 Fund outperformed its benchmark by posting a return of 11.26% for Class A shares compared to 10.24% for the Dow Jones Industrial Average.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: Intel Corp. (“Intel”), which designs, manufactures and sells computer components and related products. For 2012, the Fund only held Intel for the first quarter. The stock was dropped out of the Fund after the April rebalance. Even though the stock was down for the year, the stock gained significantly during the holding period of 2012. The company had great revenue growth in the first quarter due to strong PC demand from China and other emerging economies. The company was also successful in its server business in the first quarter due to increased demand and higher data usage by smartphones. Pfizer Inc. (“Pfizer”), a global pharmaceutical company, gained during the year as it promoted Centrum Silver’s multivitamin to reduce a man’s risk of cancer when taken daily. Pfizer and Zhejiang Hisun Pharmaceuticals Co. Ltd. (“Pharma”) announced the launch of Hisun-Pfizer, a joint venture to develop and manufacture Pharma products in China and global markets. The joint venture products will have a broad portfolio covering cardiovascular disease, infectious disease, oncology, mental health and other therapeutic areas.

Companies that detracted from the Fund’s performance included: McDonald’s Corp. (“McDonald’s”), a global fast food restaurant company, lost during the year due to weak consumer demand in Asia, Europe and the U.S. Same store sales decreased in 2012 due to economic weakness in the U.S. and austerity measures in Europe. In addition, the company experienced rising labor and input costs. E. I. du Pont de Nemours & Co., a global chemical and life sciences company, lost during the year after posting a lower than estimated third quarter profit and cutting its forecast due to declining demand for paint pigment and solar cells.

JNL/Mellon Capital Management S&P® 10 Fund

Sector Weightings*:

Consumer Discretionary	79.7%
Consumer Staples	20.3

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management S&P 10 Fund outperformed its benchmark by posting a return of 19.68% for Class A shares compared to 16.00% for the S&P 500 Index.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: Discover Financial Services, a credit card issuer and electronic payment services company, gained during the year after the company posted a fiscal third quarter profit due to fewer bad loans. Cummins Inc., a designer, manufacturer and distributor of diesel and natural gas engines, etc., gained during the year due to its strong operating profile, consistently low leverage and long term improvement in operating margins.

Companies that detracted from the Fund’s performance included: Bed Bath & Beyond Inc., a nationwide chain of retail stores, fell as the same store sales did not rise as projected. The company declined after full year profit fell due to disappointing earnings, low earnings visibility and a lack of positive catalysts in the near term. Baker Hughes Inc., an oilfield services provider, fell during the year due to lower energy prices, higher costs and supply shortages caused by producers shift in drilling from natural gas to crude. The company was not prepared for the increased demand for hydraulic fracturing of wells.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Global 15 Fund

Sector Weightings*:

Financials	42.9%
Health Care	14.8
Industrials	13.4
Telecommunication Services	13.2
Consumer Discretionary	8.7
Consumer Staples	7.0

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Global 15 Fund outperformed its benchmark by posting a return of 22.91% for Class A shares compared to 15.83% for the MSCI World Index.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: Ladbrokes Plc, a world leader in the global betting and gaming market, gained as its net revenue in the third quarter ended September 2012 was up by 3.9% due to consistent growth of both machine and over the counter (“OTC”) net revenue. The stock was also helped by a robust cost control and strong cash generation by UK retail business. Digital net revenue grew 6.1% in the year with sports book growing 21.8%. New World Development Ltd. (“New World Development”), an investment holding company, gained as the company reported the consolidated revenue of HK$35,620.1 million, up 8.3%. Profits amounted to HK$5,017.7 million, up 7.5% for the fourth quarter. Also, the company announced a final annual dividend of HK$0.28 per share, so the total dividend distribution for 2012 was HK$0.38 per share (HK$0.10 per share in May 2012). The profit rose after rental income from Hong Kong and home sales earnings in other parts of China rose.

Companies that detracted from the Fund’s performance included: Man Group PLC (“Man Group”), the world’s biggest publicly traded hedge fund manager, lost during the year as the clients withdrew a net $1 billion in the first quarter. The stock lost significantly in April as its computers that run its $21 billion flagship strategy failed to spot profitable trades, and Europe’s debt crisis caused clients to withdraw money. Also, Moody’s placed the ratings of Man Group on review due to its weaker sales of guaranteed products, lower margin products, underperformance from key funds, drop in debt coverage ratio and pressures on hedge fund business model. Vodafone Group Plc, a mobile telecommunications company, lost during the year. The company reported six months ending September 30, 2012 revenue of £21.8 billion ($34.9 billion), down 7.4%. The company also confirmed that there will be no special dividend. The company blamed the southern Europeans for cutting back on using their mobile phones. In southern Europe, service revenue dropped a massive 9.8% as the Eurozone debt crisis drove customers to cut back on their phone bills or to give up on mobile calling altogether, particularly in Italy and Spain.

JNL/Mellon Capital Management Nasdaq 25® Fund

Sector Weightings*:

Information Technology	65.4%
Consumer Discretionary	16.8
Health Care	9.9
Consumer Staples	7.2
Investment Companies	0.5
Short Term Investments	0.2

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Nasdaq 25 Fund outperformed its benchmark by posting a return of 19.66% for Class A shares compared to 18.36% for the Nasdaq 100 Index.

The investment objective of the Fund is total return.

Companies that contributed to the Fund’s performance included: Gilead Sciences, Inc. (“Gilead”), a biopharmaceutical company, gained during the year after the company announced that a combination of its hepatitis C therapies sofosbuvir and GS-5885, along with the antiviral drug ribavirin, cleared the HIV virus in a Phase II study. The company announced plans to partner with Mylan Inc. (“Mylan”), Ranbaxy Laboratories Ltd. (“Ranbaxy”) and Strides Arcolab Ltd. (“Strides Arcolab”) for promotion of generic versions of Gilead’s HIV medicine. Apple Inc. (“Apple”), a designer, manufacturer and retailer of personal computer and mobile communication devices, gained due to preorders of its iPhone 5, which topped 2 million in just 24 hours, which was double the previous record for iPhone 4S. In addition, the company won a case against Sam-

sung Electronics Co. Ltd. (“Samsung”), looking for a U.S. sales ban on 8 models of Samsung’s smartphones and a preliminary ban on a Samsung tablet computer.

Companies that detracted from the Fund’s performance included: Intel, which designs, manufactures and sells computer components and related products, declined as the company’s profits were hurt by higher expenses and rising inventories. In addition, PC demand slowed during the year due to global economic concerns. Starbucks Corp., which retails, roasts and provides its own brand of specialty coffee, lost during the year after same store sales declined in 2012 due to weaker demand in Europe and the U.S. The company announced a slowdown in growth not only in Europe but also in the U.S.

JNL/Mellon Capital Management Value Line® 30 Fund

Sector Weightings*:

Health Care	21.7%
Consumer Discretionary	18.1
Materials	17.5
Industrials	12.0
Energy	9.0
Telecommunication Services	8.0
Information Technology	7.3
Utilities	3.1
Consumer Staples	2.3
Investment Companies	0.5
Short Term Investments	0.5

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Value Line 30 Fund underperformed its benchmark by posting a return of 9.16% for Class A shares compared to 16.00% for the S&P 500 Index.

The investment objective of the Fund is to provide capital appreciation.

Companies that contributed to the Fund’s performance included: Seagate Technology, a maker of computer disk drives, gained after the net income increased due to disk drive shortages caused by last year’s floods in Thailand, helping the company to boost its own pricing and bottom line. In the fourth quarter ended June 2012, the company increased its quarterly dividend by 28% to $0.32 per share. Abbott Laboratories, a health care company, gained during the year. The company improved margins by reducing research and development, marketing and salary expenses and by manufacturing its drugs in low cost markets such as India and China.

Companies that detracted from the Fund’s performance included: Barrick Gold Corp. (“Barrick Gold”), an international gold company, lost during the year after the company sold its stake in the gold miner, part owned by Roman

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Value Line 30 Fund (continued)

Abramovich, at a discount. The company reported third quarter ended September 2012 earnings and sales that missed analysts’ estimates after mining costs rose more than expected and production fell. Humana Inc. (“Humana”), a provider of U.S. backed Medicare insurance, declined after cutting its 2012 profit forecast on higher than anticipated costs. The company reported a 4.3% decrease in quarterly earnings due to higher costs and expenses, along with depreciation and amortization costs.

JNL/Mellon Capital Management DowSM Dividend Fund

Sector Weightings*:

Utilities	32.5%
Industrials	22.6
Materials	17.4
Financials	14.2
Health Care	4.1
Energy	3.5
Investment Companies	0.4
Short Term Investments	5.3

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Dow Dividend Fund outperformed its benchmark by posting a return of 11.49% for Class A shares compared to 10.84% for the Dow Jones U.S. Select Dividend Index.

The investment objective of the Fund is to provide the potential for an above average total return.

Companies that contributed to the Fund’s performance included: Eastman Chemical Co., the biggest U.S. producer of chemicals from coal, gained in the year after surpassing analysts’ third quarter ended September 2012 profit estimates and lifting its 2012 forecast. The company also announced that its acquisition with Solutia Inc. this year for $3.38 billion may increase sales of its ingredients over 50% for the next three years. Sempra Energy, an energy services holding company, gained during the year as the company continued to make progress with its major infrastructure projects. In June, the company’s Sunrise Power link project came online. The project is expected to help in meeting the power demand and improving reliability of the regional electric grid.

Companies that detracted from the Fund’s performance included: R.R. Donnelley & Sons Co., the largest printing company in North America, lost during the year as its gross margin declined in the third quarter 2012 versus the third quarter 2011. This was due to unfavorable pricing on byproducts, decreasing volumes and pricing pressure. Entergy Corp., an integrated energy company, lost during the year after the Hurricane Sandy forced three nuclear power plants to shut and put another on alert as federal regulators dispatched inspectors to monitor eleven facilities in the path of the storm, the biggest test for the U.S. industry after the crisis in Japan.

JNL/Mellon Capital Management S&P 24® Fund

Sector Weightings*:

Health Care	16.8%
Financials	13.1
Utilities	13.0
Industrials	12.8
Consumer Staples	12.7
Energy	11.7
Consumer Discretionary	10.2
Information Technology	8.5
Investment Companies	0.8
Short Term Investments	0.4

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management S&P 24 Fund underperformed its benchmark by posting a return of 11.53% for Class A shares compared to 16.00% for the S&P 500 Index.

The investment objective of the Fund is total return through capital appreciation.

Companies that contributed to the Fund’s performance included: Gilead, a biopharmaceutical company, gained during the year after the company announced that a combination of its hepatitis C therapies sofosbuvir and GS-5885, along with the antiviral drug ribavirin, cleared the HIV virus in a Phase II study. The company announced plans to partner with Mylan, Ranbaxy and Strides Arcolab for promotion of generic versions of Gilead’s HIV medicine. Amgen Inc., an independent biotechnology medicines company, gained during the year as its second quarter profits topped analysts’ estimates on increased demand for its rheumatoid arthritis and bone drugs, and the company raised its 2012 forecast. The company also reported 10% increase in total revenue driven by strong performance across the portfolio.

Companies that detracted from the Fund’s performance included: Apollo Group Inc. (“Apollo Group”), a provider of higher education programs, lost during the year after enrollment declined at the University of Phoenix and the company announced the closure of campuses. In addition, new federal rules on the eligibility for receiving financial aid contributed to declining enrollment. The U.S. Government targeted Apollo Group due to the high debt levels of graduates and the poor employment track record for students. FMC Technologies, Inc., designer and manufacturer of products used in deep water, exploration and production of crude oil and natural gas, lost during the year as the company reported below estimate earnings in the first and third quarters. It also cut its fiscal year guidance by almost $0.25 as the North American Surface Technologies activity was declining at a faster pace than was anticipated and is having a greater impact on second half results.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management S&P® SMid 60 Fund

Sector Weightings*:

Financials	37.8%
Information Technology	13.0
Industrials	12.5
Utilities	8.9
Consumer Discretionary	8.7
Energy	5.9
Materials	5.1
Health Care	2.3
Telecommunication Services	2.0
Short Term Investments	3.8

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management S&P SMid 60 Fund underperformed both of its benchmarks by posting a return of 13.85% for Class A shares compared to 17.88% for the S&P MidCap 400 Index and 16.32% for the S&P SmallCap 600 Index.

The investment objective of the Fund is to provide capital appreciation.

Companies that contributed to the Fund’s performance included: AOL Inc., a web services company, gained significantly during the year as the company, under shareholder pressure, agreed to sell and license patents to Microsoft Corp. in a transaction valued at $1.06 billion. The stock also gained after reporting a strong third quarter profit amid stronger advertising sales. Synovus Financial Corp. a financial services holding company, gained during the year due to improved credit trends with a significant decline in credit costs, along with continued expense control and sale of distressed assets. The company strived to reduce balance sheet risk, enhance credit quality and improve earnings in the future.

Companies that detracted from the Fund’s performance included: Inteliquent, provider of tandem interconnection services to competitive carriers, lost during the year as the company reported below estimate results and repeatedly revised its guidance downward for fiscal year 2012 earnings. In the third quarter, the company announced a preliminary settlement with a large carrier customer that will result in less favorable rates which will increase its pass through costs for terminating calls to the carrier, which may result in other customers leaving due to higher rates impacting free cash flow negatively. Meadowbrook Insurance Group, Inc. provider of alternative risk management programs and services, lost during the year. In the second quarter, profits were wiped out by a charge due to higher than expected claims costs. In October, the company also announced its expectation to an increase in net ultimate loss estimates for 2011 and prior accident years; and higher than usual storm losses for the third quarter.

JNL/Mellon Capital Management NYSE® International 25 Fund

Sector Weightings*:

Financials	40.3%
Energy	15.4
Telecommunication Services	10.7
Consumer Discretionary	7.8
Information Technology	6.0
Materials	3.0
Investment Companies	1.2
Short Term Investments	15.6

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management NYSE International 25 Fund underperformed its benchmark by posting a return of 11.69% for Class A shares compared to 16.80% for the NYSE International 100 Index.

The investment objective of the Fund is to provide capital appreciation.

Companies that contributed to the Fund’s performance included: Royal Bank of Scotland Group Plc, a banking firm gained, during the year after it agreed to spin off its Direct Line Insurance Group unit by launching an initial public offering (“IPO”) and raising £911 million. The company was able to exit from the Government’s Asset Protection Scheme by demonstrating its progress in building a more robust and stable balance sheet. Barclays Plc, the second largest UK bank by assets, gained during the year as it increased its stake in Absa Group Ltd. to 62.3% and combine its African operations with the Johannesburg based lender to boost growth across the continent. In addition, the company opened Europe’s largest gold vault in response to rising gold and precious metal prices.

Companies that detracted from the Fund’s performance included: Sony Corp., a manufacturer of audio, home video game consoles, communications and information technology products, lost during the year as the company reported record losses due to the decline in TV shipments globally. In addition, the company lost TV market share to Samsung and LG Electronics Inc. Panasonic Corp., a manufacturer of electric and electronic products, lost during the year after the company lowered full year profit due to a slump in television demand. In addition, the company declined due to restructuring costs rising more than anticipated.

JNL/Mellon Capital Management 25 Fund

Sector Weightings*:

Materials	26.4%
Industrials	23.8
Energy	15.6
Consumer Staples	11.4
Consumer Discretionary	11.1
Health Care	3.9
Information Technology	3.8
Short Term Investments	4.0

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management 25 Fund underperformed one of its benchmarks by posting a return of 17.70% for Class A shares compared to 18.54%

for the S&P Midcap 400 Value Index. The Fund outperformed its other benchmark, the S&P 500 Index, which returned 16.00%.

The investment objective of the Fund is total return through a combination of capital appreciation and dividend income.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: Packaging Corp of America, a manufacturer of containerboard and corrugated packaging products, gained during the year as the company reported an increase in net income in the second quarter driven by higher containerboard and corrugated products volume and lower costs for energy, recycled fiber, chemicals and maintenance. Corrections Corp. of America, a provider of detention and corrections services, gained during the year due to strong earnings reported for the second and third quarters. During the year, the company gained new management contracts from Arizona, Idaho and Oklahoma.

Companies that detracted from the Fund’s performance included: Greif Inc., a marketing and manufacturer of industrial packaging products and services, underperformed during the year due to weaker volumes in rigid industrial packaging and flexible products businesses and a slower than anticipated recovery in the European market. Exelis Inc., a global aerospace, defense and information solutions company, fell during the year as the negative outlook for U.S. defense spending and the looming risk of sequestration weighed on the stock price.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Select Small-Cap Fund

Sector Weightings*:

Information Technology	23.3%
Consumer Discretionary	20.3
Financials	13.8
Industrials	10.0
Consumer Staples	8.8
Health Care	7.7
Materials	5.1
Telecommunication Services	1.7
Energy	1.1
Short Term Investments	8.2

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Select Small-Cap Fund underperformed its benchmark by posting a return of 15.90% for Class A shares compared to 16.35% for the Russell 2000 Index.

The investment objective of the Fund is total return through capital appreciation.

The Fund’s annual rebalance was executed in April.

Companies that contributed to the Fund’s performance included: Ocwen Financial Corp., the loan servicing firm, gained during the year after agreeing to buy Homeward Residential Holdings Inc. for $588 million in cash and $162 million in convertible preferred stock. Also, the company won a $3 billion auction for Residential Capital LLC’s loan servicing unit, beating Nationstar Mortgage Holdings Inc., to become the fifth largest U.S. mortgage servicer. Cabela’s Inc., a retailer of hunting, fishing, camping and outdoor sports products and apparel, gained during the year due to strong performance by the company’s new next generation stores, increased merchandise margins, strong growth at the company’s CLUB Visa program and increase in market share.

Companies that detracted from the Fund’s performance included: Acacia Research Corp., who through its subsidiaries, develops, acquires and controls patented technologies. The company fell during the year as the Federal Trade Commission and the Justice Department started examining whether specialized patent holding firms are disrupting technology market competition. The investigation focuses on companies that hold portfolios of patents in order to pursue licensing fees and not to build new items. Bridgepoint Education, Inc. is a regionally accredited provider of postsecondary education services. The company, which owns Ashford University, lost during the year as the university’s accreditation application was denied by a regional accreditor for not complying with “multiple aspects” of the accreditor’s standards in areas related to student retention, maintaining a core of full time faculty and having an independent governing board. The company was also put under “special monitoring” by the accreditor.

JNL/Mellon Capital Management JNL 5 Fund

Sector Weightings*:

Health Care	15.6%
Industrials	14.0
Consumer Discretionary	12.8
Consumer Staples	12.1
Financials	11.9
Materials	10.2
Information Technology	9.4
Telecommunication Services	6.3
Energy	2.6
Utilities	0.3
Investment Companies	1.1
Short Term Investments	3.7

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management JNL 5 Fund outperformed its benchmark by posting a return of 18.04% for Class A shares compared to 16.00% for the S&P 500 Index.

The investment objective of the Fund is total return through capital appreciation and dividend income.

Companies that contributed to the Fund’s performance included: New World Development, an investment holding company, gained as the company reported the consolidated revenue of HK$35,620.1 million, up 8.3%. Profits amounted to HK$5,017.7 million, up 7.5% for the fourth quarter 2012. Also, the company announced a final annual dividend of HK$0.28 per share, so the total dividend distribution for 2012 was HK$0.38 per share (HK$0.10 per share in May 2012). The profit rose after rental income from Hong Kong and home sales earnings in other parts of China rose. Logica Plc., provider of information technology services, gained during the year after the CGI Group Inc. agreed to buy the company for £1.7 billion in cash ($2.6 billion) plus the assumption of £322 million ($515 million) net debt as of December 31, 2011 to double its sales and expand in Europe.

Companies that detracted from the Fund’s performance included: Humana, a provider of U.S. backed Medicare insurance, declined the most after cutting its 2012 profit forecast on higher than anticipated costs. The company reported a 4.3% decrease in quarterly earnings due to higher costs and expenses, along with depreciation and amortization costs. Intel, which designs, manufactures, and sells computer components and related products, declined as the company’s profits were hurt by higher expenses and rising inventories. In addition, PC demand slowed during the year due to global economic concerns.

JNL/Mellon Capital Management JNL Optimized 5 Fund

Sector Weightings*:

Information Technology	22.8%
Financials	14.3
Consumer Discretionary	9.6
Health Care	9.3
Telecommunication Services	9.0
Materials	8.4
Industrials	8.1
Utilities	7.2
Consumer Staples	5.1
Energy	3.7
Short Term Investments	2.5

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management JNL Optimized 5 Fund underperformed its benchmark by posting a return of 14.31% for Class A shares compared to 16.00% for the S&P 500 Index.

The investment objective of the Fund is capital appreciation.

Companies that contributed to the Fund’s performance included: New World Development, an investment holding company, gained as the company reported the consolidated revenue of HK$35,620.1 million, up 8.3%. Profits amounted to HK$5,017.7 million, up 7.5% for the fourth quarter 2012. Also the company announced a final annual dividend of HK$0.28 per share, so the total dividend distribution for 2012 was HK$0.38 per share (HK$0.10 per share in May 2012). The profit rose after rental income from Hong Kong and home sales earnings in other parts of China rose. Apple, a designer, manufacturer and retailer of personal computer and mobile communication devices, gained due to preorders of its iPhone 5, which topped 2 million in just 24 hours, which was double the previous record for iPhone 4S. In addition, the company won a case against Samsung, looking for a U.S. sales ban on 8 models of Samsung’s smartphones and a preliminary ban on a Samsung tablet computer.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management JNL Optimized 5 Fund (continued)

Companies that detracted from the Fund’s performance included: Barrick Gold, an international gold company, lost during the year after the company sold its stake in the gold miner, part owned by Roman Abramovich, at a discount. The company reported third quarter ended September 2012 earnings and sales that missed analysts’ estimates after mining costs rose more than expected and production fell. Koninklijke KPN NV provides telecommunications services throughout the Netherlands. It lost during the year as it was not able to settle legal proceedings with the country’s telecommunications regulator,

Opta. The regulator also ordered the company to withdraw from a government fixed telephony tender because it disrupted competition in the process. Also, the company’s earnings and sales each decreased 6.5% compared to a year ago.

JNL/Mellon Capital Management VIP Fund

Sector Weightings*:

Information Technology	19.3%
Utilities	12.8
Financials	12.6
Health Care	10.7
Consumer Discretionary	9.5
Industrials	9.1
Materials	6.6
Energy	5.4
Telecommunication Services	5.1
Consumer Staples	4.2
Investment Companies	0.9
Short Term Investments	3.8

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management VIP Fund underperformed its benchmark by posting a return of 12.14% for

Class A shares compared to 16.00% for the S&P 500 Index.

The investment objective of the Fund is total return.

Companies that contributed to the Fund’s performance included: Gilead, a biopharmaceutical company, gained during the year after the company announced that a combination of its hepatitis C therapies sofosbuvir and GS-5885, along with the antiviral drug ribavirin, cleared the HIV virus in a Phase II study. The company announced plans to partner with Mylan, Ranbaxy and Strides Arcolab for promotion of generic versions of Gilead’s HIV medicine. Apple, a designer, manufacturer and retailer of personal computer and mobile communication devices, gained due to preorders of its iPhone 5, which topped 2 million in just 24 hours, which was double the previous record for iPhone 4S. In addition, the company won a case against Samsung, looking for a U.S. sales ban on 8 models of Samsungs’s smartphones and a preliminary ban on a Samsung tablet computer.

Companies that detracted from the Fund’s performance included: Barrick Gold, an international gold company, lost during the year after the company sold its stake in the gold miner, part owned by Roman Abramovich, at a discount. The company reported third quarter ended September 2012 earnings and sales that missed analysts’ estimates after mining costs rose more than expected and production fell. Intel, which designs, manufactures and sells computer components and related products, declined as the company’s profits were hurt by higher expenses and rising inventories. In addition, PC demand slowed during the year due to global economic concerns.

JNL/Mellon Capital Management Communications Sector Fund

Sector Weightings*:

Telecommunication Services	87.3%
Financials	4.4
Short Term Investments	8.3

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Communications Sector Fund outperformed its benchmark by posting a return of 20.34% for Class A shares compared to 18.79% for the Dow Jones U.S. Telecommunications Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an index fund. As such, its portfolio manager is not selecting specific securities to own, but is trying to match the Fund’s overall weightings and characteristics to the Dow Jones U.S. Telecommunications Index weightings, while minimizing transaction costs.

Due to certain regulatory restrictions on diversi fication, the Fund is unable to hold certain securities at their benchmark weight. These restrictions can hamper the ability of the Fund to match the return of the index. The Fund’s two largest holdings represent approximately 49% of the Fund. These companies are Verizon Communications Inc. (“Verizon”) and AT&T Inc. (“AT&T”). The index’s weight for these securities was approximately 77%. The Fund outperformed its benchmark as a result of its overweight to other companies that outperformed the index during the year.

Companies that contributed to the Fund’s performance included: AT&T, the biggest communications holding company in U.S, was the top contributor to return for the Fund this year. The company implemented plans to boost its most important spectrum holdings by 62% in the biggest 100 U.S. markets. AT&T shares network with International Business Machines Corp. (“IBM”) to attract more customers to cloud. As a result, AT&T’s business grew significantly as IBM tripled its sales this year. Sprint Nextel Corp., the third largest U.S. wireless carrier company, was the second top contributor to return for the Fund this year. High demand for the iPhone helped to boost spending on data plans, lifting the company’s sales above analysts’ estimates. The company is benefiting from higher average phone bills as more customers are using smartphones to download data. The company is phasing out its outdated Nextel network and is expanding the reach of LTE service (a technology that offers speedier downloads).

Companies that detracted from the Fund’s performance included: NII Holdings Inc., a mobile phone carrier, lost this year. The company reported disappointing first quarter ended March 2012 earnings. Earnings were short of analyst estimates due to capital expenses of $234 million. The company faced challenges from both growing competition and up gradation of 3G. Windstream Corp., a telecommunications carrier, lost during the year as the company’s third quarter result was disappointing for the third time in a row. The earnings were negatively impacted by a $7.8 million merger and integration expense and $7.5 million restructuring costs. Also the company cut its earnings forecast for the fourth quarter due to slower growth in sales of connections for cellular towers.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Consumer Brands Sector Fund

Sector Weightings*:

Consumer Discretionary	73.2%
Consumer Staples	15.7
Information Technology	3.5
Industrials	2.8
Health Care	2.7
Short Term Investments	2.1

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Consumer Brands Sector Fund underperformed its benchmark by posting a return of 23.47% for Class A shares compared to 24.16% for the Dow Jones U.S. Consumer Services Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an index fund. As such, its portfolio manager is not selecting specific securities to own, but is trying to match the Fund’s overall weightings and characteristics to the Dow Jones U.S. Consumer Services Index weightings, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: Home Depot, Inc., a home improvement retailer, gained during the year due to beating quarterly earnings expectations and margin improvements. In the first nine months of 2012, the company repurchased nearly $1.312 billion worth of its common stock and intends to spend an additional $700 million towards share repurchase in the fourth quarter of fiscal 2012. The company’s sales are expected to rise in the fourth quarter due to rebuilding and cleanup activities associated with damages caused by Superstorm Sandy in October. Comcast Corp., a provider of cable, video, high speed Internet and phone services, gained during the year after the company announced plans to widen its Crossings TV coverage into 3 additional Comcast Xfinity TV markets namely Chicago, Seattle and San Francisco. During the year the company upgraded its service portfolio by adding new channels and offering innovative services to its customers thus diversifying its revenue sources. The company’s online TV service facility known as Xfinity TV gained in popularity as adoption of smartphones and tablets rose in 2012.

Companies that detracted from the Fund’s performance included: McDonald’s, a global fast food restaurant company, lost during the year due to weak consumer demand in Asia, Europe and the U.S. Same store sales decreased in 2012 due to economic weakness in the U.S. and austerity measures in Europe. In addition, the company experienced rising labor and input costs. Apollo Group, a provider of higher education programs, lost during the year after enrollment declined at the University of Phoenix and the company announced the closure of campuses. In addition, new federal rules on the eligibility for receiving financial aid contributed to declining enrollment. The U.S. Government targeted Apollo Group due to the high debt levels of graduates and the poor employment track record for students.

JNL/Mellon Capital Management Financial Sector Fund

Sector Weightings*:

Financials	92.6%
Information Technology	5.2
Industrials	0.2
Consumer Discretionary	0.1
Short Term Investments	1.9

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Financial Sector Fund underperformed its benchmark by posting a return of 26.12% for Class A shares compared to 26.85% for the Dow Jones U.S. Financials Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an index fund. As such, its portfolio manager is not selecting specific securities to own, but is trying to match the Fund’s overall weightings and characteristics to the Dow Jones U.S. Financials Index weightings, while minimizing transaction costs.

Due to certain regulatory restrictions on diversification, the Fund is unable to hold certain securities at their benchmark weight. These restrictions can hamper the ability of the Fund to match the return of the index. The Fund’s two largest holdings represent approximately 12.7% of the Fund. These companies are JPMorgan Chase & Co. (“JPMorgan Chase”) and Wells Fargo & Co. (“Well Fargo”). The index’s weight for these securities was approximately 13.4%. The Fund slightly underperformed its benchmark as a result of the Fund’s operating and management fees. However, without these fees, the Fund outperformed its benchmark as result of its overweight to other companies that outperformed the index during the year.

Companies that contributed to the Fund’s performance included: Bank of America Corp., a mortgage lending and investment banking and securities brokerage company, gained as the company rebuilt its capital by selling the assets of its Irish consumer credit card portfolio for $825 million and its Merrill Lynch’s non U.S. wealth management unit, valued at up to $2 billion, which restored the investor confidence. The company targeted $8 billion in annual cost cuts, and its Tier 1 capital ratio improved to a healthy 8.97% under Basel III regulations. JPMorgan, an investment banking company which provides global financial services and retail banking, gained as mortgage revenue increased 72% in third quarter ended September 2012 because of low lending interest rates and a federal incentive programs that increased the demand for home loans. Also, the company agreed to acquire online coupon site Bloomspot Inc. for $35 million in order to offer credit card holders more discounts to local shops.

Companies that detracted from the Fund’s performance included: Western Union Co., a global money transfer company, declined during the year as the company projected a negative outlook on its full year profit forecast. The company reduced the earnings per share (“EPS”) range to $1.60 to $1.63 from a previous projection of $1.68 to $1.72 per share due to a fall in operating income as a result of initiatives towards adding customers, investing in digital technology and cutting costs. Willis Group Holdings Plc, an insurance broker, lost during the year as the company reported net income from operations for the third quarter ended September 2012, of $26 million, or $0.15 per diluted share, compared with $60 million, or $0.34 per diluted share in the third quarter 2011. The net income was impacted by an $11 million charge related to a settlement with a former joint venture partner in India and the related $1 million loss on disposal of the India operations.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Healthcare Sector Fund

Sector Weightings*:

Health Care	98.3%
Industrials	0.1
Short Term Investments	1.6

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Healthcare Sector Fund underperformed its benchmark by posting a return of 18.47% for Class A shares compared to 19.26% for the Dow Jones U.S. Health Care Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an index fund. As such, its portfolio manager is not selecting specific securities to own, but is trying to match the Fund’s overall weightings and characteristics to the Dow

Jones U.S. Healthcare Index weightings, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: Pfizer, a global pharmaceutical company, gained during the year as it promoted Centrum Silver’s multivitamin to reduce a man’s risk of cancer when taken daily. Pfizer and Pharma announced the launch of Hisun-Pfizer, a joint venture to develop and manufacture Pharma products in China and global markets. The joint venture products will have a broad portfolio covering cardiovascular disease, infectious disease, oncology, mental health and other therapeutic areas. Gilead, a biopharmaceutical company, gained during the year after the company announced that a combination of its hepatitis C therapies sofosbuvir and GS-5885, along with the antiviral drug ribavirin, cleared the HIV virus in a Phase II study. The company announced plans to partner with Mylan, Ranbaxy and Strides Arcolab for promotion of generic versions of Gilead’s HIV medicine.

Companies that detracted from the Fund’s performance included: Humana, a provider of U.S. backed Medicare insurance, declined after cutting its 2012 profit forecast on higher than anticipated costs. The company reported a 4.3% decrease in quarterly earnings due to higher costs and expenses, along with depreciation and amortization costs. Bristol-Myers Squibb Co., a biopharmaceutical company, lost in the year as the company discontinued the development of a hepatitis C drug that it had acquired in a $2.5 billion deal, after nine patients in a clinical trial had to be hospitalized and one of them died. In August, the company’s executive, Robert Ramnarine, was charged with insider trading by buying stock options in three companies targeted for acquisition. In the third quarter, the company reported a double digital decline in operating margin, due to the Plavix patent expirations.

JNL/Mellon Capital Management OiI and Gas Sector Fund

Sector Weightings*:

Energy	98.0%
Utilities	0.4
Industrials	0.1
Information Technology	0.1
Short Term Investments	1.4

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon Capital Management Oil and Gas Sector Fund underperformed its benchmark by posting a return of 4.35% for Class A shares compared to 4.71% for the Dow Jones U.S. Oil & Gas Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an index fund. As such, its portfolio manager is not selecting specific securities to own, but is trying to match the Fund’s overall weightings and characteristics to the Dow Jones U.S. Oil & Gas Index weightings, while minimizing transaction costs.

Due to certain regulatory restrictions on diversification, the Fund is unable to hold certain securities at their benchmark weight. These restrictions can hamper the ability of the Fund to match the return of the index. The Fund’s three largest holdings represent approximately 46% of the Fund. These companies are Exxon Mobil Corp. (“Exxon”), Chevron Corp. (“Chevron”) and Schlumberger Ltd. (“Schlumberger”) The index’s weight for these securities was approximately 47%. The Fund slightly underperformed its benchmark as a result of the Fund’s operating and management fees. However, without these fees, the Fund outperformed its benchmark as result of its overweight to other companies that outperformed the index during the year.

Companies that contributed to the Fund’s performance included: Exxon, a manufacturer and marketer of commodity petrochemicals, gained during the year as company’s profitability increased due to increase in the oil prices. The company increased its production and acreage by acquiring new regions and opening new facilities. Phillips 66, which became the largest U.S. independent refiner after its spinoff from ConocoPhillips, gained during the year as it reported strong earnings in the second and third quarters. The third quarter profits rose as the margin between oil costs and fuel prices widened. The company has led U.S. refiners in a rally rooted in surging U.S. crude output, which has depressed prices and allowed the companies to save on every barrel they process.

Companies that detracted from the Fund’s performance included: Occidental Petroleum Corp., an integrated oil and natural gas producer, lost during the year as company’s earnings declined in the third quarter due to lower prices of crude oil. Devon Energy Corp.’s stock tumbled to a 52 week low after the company reported a $719 million third quarter loss as a result of $1.1 billion charge to write down the falling value of its oil and gas assets.

JNL/Mellon Capital Management Technology Sector Fund

Sector Weightings*:

Information Technology	98.0%
Health Care	0.7
Consumer Discretionary	0.2
Industrials	0.1
Short Term Investments	1.0

Total Investments	100.0%

*Total Investments at December 31, 2012

Portfolio Manager Commentary: For the year ended December 31, 2012, JNL/Mellon

Capital Management Technology Sector Fund underperformed its benchmark by posting a return of 11.23% for Class A shares compared to 12.08% for the Dow Jones U.S. Technology Index. Fund performance tends to differ from that of its benchmark due to the Fund’s operating and management expenses.

The investment objective of the Fund is total return through capital appreciation and dividend income. The Fund is an index fund. As such, its portfolio manager is not selecting specific securities to own, but is trying to match the Fund’s overall weightings and characteristics to the Dow Jones U.S. Technology Index weightings, while minimizing transaction costs.

Companies that contributed to the Fund’s performance included: Apple, a designer, manufacturer and retailer of personal computer and mobile communication devices, gained due to preorders of its iPhone 5, which topped 2 million

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Technology Sector Fund (continued)

in just 24 hours, which was double the previous record for iPhone 4S. In addition, the company won a case against Samsung, looking for a U.S. sales ban on 8 models of Samsung’s smartphones and a preliminary ban on a Samsung tablet computer. Oracle Corp., a software company, gained during the year as the company reported second quarter ended November 2012 sales and profit that topped analysts’ estimates on growing demand for Internet based software.

The company expanded its margins by focusing on more profitable systems, packaged with deals with its database and applications software. In addition, cloud computing software is on track for $1 billion in revenue and will grow bigger in coming time.

Companies that detracted from the Fund’s performance included: Hewlett-Packard Co., a provider of imaging and printing systems, computing systems and information technology services, lost in the year after the company posted a third quarter loss of $8.9 billion on account of slow sales and an $8 billion write down of its Enterprise Services division, (“EDS”). Intel, which designs, manufactures and sells computer components and related products, declined as the company’s profits were hurt by higher expenses and rising inventories. In addition, PC demand slowed during the year due to global economic concerns.

JNL/Mellon Capital Management Dow 10 Fund

Average Annual Total Returns for Class A Shares
1 Year	11.26%
5 Year	0.46%
10 Year	5.03%

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

JNL/Mellon Capital Management S&P 10 Fund

Average Annual Total Returns for Class A Shares
1 Year	19.68%
5 Year	-7.42%
10 Year	3.68%

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Global 15 Fund

Average Annual Total Returns for Class A Shares
1 Year	22.91%
5 Year	-2.69%
10 Year	9.83%

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

JNL/Mellon Capital Management Nasdaq 25 Fund

Average Annual Total Returns for Class A Shares
1 Year	19.66%
5 Year	2.33%
Since Inception	5.09%
(Inception date October 4, 2004)

Average Annual Total Returns for Class B Shares
1 Year	19.75%
5 Year	2.52%
Since Inception	3.51%
(Inception date December 3, 2007)

JNL/Mellon Capital Management Value Line 30 Fund

Average Annual Total Returns for Class A Shares
1 Year	9.16%
5 Year	-9.11%
Since Inception	1.86%
(Inception date October 4, 2004)

Average Annual Total Returns for Class B Shares
1 Year	9.25%
5 Year	-9.13%
Since Inception	-8.76%
(Inception date December 3, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Dow Dividend Fund

Average Annual Total Returns for Class A Shares
1 Year	11.49%
5 Year	-4.26%
Since Inception	-2.01%
(Inception date January 17, 2006)

Average Annual Total Returns for Class B Shares
1 Year	11.57%
5 Year	-4.11%
Since Inception	-5.09%
(Inception date December 3, 2007)

JNL/Mellon Capital Management S&P 24 Fund

Average Annual Total Returns for Class A Shares
1 Year	11.53%
5 Year	1.74%
Since Inception	2.87%
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 Year	11.81%
5 Year	1.96%
Since Inception	1.71%
(Inception date December 3, 2007)

JNL/Mellon Capital Management S&P SMid 60 Fund

Average Annual Total Returns for Class A Shares
1 Year	13.85%
5 Year	7.43%
Since Inception	4.41%
(Inception date April 30, 2007)

Average Annual Total Returns for Class B Shares
1 Year	13.96%
5 Year	7.59%
Since Inception	4.58%
(Inception date April 30, 2007)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management NYSE International 25 Fund

Average Annual Total Returns for Class A Shares
1 Year	11.69%
5 Year	-8.56%
Since Inception	-5.01%
(Inception date April 30, 2007)

Average Annual Total Returns for Class B Shares
1 Year	12.02%
5 Year	-8.36%
Since Inception	-4.81%
(Inception date April 30, 2007)

JNL/Mellon Capital Management 25 Fund

Average Annual Total Returns for Class A Shares
1 Year	17.70%
5 Year	9.29%
10 Year	10.33%

Average Annual Total Returns for Class B Shares
1 Year	17.90%
5 Year	9.51%
Since Inception	7.56%
(Inception date May 1, 2006)

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

JNL/Mellon Capital Management Select Small-Cap Fund

Average Annual Total Returns for Class A Shares
1 Year	15.90%
5 Year	-3.17%
10 Year	4.24%

Average Annual Total Returns for Class B Shares
1 Year	16.17%
5 Year	-2.97%
Since Inception	-3.84%
(Inception date May 1, 2006)

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management JNL 5 Fund

Average Annual Total Returns for Class A Shares
1 Year	18.04%
5 Year	-0.71%
Since Inception	4.26%
(Inception date October 4, 2004)

Average Annual Total Returns for Class B Shares
1 Year	18.25%
5 Year	-0.52%
Since Inception	4.46%
(Inception date October 4, 2004)

JNL/Mellon Capital Management JNL Optimized 5 Fund

Average Annual Total Returns for Class A Shares
1 Year	14.31%
5 Year	-2.75%
Since Inception	1.03%
(Inception date May 1, 2006)

Average Annual Total Returns for Class B Shares
1 Year	14.52%
5 Year	-2.55%
Since Inception	1.22%
(Inception date May 1, 2006)

JNL/Mellon Capital Management VIP Fund

Average Annual Total Returns for Class A Shares
1 Year	12.14%
5 Year	-2.46%
Since Inception	3.61%
(Inception date October 4, 2004)

Average Annual Total Returns for Class B Shares
1 Year	12.38%
5 Year	-2.27%
Since Inception	3.81%
(Inception date October 4, 2004)

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Communications Sector Fund

Average Annual Total Returns for Class A Shares
1 Year	20.34%
5 Year	1.59%
10 Year	9.28%

Average Annual Total Returns for Class B Shares
1 Year	20.83%
5 Year	1.76%
Since Inception	6.02%
(Inception date March 5, 2004)

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

JNL/Mellon Capital Management Consumer Brands Sector Fund

Average Annual Total Returns for Class A Shares
1 Year	23.47%
5 Year	8.11%
10 Year	7.20%

Average Annual Total Returns for Class B Shares
1 Year	23.72%
5 Year	8.31%
Since Inception	5.65%
(Inception date March 5, 2004)

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

JNL/Mellon Capital Management Financial Sector Fund

Average Annual Total Returns for Class A Shares
1 Year	26.12%
5 Year	-6.10%
10 Year	1.40%

Average Annual Total Returns for Class B Shares
1 Year	26.56%
5 Year	-5.91%
Since Inception	-2.32%
(Inception March 5, 2004)

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Mellon Capital Management Funds (continued) Mellon Capital Management Corporation

JNL/Mellon Capital Management Healthcare Sector Fund

Average Annual Total Returns for Class A Shares
1 Year	18.47%
5 Year	4.86%
10 Year	7.55%

Average Annual Total Returns for Class B Shares
1 Year	18.77%
5 Year	5.08%
Since Inception	5.15%
(Inception date March 5, 2004)

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

JNL/Mellon Capital Management Oil & Gas Sector Fund

Average Annual Total Returns for Class A Shares
1 Year	4.35%
5 Year	-0.86%
10 Year	14.17%

Average Annual Total Returns for Class B Shares
1 Year	4.53%
5 Year	-0.66%
Since Inception	11.76%
(Inception date March 5, 2004)

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

JNL/Mellon Capital Management Technology Sector Fund

Average Annual Total Returns for Class A Shares
1 Year	11.23%
5 Year	2.87%
10 Year	8.07%

Average Annual Total Returns for Class B Shares
1 Year	11.57%
5 Year	3.08%
Since Inception	4.80%
(Inception date March 5, 2004)

Mellon Capital Management Corporation assumed portfolio management responsibility on February 17, 2004.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
JNL/Mellon Capital Management Dow 10 Fund

COMMON STOCKS - 99.8%

CONSUMER STAPLES - 19.7%
Kraft Foods Group Inc.	384	$17,462
Mondelez International Inc. - Class A	1,152	29,343
Procter & Gamble Co.	654	44,368

		91,173

ENERGY - 9.7%
Chevron Corp.	414	44,804

HEALTH CARE - 31.6%
Johnson & Johnson	683	47,856
Merck & Co. Inc.	1,160	47,489
Pfizer Inc.	2,020	50,650

		145,995

INDUSTRIALS - 10.1%
General Electric Co.	2,228	46,763

MATERIALS - 8.1%
E.I. du Pont de Nemours & Co.	837	37,653

TELECOMMUNICATION SERVICES - 20.6%
AT&T Inc.	1,398	47,128
Verizon Communications Inc.	1,118	48,371

		95,499

Total Common Stocks (cost $412,945)		461,887

SHORT TERM INVESTMENTS - 0.0%

Investment Company - 0.0%
JNL Money Market Fund, 0.06% (a) (b)	135	135
Total Short Term Investments (cost $135)		135

Total Investments - 99.8% (cost $413,080)		462,022
Other Assets and Liabilities, Net - 0.2%		771

Total Net Assets - 100.0%		$462,793

JNL/Mellon Capital Management S&P 10 Fund

COMMON STOCKS - 100.2%

CONSUMER DISCRETIONARY - 79.9%
Bed Bath & Beyond Inc. (c)	396	$22,135
Home Depot Inc.	528	32,678
Limited Brands Inc.	539	25,371
Macy’s Inc.	657	25,635
Nike Inc. - Class B	487	25,146
Ross Stores Inc.	458	24,817
TJX Cos. Inc.	678	28,762
VF Corp.	178	26,881

		211,425

CONSUMER STAPLES - 20.3%
Estee Lauder Cos. Inc.	420	25,169

	Shares	Value
Whole Foods Market Inc.	314	28,645

		53,814

Total Common Stocks (cost $265,701)		265,239

Total Investments - 100.2% (cost $265,701)		265,239
Other Assets and Liabilities, Net - (0.2%)		(426)

Total Net Assets - 100.0%		$264,813

JNL/Mellon Capital Management Global 15 Fund

COMMON STOCKS - 99.7%

CONSUMER DISCRETIONARY - 8.6%
Ladbrokes Plc	11,162	$36,249

CONSUMER STAPLES - 7.0%
Kraft Foods Group Inc.	242	11,010
Mondelez International Inc. - Class A	727	18,515

		29,525

FINANCIALS - 42.7%
Bank of China Ltd. - Class H	68,516	31,030
China Construction Bank Corp. - Class H	36,024	29,439
Industrial & Commercial Bank of China - Class H	43,131	31,131
Man Group Plc	13,056	17,907
New World Development Ltd.	24,199	38,311
RSA Insurance Group Plc	15,305	31,608

		179,426

HEALTH CARE - 14.8%
Merck & Co. Inc.	732	29,978
Pfizer Inc.	1,273	31,933

		61,911

INDUSTRIALS - 13.4%
Cathay Pacific Airways Ltd.	14,383	26,715
General Electric Co.	1,406	29,519

		56,234

TELECOMMUNICATION SERVICES - 13.2%
AT&T Inc.	881	29,710
Vodafone Group Plc	10,120	25,473

		55,183

Total Common Stocks (cost $377,800)		418,528

Total Investments - 99.7% (cost $377,800)		418,528
Other Assets and Liabilities, Net - 0.3%		1,238

Total Net Assets - 100.0%		$419,766

JNL/Mellon Capital Management Nasdaq 25 Fund

COMMON STOCKS - 99.9%

CONSUMER DISCRETIONARY - 16.9%
Bed Bath & Beyond Inc. (c)	143	$7,978
Comcast Corp. - Class A	574	21,474
Dollar Tree Inc. (c)	139	5,640
Liberty Interactive Corp. (c)	332	6,531
Liberty Ventures - Class A (c)	19	1,316
News Corp. - Class A	835	21,337

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
O’Reilly Automotive Inc. (c)	76	6,762

		71,038

CONSUMER STAPLES - 7.2%
Costco Wholesale Corp.	211	20,871
Whole Foods Market Inc.	104	9,522

		30,393

HEALTH CARE - 10.0%
Biogen Idec Inc. (c)	137	20,064
Gilead Sciences Inc. (c)	298	21,891

		41,955

INFORMATION TECHNOLOGY - 65.8%
Apple Inc.	74	39,295
Check Point Software Technologies Ltd. (c)	124	5,888
Cisco Systems Inc.	1,651	32,449
eBay Inc. (c)	428	21,855
Fiserv Inc. (c)	91	7,171
Google Inc. - Class A (c)	46	32,790
Intel Corp.	1,231	25,400
Intuit Inc.	172	10,232
KLA-Tencor Corp.	111	5,310
Maxim Integrated Products Inc.	207	6,076
Microchip Technology Inc. (d)	149	4,870
Microsoft Corp.	1,150	30,742
Paychex Inc.	213	6,644
QUALCOMM Inc.	546	33,852
Yahoo! Inc. (c)	712	14,166

		276,740

Total Common Stocks (cost $369,160)		420,126

INVESTMENT COMPANIES - 0.5%
PowerShares QQQ Trust	32	2,112

Total Investment Companies (cost $2,124)		2,112

SHORT TERM INVESTMENTS - 0.3%

Investment Company - 0.1%
JNL Money Market Fund, 0.06% (a) (b)	434	434

Securities Lending Collateral - 0.2%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	667	667

Total Short Term Investments (cost $1,101)		1,101

Total Investments - 100.7% (cost $372,385)		423,339
Other Assets and Liabilities, Net - (0.7%)		(2,993)

Total Net Assets - 100.0%		$420,346

JNL/Mellon Capital Management Value Line 30 Fund

COMMON STOCKS - 99.1%

CONSUMER DISCRETIONARY - 18.1%
Advance Auto Parts Inc.	160	$11,607
Genesco Inc. (c)	123	6,742
Kohl’s Corp.	561	24,128
Macy’s Inc.	928	36,205
Mattel Inc.	754	27,598
PetSmart Inc.	247	16,898

		123,178

CONSUMER STAPLES - 2.3%
Casey’s General Stores Inc.	145	7,716

	Shares	Value
Smithfield Foods Inc. (c)	358	7,725

		15,441

ENERGY - 9.0%
Alliance Resource Partners LP	99	5,762
Chevron Corp.	517	55,886

		61,648

HEALTH CARE - 21.8%
Abbott Laboratories	978	64,048
Humana Inc.	355	24,335
Merck & Co. Inc.	1,458	59,707

		148,090

INDUSTRIALS - 12.0%
Alaska Air Group Inc. (c)	198	8,539
Curtiss-Wright Corp.	212	6,959
Kirby Corp. (c)	124	7,670
Moog Inc. - Class A (c)	171	6,997
Norfolk Southern Corp.	548	33,874
Old Dominion Freight Line Inc. (c)	275	9,439
Triumph Group Inc.	129	8,422

		81,900

INFORMATION TECHNOLOGY - 7.3%
Jabil Circuit Inc.	464	8,944
NeuStar Inc. - Class A (c)	218	9,162
Seagate Technology (d)	1,031	31,411

		49,517

MATERIALS - 17.5%
Barrick Gold Corp.	1,215	42,552
CF Industries Holdings Inc.	145	29,426
International Paper Co.	960	38,244
Schweitzer-Mauduit International Inc.	225	8,772

		118,994

TELECOMMUNICATION SERVICES - 8.0%
BCE Inc.	1,272	54,635

UTILITIES - 3.1%
American Water Works Co. Inc.	388	14,421
El Paso Electric Co.	216	6,899

		21,320

Total Common Stocks (cost $649,941)		674,723

INVESTMENT COMPANIES - 0.5%
SPDR S&P 500 ETF Trust	25	3,568

Total Investment Companies (cost $3,628)		3,568

SHORT TERM INVESTMENTS - 0.5%

Investment Company - 0.2%
JNL Money Market Fund, 0.06% (a) (b)	1,269	1,269

Securities Lending Collateral - 0.3%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	1,869	1,869

Total Short Term Investments (cost $3,138)		3,138

Total Investments - 100.1% (cost $656,707)		681,429
Other Assets and Liabilities, Net - (0.1%)		(813)

Total Net Assets - 100.0%		$680,616

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
JNL/Mellon Capital Management Dow Dividend Fund

COMMON STOCKS - 99.3%

ENERGY - 3.7%
Chevron Corp.	133	$14,392

FINANCIALS - 14.9%
BB&T Corp.	566	16,473
First Niagara Financial Group Inc.	1,641	13,011
New York Community Bancorp Inc. (d)	1,152	15,086
People’s United Financial Inc.	1,102	13,323

		57,893

HEALTH CARE - 4.3%
Pfizer Inc.	658	16,507

INDUSTRIALS - 23.8%
Avery Dennison Corp.	497	17,341
Eaton Corp. Plc	327	17,732
General Electric Co.	795	16,691
Northrop Grumman Systems Corp.	244	16,459
Republic Services Inc. - Class A	517	15,165
RR Donnelley & Sons Co. (d)	981	8,831

		92,219

MATERIALS - 18.3%
Commercial Metals Co.	1,030	15,306
Eastman Chemical Co.	364	24,800
MeadWestvaco Corp.	473	15,068
Olin Corp.	725	15,650

		70,824

UTILITIES - 34.3%
American Electric Power Co. Inc.	345	14,718
CenterPoint Energy Inc.	705	13,568
DTE Energy Co.	262	15,708
Entergy Corp.	194	12,357
Integrys Energy Group Inc.	261	13,647
Northeast Utilities	395	15,433
Pinnacle West Capital Corp.	296	15,073
PPL Corp.	481	13,780
Sempra Energy	259	18,368

		132,652

Total Common Stocks (cost $364,977)		384,487

INVESTMENT COMPANIES - 0.4%
iShares Dow Jones Select Dividend Index Fund	30	1,704

Total Investment Companies (cost $1,707)		1,704

SHORT TERM INVESTMENTS - 5.6%

Investment Company - 0.1%
JNL Money Market Fund, 0.06% (a) (b)	364	364

Securities Lending Collateral - 5.5%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	21,210	21,210

Total Short Term Investments (cost $21,574)		21,574

Total Investments - 105.3% (cost $388,258)		407,765
Other Assets and Liabilities, Net - (5.3%)		(20,679)

Total Net Assets - 100.0%		$387,086

	Shares	Value
JNL/Mellon Capital Management S&P 24 Fund

COMMON STOCKS - 98.9%

CONSUMER DISCRETIONARY - 10.2%
Apollo Group Inc. - Class A (c)	423	$8,850
AutoZone Inc. (c)	70	24,692
Ross Stores Inc.	476	25,793

		59,335

CONSUMER STAPLES - 12.7%
Hershey Co.	366	26,466
Lorillard Inc.	199	23,263
Philip Morris International Inc.	290	24,223

		73,952

ENERGY - 11.7%
Chevron Corp.	214	23,104
ConocoPhillips	310	17,998
FMC Technologies Inc. (c)	434	18,574
Phillips 66	156	8,306

		67,982

FINANCIALS - 13.2%
Chubb Corp.	328	24,732
Marsh & McLennan Cos. Inc.	716	24,682
Torchmark Corp.	522	26,960

		76,374

HEALTH CARE - 16.8%
Amgen Inc.	354	30,547
Forest Laboratories Inc. (c)	751	26,528
Gilead Sciences Inc. (c)	555	40,767

		97,842

INDUSTRIALS - 12.8%
Cintas Corp.	653	26,702
General Dynamics Corp.	342	23,712
Rockwell Collins Inc.	411	23,882

		74,296

INFORMATION TECHNOLOGY - 8.5%
Intel Corp.	934	19,269
MasterCard Inc. - Class A	61	29,946

		49,215

UTILITIES - 13.0%
Dominion Resources Inc.	427	22,100
Sempra Energy	413	29,310
Wisconsin Energy Corp.	650	23,959

		75,369

Total Common Stocks (cost $520,362)		574,365

INVESTMENT COMPANIES - 0.9%
SPDR S&P 500 ETF Trust	35	4,956

Total Investment Companies (cost $4,917)		4,956

SHORT TERM INVESTMENTS - 0.4%

Investment Company - 0.4%
JNL Money Market Fund, 0.06% (a) (b)	2,429	2,429

Total Short Term Investments (cost $2,429)		2,429

Total Investments - 100.2% (cost $527,708)		581,750
Other Assets and Liabilities, Net - (0.2%)		(1,251)

Total Net Assets - 100.0%		$580,499

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
JNL/Mellon Capital Management S&P SMid 60 Fund

COMMON STOCKS - 99.9%

CONSUMER DISCRETIONARY - 9.0%
Barnes & Noble Inc. (c) (d)	651	$9,826
Boyd Gaming Corp. (c) (d)	636	4,223
Movado Group Inc.	259	7,938
Pep Boys-Manny Moe & Jack	431	4,234
Pinnacle Entertainment Inc. (c)	463	7,330
Regis Corp.	573	9,690

		43,241

ENERGY - 6.2%
Helix Energy Solutions Group Inc. (c)	597	12,318
PDC Energy Inc. (c)	135	4,482
Pioneer Energy Services Corp. (c)	490	3,558
Unit Corp. (c)	204	9,203

		29,561

FINANCIALS - 39.2%
American Financial Group Inc.	257	10,152
Aspen Insurance Holdings Ltd.	353	11,340
Associated Bancorp	839	11,002
Astoria Financial Corp.	1,116	10,448
BancorpSouth Inc.	860	12,501
Cedar Shopping Centers Inc.	1,092	5,763
First Commonwealth Financial Corp.	892	6,083
First Midwest Bancorp Inc.	464	5,814
Glacier Bancorp Inc.	391	5,753
Horace Mann Educators Corp.	346	6,905
Interactive Brokers Group Inc.	317	4,338
Investment Technology Group Inc. (c)	439	3,948
Meadowbrook Insurance Group Inc.	445	2,574
Pennsylvania Real Estate Investment Trust	450	7,945
Piper Jaffray Cos. (c)	233	7,481
PrivateBancorp Inc.	428	6,561
Protective Life Corp.	418	11,947
Reinsurance Group of America Inc.	181	9,708
Selective Insurance Group	265	5,115
StanCorp Financial Group Inc.	258	9,458
Susquehanna Bancshares Inc.	561	5,883
Synovus Financial Corp. (d)	6,690	16,391
TCF Financial Corp.	914	11,101

		188,211

HEALTH CARE - 2.4%
Gentiva Health Services Inc. (c)	697	7,002
Kindred Healthcare Inc. (c)	403	4,356

		11,358

INDUSTRIALS - 12.9%
Briggs & Stratton Corp.	306	6,456
General Cable Corp. (c)	377	11,465
JetBlue Airways Corp. (c)	1,813	10,353
Kelly Services Inc. - Class A	346	5,451
Oshkosh Corp. (c)	441	13,079
SkyWest Inc.	376	4,691
URS Corp.	270	10,593

		62,088

INFORMATION TECHNOLOGY - 13.5%
Advanced Energy Industries Inc. (c)	433	5,980
AOL Inc.	625	18,500
Fairchild Semiconductor International Inc. (c)	783	11,278
SYNNEX Corp. (c)	155	5,312
Tech Data Corp. (c)	190	8,663
TTM Technologies Inc. (c)	433	3,981

	Shares	Value
Vishay Intertechnology Inc. (c)	1,049	11,149

		64,863

MATERIALS - 5.3%
Domtar Corp.	119	9,900
Kraton Performance Polymers Inc. (c)	232	5,570
Steel Dynamics Inc.	721	9,897

		25,367

TELECOMMUNICATION SERVICES - 2.1%
Neutral Tandem Inc.	435	1,117
Telephone & Data Systems Inc.	398	8,810

		9,927

UTILITIES - 9.3%
Avista Corp.	183	4,408
Black Hills Corp.	282	10,256
Great Plains Energy Inc.	432	8,767
NV Energy Inc.	577	10,461
PNM Resources Inc.	517	10,608

		44,500

Total Common Stocks (cost $442,510)		479,116

SHORT TERM INVESTMENTS - 4.0%

Investment Company - 0.2%
JNL Money Market Fund, 0.06% (a) (b)	940	940

Securities Lending Collateral - 3.8%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	18,137	18,137

Total Short Term Investments (cost $19,077)		19,077

Total Investments - 103.9% (cost $461,587)		498,193
Other Assets and Liabilities, Net - (3.9%)		(18,471)

Total Net Assets - 100.0%		$479,722

JNL/Mellon Capital Management NYSE International 25 Fund

COMMON STOCKS - 98.2%

CONSUMER DISCRETIONARY - 9.2%
Honda Motor Co. Ltd. - ADR (d)	90	$3,339
Panasonic Corp. - ADR (d)	338	2,052
Sony Corp. - ADR (d)	157	1,761

		7,152

ENERGY - 18.2%
China Petroleum & Chemical Corp. - ADR - Class H	27	3,069
EnCana Corp.	152	3,011
ENI SpA - ADR	67	3,271
Petroleo Brasileiro SA - Petrobras - ADR	114	2,223
Talisman Energy Inc.	223	2,522

		14,096

FINANCIALS - 47.5%
Banco Bilbao Vizcaya Argentaria SA - ADR (d)	332	3,131
Banco Santander SA - ADR (d)	412	3,363
Barclays Plc - ADR	251	4,344
Credit Suisse Group AG - ADR	119	2,934
HSBC Holdings Plc - ADR (d)	72	3,834
Manulife Financial Corp.	259	3,519
Mizuho Financial Group Inc. - ADR (d)	1,027	3,758
Royal Bank of Scotland Group Plc - ADR (c) (d)	433	4,671
Sumitomo Mitsui Financial Group Inc. - ADR	499	3,665

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
UBS AG	233	3,661

		36,880

INFORMATION TECHNOLOGY - 7.1%
Hitachi Ltd. - ADR	53	3,151
Nokia Oyj - ADR (d)	589	2,326

		5,477

MATERIALS - 3.6%
Vale SA - ADR	132	2,773

TELECOMMUNICATION SERVICES - 12.6%
France Telecom SA - ADR	181	2,002
Nippon Telegraph & Telephone Corp. - ADR	112	2,356
Telecom Italia SpA - ADR	267	2,412
VimpelCom Ltd. - ADR	290	3,042

		9,812

Total Common Stocks (cost $82,219)		76,190

INVESTMENT COMPANIES - 1.5%
iShares MSCI EAFE Index Fund	20	1,121

Total Investment Companies (cost $1,107)		1,121

SHORT TERM INVESTMENTS - 18.5%

Investment Company - 0.5%
JNL Money Market Fund, 0.06% (a) (b)	399	399

Securities Lending Collateral - 18.0%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	13,929	13,929

Total Short Term Investments (cost $14,328)		14,328

Total Investments - 118.2% (cost $97,654)		91,639
Other Assets and Liabilities, Net - (18.2%)		(14,083)

Total Net Assets - 100.0%		$77,556

JNL/Mellon Capital Management 25 Fund

COMMON STOCKS - 100.0%

CONSUMER DISCRETIONARY - 11.6%
Carnival Corp.	801	$29,466
Darden Restaurants Inc.	500	22,548
Genuine Parts Co.	414	26,353

		78,367

CONSUMER STAPLES - 11.8%
General Mills Inc.	656	26,497
Kellogg Co.	486	27,146
PepsiCo Inc.	390	26,695

		80,338

ENERGY - 16.2%
ConocoPhillips	334	19,394
Kinder Morgan Inc.	663	23,414
Phillips 66	168	8,898
RPC Inc. (d)	2,500	30,596
Williams Cos. Inc.	847	27,745

		110,047

HEALTH CARE - 4.1%
Abbott Laboratories	422	27,625

INDUSTRIALS - 24.8%
Corrections Corp. of America	988	35,057
Eaton Corp. Plc	519	28,116
Emerson Electric Co.	499	26,450

	Shares	Value
Exelis Inc.	2,085	23,495
Northrop Grumman Systems Corp.	421	28,484
Watsco Inc.	351	26,293

		167,895

INFORMATION TECHNOLOGY - 4.0%
Analog Devices Inc.	638	26,841

MATERIALS - 27.5%
Bemis Co. Inc.	809	27,064
Freeport-McMoRan Copper & Gold Inc.	662	22,642
Greif Inc. - Class A	492	21,891
MeadWestvaco Corp.	831	26,483
Nucor Corp.	593	25,595
Packaging Corp. of America	862	33,177
RPM International Inc.	1,014	29,771

		186,623

Total Common Stocks (cost $638,496)		677,736

SHORT TERM INVESTMENTS - 4.2%

Investment Company - 0.1%
JNL Money Market Fund, 0.06% (a) (b)	383	383

Securities Lending Collateral - 4.1%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	28,121	28,121

Total Short Term Investments (cost $28,504)		28,504

Total Investments - 104.2% (cost $667,000)		706,240
Other Assets and Liabilities, Net - (4.2%)		(28,479)

Total Net Assets - 100.0%		$677,761

JNL/Mellon Capital Management Select Small-Cap Fund * (e)

COMMON STOCKS - 100.0%

CONSUMER DISCRETIONARY - 22.1%
Buffalo Wild Wings Inc. (c)	41	$2,990
Coinstar Inc. (c) (d)	69	3,591
DSW Inc. - Class A	72	4,701
Group 1 Automotive Inc. (d)	51	3,144
Hibbett Sports Inc. (c)	59	3,114
Men’s Wearhouse Inc.	115	3,579
Monro Muffler Brake Inc. (d)	69	2,420
Papa John’s International Inc. (c)	54	2,971
Pool Corp.	106	4,489
Steven Madden Ltd. (c)	98	4,153
Vitamin Shoppe Inc. (c)	65	3,754
Other Securities		18,569

		57,475

CONSUMER STAPLES - 9.6%
Casey’s General Stores Inc.	85	4,529
Darling International Inc. (c)	262	4,200
Elizabeth Arden Inc. (c)	65	2,943
Hain Celestial Group Inc. (c)	99	5,384
Snyders-Lance Inc.	152	3,665
Other Securities		4,201

		24,922

ENERGY - 1.1%
Other Securities		2,977

FINANCIALS - 15.1%
AmTrust Financial Services Inc. (d)	148	4,254

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
Bank of the Ozarks Inc.	77	2,592
MarketAxess Holdings Inc.	81	2,849
Ocwen Financial Corp. (c)	291	10,067
RLI Corp.	48	3,073
Sovran Self Storage Inc.	65	4,019
Texas Capital Bancshares Inc. (c)	85	3,792
Umpqua Holdings Corp.	250	2,945
Other Securities		5,511

		39,102

HEALTH CARE - 8.4%
Air Methods Corp.	84	3,114
Medicines Co. (c)	122	2,919
Molina Healthcare Inc. (c)	102	2,769
Thoratec Corp. (c)	130	4,895
Other Securities		8,194

		21,891

INDUSTRIALS - 10.9%
Acacia Research Corp. (c)	111	2,853
Advisory Board Co. (c)	75	3,495
Allegiant Travel Co. (d)	43	3,125
Applied Industrial Technologies Inc.	94	3,952
Beacon Roofing Supply Inc. (c)	104	3,460
Generac Holdings Inc.	152	5,202
RBC Bearings Inc. (c)	50	2,478
Other Securities		3,788

		28,353

INFORMATION TECHNOLOGY - 25.4%
ACI Worldwide Inc. (c)	87	3,820
Cognex Corp.	95	3,509
Dealertrack Technologies Inc. (c)	93	2,685
FEI Co.	85	4,690
Heartland Payment Systems Inc.	87	2,572
InterXion Holding NV (c)	148	3,520
Mellanox Technologies Ltd. (c) (d)	90	5,325
OSI Systems Inc. (c)	44	2,838
SYNNEX Corp. (c)	83	2,841
Tyler Technologies Inc. (c)	67	3,242
Ultimate Software Group Inc. (c)	59	5,577
Other Securities		25,248

		65,867

MATERIALS - 5.6%
Buckeye Technologies Inc.	88	2,532
HB Fuller Co.	111	3,871
Schweitzer-Mauduit International Inc.	71	2,789
Other Securities		5,325

		14,517

TELECOMMUNICATION SERVICES - 1.8%
Cincinnati Bell Inc. (c)	442	2,420
Other Securities		2,332

		4,752

Total Common Stocks (cost $245,005)		259,856

SHORT TERM INVESTMENTS - 8.9%

Investment Company - 0.2%
JNL Money Market Fund, 0.06% (a) (b)	466	466

	Shares	Value
Securities Lending Collateral - 8.7%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	22,682	22,682

Total Short Term Investments (cost $23,148)		23,148

Total Investments - 108.9% (cost $268,153)		283,004
Other Assets and Liabilities, Net - (8.9%)		(23,157)

Total Net Assets - 100.0%		$259,847

JNL/Mellon Capital Management JNL 5 Fund * (e)

COMMON STOCKS - 98.7%

CONSUMER DISCRETIONARY - 13.3%
Autoliv Inc. (d)	424	$28,607
CBS Corp. - Class B	2,069	78,720
Ladbrokes Plc	18,697	60,718
Limited Brands Inc.	1,404	66,092
TJX Cos. Inc.	1,740	73,846
Other Securities		105,859

		413,842

CONSUMER STAPLES - 12.6%
Dr. Pepper Snapple Group Inc.	574	25,361
Flowers Foods Inc.	1,193	27,755
Kellogg Co.	449	25,101
Kraft Foods Group Inc.	844	38,385
Mondelez International Inc. - Class A	2,504	63,787
Procter & Gamble Co.	849	57,663
Whole Foods Market Inc.	807	73,696
Other Securities		81,532

		393,280

ENERGY - 2.6%
Williams Cos. Inc.	1,716	56,177
Other Securities		26,439

		82,616

FINANCIALS - 12.3%
Bank of China Ltd. - Class H	102,663	46,494
China Construction Bank Corp. - Class H	54,169	44,268
Industrial & Commercial Bank of China - Class H	63,690	45,970
Man Group Plc	19,388	26,591
New World Development Ltd. (d)	46,472	73,573
RSA Insurance Group Plc	23,124	47,755
Other Securities		100,617

		385,268

HEALTH CARE - 16.1%
Abbott Laboratories	404	26,450
Aetna Inc.	1,344	62,249
Humana Inc.	647	44,419
Johnson & Johnson	856	60,005
Merck & Co. Inc.	1,496	61,237
Pfizer Inc.	4,325	108,482
UnitedHealth Group Inc.	1,119	60,707
Other Securities		80,787

		504,336

INDUSTRIALS - 14.5%
Avery Dennison Corp.	793	27,677
COSCO Pacific Ltd.	32,338	46,889
Eaton Corp. Plc	520	28,187
Emerson Electric Co.	488	25,835

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
General Electric Co.	5,226	109,699
Northrop Grumman Systems Corp.	388	26,191
Republic Services Inc. - Class A	825	24,194
Watsco Inc.	346	25,898
WW Grainger Inc.	303	61,256
Other Securities		77,140

		452,966

INFORMATION TECHNOLOGY - 9.8%
Computer Sciences Corp.	958	38,371
Harris Corp.	628	30,760
Intel Corp.	3,859	79,613
Other Securities		156,512

		305,256

MATERIALS - 10.6%
Bemis Co. Inc.	756	25,282
Commercial Metals Co.	1,640	24,373
Dow Chemical Co.	790	25,537
E.I. du Pont de Nemours & Co.	1,238	55,655
International Paper Co.	765	30,474
Kronos Worldwide Inc. (d)	1,258	24,527
Packaging Corp. of America	899	34,599
RPM International Inc.	926	27,185
Other Securities		82,413

		330,045

TELECOMMUNICATION SERVICES - 6.6%
AT&T Inc.	3,095	104,341
Verizon Communications Inc.	1,414	61,177
Vodafone Group Plc	13,576	34,174
Other Securities		5,571

		205,263

UTILITIES - 0.3%
Other Securities		9,791

Total Common Stocks (cost $2,680,238)		3,082,663

INVESTMENT COMPANIES - 1.1%
SPDR S&P 500 ETF Trust	244	34,750

Total Investment Companies (cost $34,312)		34,750

SHORT TERM INVESTMENTS - 3.8%

Securities Lending Collateral - 3.8%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	119,504	119,504

Total Short Term Investments (cost $119,504)		119,504

Total Investments - 103.6% (cost $2,834,054)		3,236,917
Other Assets and Liabilities, Net - (3.6%)		(112,998)

Total Net Assets - 100.0%		$3,123,919

JNL/Mellon Capital Management JNL Optimized 5 Fund * (e)

COMMON STOCKS - 99.7%

CONSUMER DISCRETIONARY - 9.9%
Comcast Corp. - Class A	195	$7,295
Ladbrokes Plc	1,563	5,074
Macy’s Inc.	105	4,105
Mattel Inc.	85	3,115
News Corp. - Class A	160	4,085
Other Securities		13,184

		36,858

	Shares	Value
CONSUMER STAPLES - 5.2%
Costco Wholesale Corp.	40	3,989
Other Securities		15,603

		19,592

ENERGY - 3.7%
Chevron Corp.	79	8,576
ENI SpA	196	4,801
Other Securities		641

		14,018

FINANCIALS - 14.6%
AXA SA	311	5,590
Banco Santander SA	576	4,680
Bank of China Ltd. - Class H	8,752	3,964
BNP Paribas	103	5,867
CaixaBank SA (d)	878	3,076
China Construction Bank Corp. - Class H	4,618	3,774
DNB ASA	414	5,288
Industrial & Commercial Bank of China - Class H	5,429	3,918
Muenchener Rueckversicherungs AG	33	5,957
New World Development Ltd.	3,940	6,238
RSA Insurance Group Plc	1,930	3,986
Other Securities		2,219

		54,557

HEALTH CARE - 9.6%
Abbott Laboratories	179	11,720
Biogen Idec Inc. (c)	23	3,318
Gilead Sciences Inc. (c)	70	5,127
Merck & Co. Inc.	224	9,164
Pfizer Inc.	145	3,644
Other Securities		2,818

		35,791

INDUSTRIALS - 8.3%
COSCO Pacific Ltd. (d)	2,712	3,932
General Electric Co.	176	3,685
Norfolk Southern Corp.	84	5,212
Other Securities		18,290

		31,119

INFORMATION TECHNOLOGY - 23.3%
Apple Inc.	21	11,108
Cisco Systems Inc.	467	9,171
eBay Inc. (c)	120	6,123
Google Inc. - Class A (c)	13	9,268
Intel Corp.	478	9,860
Microsoft Corp.	325	8,688
Nokia Oyj (d)	828	3,273
QUALCOMM Inc.	154	9,568
Seagate Technology	117	3,561
Other Securities		16,522

		87,142

MATERIALS - 8.6%
Barrick Gold Corp.	186	6,525
CF Industries Holdings Inc.	16	3,338
International Paper Co.	164	6,548
Other Securities		15,642

		32,053

TELECOMMUNICATION SERVICES - 9.2%
AT&T Inc.	104	3,505
BCE Inc.	195	8,384
Deutsche Telekom AG	354	4,027
Telecom Italia SpA	3,823	3,467
Telefonica SA	239	3,242

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
Vivendi SA	192	4,333
Other Securities		7,398

		34,356

UTILITIES - 7.3%
E.ON SE	188	3,528
Enel SpA	998	4,150
National Grid Plc	419	4,809
RWE AG	116	4,793
Scottish & Southern Energy Plc	203	4,722
Other Securities		5,449

		27,451

Total Common Stocks (cost $361,923)		372,937

SHORT TERM INVESTMENTS - 2.6%

Securities Lending Collateral - 2.6%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	9,667	9,667

Total Short Term Investments (cost $9,667)		9,667

Total Investments - 102.3% (cost $371,590)		382,604
Other Assets and Liabilities, Net - (2.3%)		(8,695)

Total Net Assets - 100.0%		$373,909

JNL/Mellon Capital Management VIP Fund * (e)

COMMON STOCKS - 98.8%

CONSUMER DISCRETIONARY - 9.9%
AutoZone Inc. (c)	5	$1,700
Comcast Corp. - Class A	86	3,233
Macy’s Inc.	47	1,816
News Corp. - Class A	71	1,809
Ross Stores Inc.	33	1,783
Other Securities		13,867

		24,208

CONSUMER STAPLES - 4.3%
Costco Wholesale Corp.	18	1,765
Hershey Co.	25	1,829
Other Securities		7,003

		10,597

ENERGY - 5.6%
Chevron Corp.	64	6,915
ENI SpA	90	2,199
Other Securities		4,569

		13,683

FINANCIALS - 13.1%
AXA SA	143	2,574
Banco Santander SA	267	2,166
BB&T Corp.	60	1,737
BNP Paribas	47	2,689
Chubb Corp.	23	1,702
DNB ASA (d)	190	2,423
Marsh & McLennan Cos. Inc.	49	1,698
Muenchener Rueckversicherungs AG	15	2,730
Torchmark Corp.	36	1,863
Other Securities		12,506

		32,088

HEALTH CARE - 11.1%
Abbott Laboratories	67	4,358

	Shares	Value
Amgen Inc.	24	2,096
Forest Laboratories Inc. (c)	52	1,826
Gilead Sciences Inc. (c)	69	5,076
Merck & Co. Inc.	99	4,063
Pfizer Inc.	69	1,740
Other Securities		8,067

		27,226

INDUSTRIALS - 9.4%
Avery Dennison Corp.	52	1,820
Cintas Corp.	45	1,839
Eaton Corp. Plc	34	1,849
General Electric Co.	84	1,760
Norfolk Southern Corp.	37	2,314
Northrop Grumman Systems Corp.	25	1,720
Other Securities		11,756

		23,058

INFORMATION TECHNOLOGY - 20.1%
Apple Inc.	9	4,927
Cisco Systems Inc.	207	4,065
eBay Inc. (c)	53	2,702
Google Inc. - Class A (c)	6	4,109
Intel Corp.	219	4,509
MasterCard Inc. - Class A	4	2,063
Microsoft Corp.	144	3,837
QUALCOMM Inc.	68	4,242
Other Securities		18,688

		49,142

MATERIALS - 6.8%
Barrick Gold Corp.	83	2,900
Eastman Chemical Co.	38	2,593
International Paper Co.	49	1,936
Other Securities		9,280

		16,709

TELECOMMUNICATION SERVICES - 5.3%
BCE Inc.	86	3,712
Deutsche Telekom AG	162	1,843
Vivendi SA	88	1,984
Other Securities		5,535

		13,074

UTILITIES - 13.2%
Enel SpA	457	1,899
National Grid Plc	193	2,219
RWE AG	53	2,212
Scottish & Southern Energy Plc	94	2,179
Sempra Energy	56	3,940
Other Securities		19,938

		32,387

Total Common Stocks (cost $227,271)		242,172

INVESTMENT COMPANIES - 1.0%
SPDR S&P 500 ETF Trust	17	2,357

Total Investment Companies (cost $2,317)		2,357

SHORT TERM INVESTMENTS - 3.9%

Investment Company - 0.6%
JNL Money Market Fund, 0.06% (a) (b)	1,430	1,430

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
Securities Lending Collateral - 3.3%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	8,101	8,101

Total Short Term Investments (cost $9,531)		9,531

Total Investments - 103.7% (cost $239,119)		254,060
Other Assets and Liabilities, Net - (3.7%)		(9,078)

Total Net Assets - 100.0%		$244,982

JNL/Mellon Capital Management Communications Sector Fund

COMMON STOCKS - 99.6%

FINANCIALS - 4.8%
Leucadia National Corp.	208	$4,938

TELECOMMUNICATION SERVICES - 94.8%
AT&T Inc.	744	25,075
CenturyLink Inc.	127	4,982
Cincinnati Bell Inc. (c)	232	1,270
Crown Castle International Corp. (c)	70	5,067
Frontier Communications Corp. (d)	1,120	4,795
Level 3 Communications Inc. (c)	188	4,338
MetroPCS Communications Inc. (c)	369	3,666
NII Holdings Inc. - Class B (c) (d)	201	1,436
SBA Communications Corp. (c)	72	5,091
Sprint Nextel Corp. (c)	906	5,138
Telephone & Data Systems Inc.	115	2,538
tw telecom inc. (c)	177	4,516
Verizon Communications Inc.	575	24,868
Windstream Corp. (d)	564	4,668

		97,448

Total Common Stocks (cost $92,413)		102,386

SHORT TERM INVESTMENTS - 9.0%

Investment Company - 0.9%
JNL Money Market Fund, 0.06% (a) (b)	925	925

Securities Lending Collateral - 8.1%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	8,355	8,355

Total Short Term Investments (cost $9,280)		9,280

Total Investments - 108.6% (cost $101,693)		111,666
Other Assets and Liabilities, Net - (8.6%)		(8,841)

Total Net Assets - 100.0%		$102,825

JNL/Mellon Capital Management Consumer Brands Sector Fund * (e)

COMMON STOCKS - 100.0%

CONSUMER DISCRETIONARY - 74.7%
Amazon.com Inc. (c)	43	$10,731
AutoZone Inc. (c)	4	1,551
Bed Bath & Beyond Inc. (c)	27	1,518
Carnival Corp.	53	1,941
CBS Corp. - Class B	70	2,661
Chipotle Mexican Grill Inc. - Class A (c)	4	1,111
Comcast Corp. - Class A	313	11,713
DIRECTV (c)	71	3,585

	Shares	Value
Discovery Communications Inc. - Class A (c)	28	1,781
Dollar General Corp. (c)	31	1,372
Dollar Tree Inc. (c)	27	1,093
Gap Inc.	35	1,094
Home Depot Inc.	176	10,905
Kohl’s Corp.	25	1,063
Las Vegas Sands Corp.	42	1,935
Liberty Global Inc. - Class A (c)	29	1,842
Liberty Interactive Corp. (c)	61	1,206
Liberty Media Corp. - Class A (c)	13	1,537
Liberty Ventures - Class A (c)	3	218
Limited Brands Inc.	28	1,335
Lowe’s Cos. Inc.	133	4,708
Macy’s Inc.	46	1,811
Marriott International Inc. - Class A	29	1,076
McDonald’s Corp.	118	10,443
McGraw-Hill Cos. Inc.	33	1,798
News Corp. - Class A	238	6,070
O’Reilly Automotive Inc. (c)	14	1,209
Omnicom Group Inc.	31	1,564
Priceline.com Inc. (c)	6	3,664
Ross Stores Inc.	26	1,427
Sirius XM Radio Inc. (d)	389	1,124
Starbucks Corp.	88	4,698
Starwood Hotels & Resorts Worldwide Inc.	23	1,332
Target Corp.	77	4,538
Time Warner Cable Inc.	36	3,470
Time Warner Inc.	112	5,338
TJX Cos. Inc.	86	3,662
Viacom Inc. - Class B	55	2,883
Walt Disney Co.	209	10,404
Yum! Brands Inc.	53	3,549
Other Securities		36,214

		171,174

CONSUMER STAPLES - 16.0%
Costco Wholesale Corp.	51	5,033
CVS Caremark Corp.	147	7,106
Kroger Co.	61	1,584
Sysco Corp.	70	2,203
Wal-Mart Stores Inc.	197	13,459
Walgreen Co.	102	3,761
Whole Foods Market Inc.	20	1,866
Other Securities		1,625

		36,637

HEALTH CARE - 2.8%
AmerisourceBergen Corp.	28	1,206
Cardinal Health Inc.	40	1,657
McKesson Corp.	28	2,708
Other Securities		832

		6,403

INDUSTRIALS - 2.9%
Delta Air Lines Inc. (c)	101	1,197
Other Securities		5,340

		6,537

INFORMATION TECHNOLOGY - 3.6%
eBay Inc. (c)	137	7,005
Other Securities		1,141

		8,146

Total Common Stocks (cost $204,837)		228,897

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
SHORT TERM INVESTMENTS - 2.1%

Securities Lending Collateral - 2.1%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	4,939	4,939

Total Short Term Investments (cost $4,939)		4,939

Total Investments - 102.1% (cost $209,776)		233,836
Other Assets and Liabilities, Net - (2.1%)		(4,840)

Total Net Assets - 100.0%		$228,996

JNL/Mellon Capital Management Financial Sector Fund * (e)

COMMON STOCKS - 99.9%

CONSUMER DISCRETIONARY - 0.1%
Other Securities		$175

FINANCIALS - 94.3%
ACE Ltd.	30	2,431
AFLAC Inc.	42	2,233
Allstate Corp.	43	1,734
American Express Co.	87	5,022
American International Group Inc. (c)	132	4,676
American Tower Corp.	35	2,739
Ameriprise Financial Inc.	18	1,153
Annaly Capital Management Inc.	87	1,225
Aon Plc - Class A	29	1,587
AvalonBay Communities Inc.	10	1,388
Bank of America Corp.	968	11,226
Bank of New York Mellon Corp. (a)	105	2,693
BB&T Corp.	63	1,825
Berkshire Hathaway Inc. - Class B (c)	164	14,692
BlackRock Inc.	11	2,325
Boston Properties Inc.	14	1,429
Capital One Financial Corp.	52	3,022
Charles Schwab Corp.	98	1,410
Chubb Corp.	23	1,768
Citigroup Inc.	263	10,416
CME Group Inc.	27	1,392
Discover Financial Services	45	1,743
Equity Residential	29	1,633
Fifth Third Bancorp	80	1,220
Franklin Resources Inc.	12	1,553
Goldman Sachs Group Inc.	40	5,057
HCP Inc.	41	1,830
Health Care REIT Inc.	23	1,425
JPMorgan Chase & Co.	341	15,010
Loews Corp.	28	1,133
M&T Bank Corp. (d)	11	1,071
Marsh & McLennan Cos. Inc.	49	1,681
MetLife Inc.	98	3,224
Morgan Stanley	124	2,369
PNC Financial Services Group Inc.	47	2,765
Progressive Corp.	50	1,050
ProLogis Inc.	41	1,506
Prudential Financial Inc.	42	2,218
Public Storage	13	1,873
Simon Property Group Inc.	28	4,388
State Street Corp.	42	1,958
SunTrust Banks Inc.	48	1,367
T. Rowe Price Group Inc.	23	1,486
Travelers Cos. Inc.	34	2,456
U.S. Bancorp	169	5,390
Ventas Inc.	26	1,713

	Shares	Value
Vornado Realty Trust	15	1,214
Wells Fargo & Co.	440	15,027
Weyerhaeuser Co.	48	1,349
Other Securities		61,872

		222,967

INDUSTRIALS - 0.2%
Other Securities		577

INFORMATION TECHNOLOGY - 5.3%
MasterCard Inc. - Class A	10	4,711
Visa Inc. - Class A	47	7,093
Other Securities		725

		12,529

Total Common Stocks (cost $210,337)		236,248

SHORT TERM INVESTMENTS - 2.0%

Investment Company - 0.2%
JNL Money Market Fund, 0.06% (a) (b)	392	392

Securities Lending Collateral - 1.8%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	4,261	4,261

Total Short Term Investments (cost $4,653)		4,653

Total Investments - 101.9% (cost $214,990)		240,901
Other Assets and Liabilities, Net - (1.9%)		(4,547)

Total Net Assets - 100.0%		$236,354

JNL/Mellon Capital Management Healthcare Sector Fund * (e)

COMMON STOCKS - 100.2%

HEALTH CARE - 100.1%
Abbott Laboratories	417	$27,286
Aetna Inc.	88	4,080
Alexion Pharmaceuticals Inc. (c)	52	4,852
Allergan Inc.	81	7,416
Amgen Inc.	202	17,447
Baxter International Inc.	145	9,635
Becton Dickinson & Co.	52	4,082
Biogen Idec Inc. (c)	62	9,128
BioMarin Pharmaceutical Inc. (c)	33	1,611
Boston Scientific Corp. (c)	367	2,100
Bristol-Myers Squibb Co.	435	14,165
CareFusion Corp. (c)	59	1,686
Celgene Corp. (c)	112	8,805
CIGNA Corp.	75	4,028
Coventry Health Care Inc.	36	1,620
Covidien Plc	125	7,233
CR Bard Inc.	21	2,014
DaVita HealthCare Partners Inc. (c)	22	2,439
Dentsply International Inc.	37	1,482
Edwards Lifesciences Corp. (c)	31	2,779
Eli Lilly & Co.	269	13,260
Express Scripts Holding Co. (c)	215	11,603
Forest Laboratories Inc. (c)	62	2,175
Gilead Sciences Inc. (c)	200	14,654
Henry Schein Inc. (c)	24	1,898
Hologic Inc. (c)	70	1,404
Humana Inc.	42	2,900
Illumina Inc. (c) (d)	32	1,803
Intuitive Surgical Inc. (c)	11	5,189
Johnson & Johnson	731	51,221

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
Laboratory Corp. of America Holdings (c)	25	2,155
Life Technologies Corp. (c)	45	2,232
Medtronic Inc.	266	10,918
Merck & Co. Inc.	801	32,806
Mylan Inc. (c)	107	2,940
Perrigo Co.	24	2,455
Pfizer Inc.	1,941	48,685
Quest Diagnostics Inc.	42	2,440
Regeneron Pharmaceuticals Inc. (c)	20	3,393
ResMed Inc. (d)	37	1,556
St. Jude Medical Inc.	82	2,964
Stryker Corp.	76	4,173
Thermo Fisher Scientific Inc.	95	6,083
UnitedHealth Group Inc.	269	14,590
Varian Medical Systems Inc. (c)	29	2,054
Vertex Pharmaceuticals Inc. (c)	58	2,431
Waters Corp. (c)	23	2,018
Watson Pharmaceuticals Inc. (c)	34	2,893
WellPoint Inc.	81	4,924
Zimmer Holdings Inc.	46	3,041
Other Securities		38,796

		433,542

INDUSTRIALS - 0.1%
Other Securities		402

Total Common Stocks (cost $377,026)		433,944

SHORT TERM INVESTMENTS - 1.6%

Securities Lending Collateral - 1.6%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	6,898	6,898

Total Short Term Investments (cost $6,898)		6,898

Total Investments - 101.8% (cost $383,924)		440,842
Other Assets and Liabilities, Net - (1.8%)		(7,876)

Total Net Assets - 100.0%		$432,966

JNL/Mellon Capital Management Oil & Gas Sector Fund * (e)

COMMON STOCKS - 99.8%

ENERGY - 99.2%
Anadarko Petroleum Corp.	296	$21,962
Apache Corp.	232	18,211
Baker Hughes Inc.	256	10,435
Cabot Oil & Gas Corp. - Class A	123	6,100
Cameron International Corp. (c)	143	8,080
Chesapeake Energy Corp. (d)	298	4,949
Chevron Corp.	1,138	123,059
Cimarex Energy Co.	49	2,826
Cobalt International Energy Inc. (c)	100	2,453
Concho Resources Inc. (c)	60	4,819
ConocoPhillips	700	40,615
Continental Resources Inc. (c)	32	2,342
Core Laboratories NV (d)	27	2,933
Denbury Resources Inc. (c)	223	3,618
Devon Energy Corp.	219	11,403
Diamond Offshore Drilling Inc. (d)	39	2,680
Dresser-Rand Group Inc. (c)	43	2,407
Ensco Plc - Class A	136	8,051
EOG Resources Inc.	162	19,612
EQT Corp.	86	5,054
Exxon Mobil Corp.	2,680	231,969
FMC Technologies Inc. (c)	138	5,932

	Shares	Value
Halliburton Co.	553	19,197
Helmerich & Payne Inc.	60	3,355
Hess Corp.	173	9,178
HollyFrontier Corp.	119	5,518
Kinder Morgan Inc.	390	13,775
Marathon Oil Corp.	410	12,568
Marathon Petroleum Corp.	198	12,451
Murphy Oil Corp.	107	6,372
Nabors Industries Ltd. (c)	165	2,380
National Oilwell Varco Inc.	253	17,268
Noble Corp.	147	5,121
Noble Energy Inc.	104	10,559
Occidental Petroleum Corp.	481	36,870
Oceaneering International Inc.	62	3,310
Phillips 66	354	18,781
Pioneer Natural Resources Co.	72	7,639
Plains Exploration & Production Co. (c)	73	3,442
QEP Resources Inc.	101	3,054
Range Resources Corp.	94	5,916
Schlumberger Ltd.	769	53,304
Southwestern Energy Co. (c)	202	6,754
Tesoro Corp.	80	3,506
Transocean Ltd.	209	9,347
Valero Energy Corp.	320	10,918
Weatherford International Ltd. (c)	438	4,900
Whiting Petroleum Corp. (c)	67	2,907
Williams Cos. Inc.	393	12,871
Other Securities		43,344

		884,115

INDUSTRIALS - 0.1%
Other Securities		1,109

INFORMATION TECHNOLOGY - 0.1%
Other Securities		1,006

UTILITIES - 0.4%
OGE Energy Corp.	57	3,184

Total Common Stocks (cost $823,488)		889,414

SHORT TERM INVESTMENTS - 1.4%

Investment Company - 0.1%
JNL Money Market Fund, 0.06% (a) (b)	810	810

Securities Lending Collateral - 1.3%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	11,627	11,627

Total Short Term Investments (cost $12,437)		12,437

Total Investments - 101.2% (cost $835,925)		901,851
Other Assets and Liabilities, Net - (1.2%)		(11,078)

Total Net Assets - 100.0%		$890,773

JNL/Mellon Capital Management Technology Sector Fund * (e)

COMMON STOCKS - 100.2%

CONSUMER DISCRETIONARY - 0.2%
Other Securities		$857

HEALTH CARE - 0.7%
Cerner Corp. (c)	27	2,116
Other Securities		817

		2,933

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares	Value
INDUSTRIALS - 0.1%
Other Securities		420

INFORMATION TECHNOLOGY - 99.2%
Adobe Systems Inc. (c)	93	3,486
Akamai Technologies Inc. (c)	33	1,357
Altera Corp.	60	2,063
Analog Devices Inc.	56	2,369
Ansys Inc. (c)	18	1,197
Apple Inc.	175	93,174
Applied Materials Inc.	224	2,560
Autodesk Inc. (c)	42	1,484
Broadcom Corp. - Class A	97	3,220
CA Inc.	63	1,377
Cisco Systems Inc.	992	19,496
Citrix Systems Inc. (c)	35	2,294
Cognizant Technology Solutions Corp. - Class A (c)	56	4,154
Corning Inc.	276	3,485
Dell Inc.	273	2,763
EMC Corp. (c)	394	9,960
Equinix Inc. (c)	9	1,874
F5 Networks Inc. (c)	15	1,435
Facebook Inc. - Class A (c)	93	2,480
Google Inc. - Class A (c)	49	35,088
Hewlett-Packard Co.	367	5,236
Intel Corp.	930	19,184
International Business Machines Corp.	197	37,803
Intuit Inc.	52	3,094
Juniper Networks Inc. (c)	96	1,895
KLA-Tencor Corp.	31	1,486
Linear Technology Corp.	43	1,483
Maxim Integrated Products Inc.	54	1,602
Microchip Technology Inc.	37	1,222
Micron Technology Inc. (c)	190	1,208
Microsoft Corp.	1,408	37,630
Motorola Solutions Inc.	52	2,919
NetApp Inc. (c)	67	2,246
Nvidia Corp.	119	1,465
Oracle Corp.	628	20,935
QUALCOMM Inc.	318	19,750
Rackspace Hosting Inc. (c) (d)	21	1,551
Red Hat Inc. (c)	36	1,913
Salesforce.com Inc. (c)	25	4,121
SanDisk Corp. (c)	45	1,968
Seagate Technology	63	1,914
Symantec Corp. (c)	130	2,439
Teradata Corp. (c)	32	1,956
Texas Instruments Inc.	209	6,480
VMware Inc. - Class A (c)	16	1,501
Western Digital Corp.	41	1,741
Xerox Corp.	236	1,611
Xilinx Inc.	49	1,751
Yahoo! Inc. (c)	194	3,870
Other Securities		40,876

		428,166

Total Common Stocks (cost $384,861)		432,376

	Shares	Value
SHORT TERM INVESTMENTS - 1.0%

Securities Lending Collateral - 1.0%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	4,378	4,378

Total Short Term Investments (cost $4,378)		4,378

Total Investments - 101.2% (cost $389,239)		436,754
Other Assets and Liabilities, Net - (1.2%)		(5,301)

Total Net Assets - 100.0%		$431,453

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments

December 31, 2012

(a)	Investment in affiliate.
(b)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2012.
(c)	Non-income producing security.
(d)	All or portion of the security was on loan.
(e)

For all items listed as “Other Securities” in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2012. In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption.

*

A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to www.jackson.com, www.sec.gov, or call the Shareholder Service Center at 1-800-873-5654.

Abbreviations:

ADR - American Depositary Receipt
EAFE - Europe Asia Far East
ETF - Exchange-Traded Fund
MSCI - Morgan Stanley Capital International
SPDR - Standard & Poor’s Depository Receipt

Investments in Affiliates - See Note 5 in the Notes to the Financial Statements for discussion of investments in affiliates. The fair value and par value of the investment in the Securities Lending Cash Collateral Fund LLC are reported under Securities Lending Collateral in the Schedules of Investments. Income received from the Securities Lending Cash Collateral Fund LLC is aggregated with income from securities lending when received from the custodian.

The following table details cash management investments in affiliates held at December 31, 2012. Purchase and sales proceeds are not shown for these investments. There was no realized gain or loss relating to transactions in these investments during the year ended December 31, 2012.

	JNL Money Market Fund
Fund	Beginning Amortized Cost	Ending Amortized Cost	Dividend Income
JNL/Mellon Capital Management Dow 10 Fund	$3,744	$135	$-
JNL/Mellon Capital Management S&P 10 Fund	218	-	1
JNL/Mellon Capital Management Global 15 Fund	227	-	-
JNL/Mellon Capital Management Nasdaq 25 Fund	1,720	434	1
JNL/Mellon Capital Management Value Line 30 Fund	1,849	1,269	1
JNL/Mellon Capital Management Dow Dividend Fund	4,009	364	1
JNL/Mellon Capital Management S&P 24 Fund	916	2,429	1
JNL/Mellon Capital Management S&P SMid 60 Fund	3,503	940	1
JNL/Mellon Capital Management NYSE International 25 Fund	113	399	-
JNL/Mellon Capital Management 25 Fund	3,182	383	1
JNL/Mellon Capital Management Select Small-Cap Fund	318	466	-
JNL/Mellon Capital Management JNL 5 Fund	542	-	1
JNL/Mellon Capital Management VIP Fund	417	1,430	-
JNL/Mellon Capital Management Communications Sector Fund	1,763	925	-
JNL/Mellon Capital Management Consumer Brands Sector Fund	1,727	-	1
JNL/Mellon Capital Management Financial Sector Fund	628	392	1
JNL/Mellon Capital Management Healthcare Sector Fund	2,312	-	1
JNL/Mellon Capital Management Oil & Gas Sector Fund	9,506	810	1
JNL/Mellon Capital Management Technology Sector Fund	998	-	1

The following table details the Fund’s long-term investment in this affiliate held at December 31, 2012.

Fund	Affiliate	Beginning Value	Purchases	Sales Proceeds	Dividend Income	Realized Loss	Ending Value
JNL/Mellon Capital Management Financial Sector Fund	Bank of New York Mellon Corp.	$2,067	$811	$786	$59	$(214)	$2,693

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments

December 31, 2012

Summary of Investments by Country (as a percentage of total long-term Investments)*:

	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management NYSE International 25 Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund
Brazil	–%	6.5%	–%
Canada	–	11.7	4.0
China	21.9	–	3.1
Finland	–	3.0	0.9
France	–	2.6	5.8
Germany	–	–	4.9
Hong Kong	15.5	–	2.7
Ireland	–	–	1.0
Israel	–	–	0.2
Italy	–	7.3	3.3
Japan	–	17.2	–
Netherlands	–	–	0.5
Norway	–	–	1.4
Spain	–	8.4	3.0
Switzerland	–	8.5	–
United Kingdom	26.6	10.6	6.3
United States	36.0	24.2	62.9
Total Long-Term Investments	100.0%	100.0%	100.0%

* The Funds presented in the table are those whose strategies included investment in non-U.S. securities as deemed significant by the Funds’ Adviser.

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2012

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Assets
Investments - unaffiliated, at value (a)(d)	$461,887	$265,239	$418,528	$422,238	$678,291	$386,191	$579,321
Investments - affiliated, at value (b)	135	–	–	1,101	3,138	21,574	2,429

Total investments, at value (c)	462,022	265,239	418,528	423,339	681,429	407,765	581,750
Cash	–	–	–	–	41	–	–
Foreign currency (e)	–	–	920	–	–	–	–
Receivable for investments sold	–	3,733	424	–	–	–	–
Receivable for fund shares sold	415	140	637	508	617	397	888
Receivable for dividends and interest	1,268	133	1,341	93	1,612	764	629
Other assets	–	–	–	–	–	–	–

Total assets	463,705	269,245	421,850	423,940	683,699	408,926	583,267

Liabilities
Cash overdraft	–	3,534	915	–	–	–	–
Payable for advisory fees	115	68	104	103	164	95	141
Payable for administrative fees	61	35	71	53	86	48	74
Payable for 12b-1 fee (Class A)	28	16	25	25	41	23	35
Payable for investment securities purchased	–	–	–	–	–	–	2,152
Payable for fund shares redeemed	624	729	917	2,703	714	403	296
Payable for manager fees	24	21	34	8	36	13	10
Payable for other expenses	60	29	18	35	173	48	60
Payable upon return of securities loaned	–	–	–	667	1,869	21,210	–

Total liabilities	912	4,432	2,084	3,594	3,083	21,840	2,768

Net assets	$462,793	$264,813	$419,766	$420,346	$680,616	$387,086	$580,499

Net assets consist of:
Paid-in capital	$413,851	$265,275	$379,028	$354,364	$1,125,554	$528,323	$500,864
Undistributed net investment income	–	–	–	4,163	14,720	12,772	8,297
Accumulated net realized gain (loss)	–	–	–	10,865	(484,374)	(173,516)	17,296
Net unrealized appreciation (depreciation) on investments and foreign currency	48,942	(462)	40,738	50,954	24,716	19,507	54,042

	$462,793	$264,813	$419,766	$420,346	$680,616	$387,086	$580,499

Class A
Net assets	$462,793	$264,813	$419,766	$419,999	$680,423	$386,846	$580,127
Shares outstanding (no par value), unlimited shares authorized	35,223	23,923	21,982	30,353	61,660	52,271	53,463
Net asset value per share	$13.14	$11.07	$19.10	$13.84	$11.04	$7.40	$10.85

Class B
Net assets	n/a	n/a	n/a	$347	$193	$240	$372
Shares outstanding (no par value), unlimited shares authorized	n/a	n/a	n/a	33	35	38	39
Net asset value per share	n/a	n/a	n/a	$10.60	$5.56	$6.29	$9.63

(a) Investments - unaffiliated, at cost	$412,945	$265,701	$377,800	$371,284	$653,569	$366,684	$525,279
(b) Investments - affiliated, at cost	135	–	–	1,101	3,138	21,574	2,429

(c) Total investments, at cost	$413,080	$265,701	$377,800	$372,385	$656,707	$388,258	$527,708

(d) Including value of securities on loan	$–	$–	$–	$658	$1,849	$20,824	$–
(e) Foreign currency, at cost	–	–	920	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2012

	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management VIP Fund
Assets
Investments - unaffiliated, at value (a)(d)	$479,116	$77,311	$677,736	$259,856	$3,117,413	$372,937	$244,529
Investments - affiliated, at value (b)	19,077	14,328	28,504	23,148	119,504	9,667	9,531

Total investments, at value (c)	498,193	91,639	706,240	283,004	3,236,917	382,604	254,060
Cash	–	40	–	–	4,285	–	284
Foreign currency (e)	–	–	–	–	1,714	195	16
Receivable for investments sold	–	–	–	–	20,993	1,015	937
Receivable for fund shares sold	398	156	328	102	1,199	61	147
Receivable for dividends and interest	259	196	847	9	4,654	712	298
Other assets	–	–	–	–	60	–	6

Total assets	498,850	92,031	707,415	283,115	3,269,822	384,587	255,748

Liabilities
Cash overdraft	–	–	–	–	–	306	–
Payable for advisory fees	116	21	163	65	724	92	62
Payable for administrative fees	60	12	86	31	396	48	31
Payable for 12b-1 fee (Class A)	29	5	41	16	187	22	15
Payable for investment securities purchased	–	361	–	–	19,605	–	2,317
Payable for fund shares redeemed	725	130	1,214	453	5,198	470	206
Payable for manager fees	10	4	27	20	177	18	15
Payable for other expenses	51	13	2	1	112	55	19
Payable upon return of securities loaned	18,137	13,929	28,121	22,682	119,504	9,667	8,101

Total liabilities	19,128	14,475	29,654	23,268	145,903	10,678	10,766

Net assets	$479,722	$77,556	$677,761	$259,847	$3,123,919	$373,909	$244,982

Net assets consist of:
Paid-in capital	$432,009	$130,128	$581,476	$448,223	$4,445,794	$484,122	$340,045
Undistributed net investment income	9,796	2,591	21,888	3,513	87,006	11,536	5,974
Accumulated net realized gain (loss)	1,312	(49,148)	35,157	(206,740)	(1,811,757)	(132,773)	(115,978)
Net unrealized appreciation (depreciation) on investments and foreign currency	36,605	(6,015)	39,240	14,851	402,876	11,024	14,941

	$479,722	$77,556	$677,761	$259,847	$3,123,919	$373,909	$244,982

Class A
Net assets	$479,241	$77,430	$677,199	$259,725	$3,115,051	$372,864	$244,048
Shares outstanding (no par value), unlimited shares authorized	45,969	13,225	44,516	20,176	330,245	42,776	33,568
Net asset value per share	$10.43	$5.85	$15.21	$12.87	$9.43	$8.72	$7.27

Class B
Net assets	$481	$126	$562	$122	$8,868	$1,045	$934
Shares outstanding (no par value), unlimited shares authorized	47	22	37	9	938	121	128
Net asset value per share	$10.33	$5.75	$15.34	$12.85	$9.45	$8.67	$7.28

(a) Investments - unaffiliated, at cost	$442,510	$83,326	$638,496	$245,005	$2,714,550	$361,923	$229,588
(b) Investments - affiliated, at cost	19,077	14,328	28,504	23,148	119,504	9,667	9,531

(c) Total investments, at cost	$461,587	$97,654	$667,000	$268,153	$2,834,054	$371,590	$239,119

(d) Including value of securities on loan	$17,729	$13,841	$27,536	$22,365	$117,751	$9,352	$7,878
(e) Foreign currency, at cost	–	–	–	–	1,714	195	16

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2012

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Assets
Investments - unaffiliated, at value (a)(d)	$102,386	$228,897	$233,555	$433,944	$889,414	$432,376
Investments - affiliated, at value (b)	9,280	4,939	7,346	6,898	12,437	4,378

Total investments, at value (c)	111,666	233,836	240,901	440,842	901,851	436,754
Cash	–	–	1	–	–	–
Foreign currency (e)	–	–	–	–	–	–
Receivable for investments sold	–	334	–	1,939	–	–
Receivable for fund shares sold	55	346	392	602	1,676	458
Receivable for dividends and interest	141	110	351	484	212	109
Other assets	–	–	–	–	–	–

Total assets	111,862	234,626	241,645	443,867	903,739	437,321

Liabilities
Cash overdraft	–	100	–	1,715	–	36
Payable for advisory fees	28	57	60	107	214	108
Payable for administrative fees	13	28	31	55	114	56
Payable for 12b-1 fee (Class A)	6	14	14	26	53	26
Payable for investment securities purchased	500	–	–	–	–	–
Payable for fund shares redeemed	118	463	888	2,042	821	1,193
Payable for manager fees	3	3	6	8	27	10
Payable for other expenses	14	26	31	50	110	61
Payable upon return of securities loaned	8,355	4,939	4,261	6,898	11,627	4,378

Total liabilities	9,037	5,630	5,291	10,901	12,966	5,868

Net assets	$102,825	$228,996	$236,354	$432,966	$890,773	$431,453

Net assets consist of:
Paid-in capital	$109,337	$194,682	$241,748	$382,878	$825,691	$384,079
Undistributed net investment income	2,691	2,623	3,316	5,616	12,783	3,466
Accumulated net realized gain (loss)	(19,176)	7,631	(34,621)	(12,446)	(13,627)	(3,607)
Net unrealized appreciation (depreciation) on investments and foreign currency	9,973	24,060	25,911	56,918	65,926	47,515

	$102,825	$228,996	$236,354	$432,966	$890,773	$431,453

Class A
Net assets	$102,731	$228,728	$236,065	$432,499	$889,620	$431,124
Shares outstanding (no par value), unlimited shares authorized	26,785	18,183	30,405	29,594	31,537	58,314
Net asset value per share	$3.84	$12.58	$7.76	$14.61	$28.21	$7.39

Class B
Net assets	$94	$268	$289	$467	$1,153	$329
Shares outstanding (no par value), unlimited shares authorized	26	21	37	32	40	44
Net asset value per share	$3.67	$12.72	$7.75	$14.62	$28.56	$7.48

(a) Investments - unaffiliated, at cost	$92,413	$204,837	$207,546	$377,026	$823,488	$384,861
(b) Investments - affiliated, at cost	9,280	4,939	7,444	6,898	12,437	4,378

(c) Total investments, at cost	$101,693	$209,776	$214,990	$383,924	$835,925	$389,239

(d) Including value of securities on loan	$8,093	$4,898	$4,192	$6,846	$11,492	$4,351
(e) Foreign currency, at cost	–	–	–	–	–	–

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Operations (in thousands)

For the Year Ended December 31, 2012

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Investment income
Dividends (a)	$18,005	$6,661	$21,289	$6,639	$20,329	$14,459	$12,160
Foreign taxes withheld	–	–	(1,344)	–	(280)	–	–
Securities lending	2	1	–	11	268	708	2

Total investment income	18,007	6,662	19,945	6,650	20,317	15,167	12,162

Expenses
Advisory fees	1,379	787	1,200	1,059	2,152	1,045	1,680
Administrative fees	714	398	825	543	1,130	535	876
12b-1 fees (Class A)	953	530	825	724	1,506	714	1,167
Licensing fees	107	53	31	145	753	80	117
Legal fees	2	1	2	1	4	2	3
Manager fees	9	5	8	6	14	6	11
Other expenses	9	4	7	5	8	4	5

Total expenses	3,173	1,778	2,898	2,483	5,567	2,386	3,859

Net investment income	14,834	4,884	17,047	4,167	14,750	12,781	8,303

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	34,496	1,180	(659)	13,735	(167,054)	17,697	19,654
Affiliated investments	(1)	–	(1)	(2)	(6)	(7)	–
Foreign currency related items	–	–	375	–	(4)	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	593	34,171	68,232	40,553	222,295	8,015	35,817
Foreign currency related items	–	–	26	–	(6)	–	–

Net realized and unrealized gain	35,088	35,351	67,973	54,286	55,225	25,705	55,471

Net increase in net assets from operations	$49,922	$40,235	$85,020	$58,453	$69,975	$38,486	$63,774

(a) Income from affiliated investments	$2	$2	$–	$12	$269	$709	$3

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Operations (in thousands)

For the Year Ended December 31, 2012

	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management VIP Fund
Investment income
Dividends (a)	$12,534	$3,262	$23,095	$4,901	$107,423	$13,897	$7,480
Foreign taxes withheld	–	(269)	(2)	–	(2,019)	(280)	(67)
Securities lending	669	193	2,826	381	1,284	490	332

Total investment income	13,203	3,186	25,919	5,282	106,688	14,107	7,745

Expenses
Advisory fees	1,456	251	1,798	760	8,588	1,082	756
Administrative fees	756	152	939	383	4,704	556	381
12b-1 fees (Class A)	1,007	152	1,251	510	6,256	739	506
Licensing fees	101	30	–	–	314	134	77
Legal fees	2	–	3	1	15	2	2
Manager fees	10	1	12	5	59	7	5
Other expenses	6	7	8	3	39	15	4

Total expenses	3,338	593	4,011	1,662	19,975	2,535	1,731

Net investment income	9,865	2,593	21,908	3,620	86,713	11,572	6,014

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	7,477	(15,728)	37,603	16,323	7,075	(20,241)	(534)
Affiliated investments	(3)	(4)	(2)	(15)	(111)	(5)	(8)
Foreign currency related items	(1)	–	–	–	504	(22)	(24)
Net change in unrealized appreciation (depreciation) on:
Investments	50,444	21,109	42,702	17,103	424,368	58,164	23,882
Foreign currency related items	(1)	–	–	–	44	15	4

Net realized and unrealized gain	57,916	5,377	80,303	33,411	431,880	37,911	23,320

Net increase in net assets from operations	$67,781	$7,970	$102,211	$37,031	$518,593	$49,483	$29,334

(a) Income from affiliated investments	$670	$193	$2,827	$381	$1,285	$490	$332

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Operations (in thousands)

For the Year Ended December 31, 2012

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Investment income
Dividends (a)	$3,108	$3,698	$4,745	$7,967	$18,271	$6,316
Foreign taxes withheld	(1)	–	(1)	–	–	–
Securities lending	158	94	34	43	402	47

Total investment income	3,265	3,792	4,778	8,010	18,673	6,363

Expenses
Advisory fees	266	524	648	1,046	2,523	1,259
Administrative fees	122	257	323	537	1,335	650
12b-1 fees (Class A)	162	342	430	714	1,778	867
Licensing fees	18	39	48	80	200	98
Legal fees	1	1	1	2	4	2
Manager fees	1	3	4	6	17	8
Other expenses	2	2	3	3	14	7

Total expenses	572	1,168	1,457	2,388	5,871	2,891

Net investment income	2,693	2,624	3,321	5,622	12,802	3,472

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(686)	12,178	10,185	9,862	9,962	8,854
Affiliated investments	(1)	–	(217)	(1)	(2)	–
Foreign currency related items	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on:
Investments	11,064	16,635	30,665	40,591	12,225	17,474
Foreign currency related items	–	–	–	–	–	–

Net realized and unrealized gain	10,377	28,813	40,633	50,452	22,185	26,328

Net increase in net assets from operations	$13,070	$31,437	$43,954	$56,074	$34,987	$29,800

(a) Income from affiliated investments	$158	$95	$94	$44	$403	$48

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2012

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Operations
Net investment income	$14,834	$4,884	$17,047	$4,167	$14,750	$12,781	$8,303
Net realized gain (loss)	34,495	1,180	(285)	13,733	(167,064)	17,690	19,654
Net change in unrealized appreciation (depreciation)	593	34,171	68,258	40,553	222,289	8,015	35,817

Net increase in net assets from operations	49,922	40,235	85,020	58,453	69,975	38,486	63,774

Distributions to shareholders
From net investment income
Class A	–	–	–	(847)	(449)	(10,758)	(2,663)
Class B	–	–	–	(1)	(1)	(8)	(3)
From net realized gains
Class A	–	–	–	(2,846)	–	–	(44,712)
Class B	–	–	–	(3)	–	–	(32)

Total distributions to shareholders	–	–	–	(3,697)	(450)	(10,766)	(47,410)

Share transactions[1]
Proceeds from the sale of shares
Class A	159,153	148,968	77,363	229,809	213,182	147,067	190,719
Class B	–	–	–	225	107	105	122
Reinvestment of distributions
Class A	–	–	–	3,693	449	10,758	47,375
Class B	–	–	–	4	1	8	35
Cost of shares redeemed
Class A	(238,341)	(130,277)	(142,980)	(155,097)	(325,255)	(117,276)	(209,540)
Class B	–	–	–	(71)	(111)	(86)	(105)

Net increase (decrease) in net assets from share transactions	(79,188)	18,691	(65,617)	78,563	(111,627)	40,576	28,606

Net increase (decrease) net assets	(29,266)	58,926	19,403	133,319	(42,102)	68,296	44,970

Net assets beginning of year	492,059	205,887	400,363	287,027	722,718	318,790	535,529

Net assets end of year	$462,793	$264,813	$419,766	$420,346	$680,616	$387,086	$580,499

Undistributed net investment income	$–	$–	$–	$4,163	$14,720	$12,772	$8,297

[1] Share transactions
Shares sold
Class A	12,569	13,644	4,463	17,096	19,828	20,540	16,736
Class B	–	–	–	23	20	17	12
Reinvestment of distributions
Class A	–	–	–	269	41	1,480	4,350
Class B	–	–	–	–	–	1	4
Shares redeemed
Class A	(18,994)	(11,978)	(8,249)	(11,585)	(29,634)	(16,389)	(18,126)
Class B	–	–	–	(7)	(20)	(14)	(10)

Net increase/(decrease)
Class A	(6,425)	1,666	(3,786)	5,780	(9,765)	5,631	2,960

Class B	–	–	–	16	–	4	6

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$144,832	$345,655	$214,769	$363,017	$797,001	$256,973	$569,960
Proceeds from sales of securities	206,325	321,355	262,318	283,330	894,561	229,281	581,176

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2012

	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management VIP Fund
Operations
Net investment income	$9,865	$2,593	$21,908	$3,620	$86,713	$11,572	$6,014
Net realized gain (loss)	7,473	(15,732)	37,601	16,308	7,468	(20,268)	(566)
Net change in unrealized appreciation (depreciation)	50,443	21,109	42,702	17,103	424,412	58,179	23,886

Net increase in net assets from operations	67,781	7,970	102,211	37,031	518,593	49,483	29,334

Distributions to shareholders
From net investment income
Class A	(3,732)	(2,958)	(13,663)	(368)	(90,947)	(10,499)	(5,029)
Class B	(5)	(5)	(12)	–	(275)	(31)	(21)
From net realized gains
Class A	(32,440)	–	(3,163)	–	–	–	–
Class B	(33)	–	(3)	–	–	–	–

Total distributions to shareholders	(36,210)	(2,963)	(16,841)	(368)	(91,222)	(10,530)	(5,050)

Share transactions[1]
Proceeds from the sale of shares
Class A	220,275	36,178	252,396	81,253	324,769	48,032	38,504
Class B	319	43	288	15	1,165	208	143
Reinvestment of distributions
Class A	36,172	2,958	16,826	368	90,947	10,499	5,029
Class B	38	5	15	–	275	31	21
Cost of shares redeemed
Class A	(290,466)	(38,437)	(265,587)	(105,394)	(764,732)	(81,106)	(80,024)
Class B	(82)	(45)	(315)	(16)	(1,717)	(129)	(187)

Net increase (decrease) in net assets from share transactions	(33,744)	702	3,623	(23,774)	(349,293)	(22,465)	(36,514)

Net increase (decrease) net assets	(2,173)	5,709	88,993	12,889	78,078	16,488	(12,230)

Net assets beginning of year	481,895	71,847	588,768	246,958	3,045,841	357,421	257,212

Net assets end of year	$479,722	$77,556	$677,761	$259,847	$3,123,919	$373,909	$244,982

Undistributed net investment income	$9,796	$2,591	$21,888	$3,513	$87,006	$11,536	$5,974

[1] Share transactions
Shares sold
Class A	20,965	6,411	17,534	6,490	35,805	5,682	5,443
Class B	30	8	22	1	129	25	20
Reinvestment of distributions
Class A	3,585	535	1,135	29	9,832	1,224	699
Class B	4	1	1	–	30	4	3
Shares redeemed
Class A	(27,079)	(6,872)	(18,502)	(8,545)	(84,395)	(9,579)	(11,290)
Class B	(8)	(8)	(23)	(1)	(188)	(15)	(26)

Net increase/(decrease)
Class A	(2,529)	74	167	(2,026)	(38,758)	(2,673)	(5,148)

Class B	26	1	–	–	(29)	14	(3)

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$455,227	$58,925	$529,866	$243,470	$2,095,561	$250,631	$186,848
Proceeds from sales of securities	515,293	59,173	546,450	263,954	2,470,612	274,397	224,534

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2012

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Operations
Net investment income	$2,693	$2,624	$3,321	$5,622	$12,802	$3,472
Net realized gain (loss)	(687)	12,178	9,968	9,861	9,960	8,854
Net change in unrealized appreciation (depreciation)	11,064	16,635	30,665	40,591	12,225	17,474

Net increase in net assets from operations	13,070	31,437	43,954	56,074	34,987	29,800

Distributions to shareholders
From net investment income
Class A	(2,124)	(852)	(2,165)	(3,209)	(9,641)	(1,194)
Class B	(2)	(1)	(3)	(4)	(15)	(1)
From net realized gains
Class A	–	(6,418)	–	(1,963)	(3,124)	(22,823)
Class B	–	(7)	–	(2)	(4)	(16)

Total distributions to shareholders	(2,126)	(7,278)	(2,168)	(5,178)	(12,784)	(24,034)

Share transactions[1]
Proceeds from the sale of shares
Class A	91,910	189,440	156,368	257,596	355,192	294,567
Class B	48	124	86	207	340	163
Reinvestment of distributions
Class A	2,124	7,270	2,165	5,172	12,765	24,017
Class B	2	8	3	6	19	17
Cost of shares redeemed
Class A	(61,481)	(104,833)	(125,181)	(152,474)	(365,224)	(229,685)
Class B	(84)	(64)	(81)	(103)	(370)	(170)

Net increase (decrease) in net assets from share transactions	32,519	91,945	33,360	110,404	2,722	88,909

Net increase (decrease) net assets	43,463	116,104	75,146	161,300	24,925	94,675

Net assets beginning of year	59,362	112,892	161,208	271,666	865,848	336,778

Net assets end of year	$102,825	$228,996	$236,354	$432,966	$890,773	$431,453

Undistributed net investment income	$2,691	$2,623	$3,316	$5,616	$12,783	$3,466

[1] Share transactions
Shares sold
Class A	24,329	15,626	21,662	18,458	12,522	36,361
Class B	14	9	13	15	11	21
Reinvestment of distributions
Class A	559	583	289	352	456	3,308
Class B	1	1	–	–	1	2
Shares redeemed
Class A	(16,297)	(8,729)	(17,476)	(10,957)	(12,962)	(29,248)
Class B	(23)	(5)	(12)	(7)	(13)	(22)

Net increase/(decrease)
Class A	8,591	7,480	4,475	7,853	16	10,421

Class B	(8)	5	1	8	(1)	1

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$80,799	$138,074	$103,470	$160,754	$131,369	$156,460
Proceeds from sales of securities	48,212	50,282	69,048	47,951	128,638	87,238

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2011

	JNL/Mellon Capital Management Dow 10 Fund	JNL/Mellon Capital Management S&P 10 Fund	JNL/Mellon Capital Management Global 15 Fund	JNL/Mellon Capital Management Nasdaq 25 Fund	JNL/Mellon Capital Management Value Line 30 Fund	JNL/Mellon Capital Management Dow Dividend Fund	JNL/Mellon Capital Management S&P 24 Fund
Operations
Net investment income (loss)	$12,677	$2,178	$18,803	$847	$444	$10,765	$3,078
Net realized gain (loss)	24,819	15,812	33,409	19,565	140,023	11,518	42,253
Net change in unrealized appreciation (depreciation)	29,587	(58,958)	(89,172)	(18,920)	(341,654)	(5,553)	(28,498)

Net increase (decrease) in net assets from operations	67,083	(40,968)	(36,960)	1,492	(201,187)	16,730	16,833

Distributions to shareholders
From net investment income
Class A	–	–	–	(1,477)	–	(8,727)	(2,573)
Class B	–	–	–	(1)	–	(6)	(2)
From net realized gains
Class A	–	–	–	–	–	–	–
Class B	–	–	–	–	–	–	–

Total distributions to shareholders	–	–	–	(1,478)	–	(8,733)	(2,575)

Share transactions[1]
Proceeds from the sale of shares
Class A	234,901	66,130	90,479	200,328	379,102	119,177	320,120
Class B	–	–	–	51	381	96	165
Reinvestment of distributions
Class A	–	–	–	1,477	–	8,727	2,573
Class B	–	–	–	1	–	6	2
Cost of shares redeemed
Class A	(186,669)	(108,923)	(176,056)	(124,225)	(271,635)	(88,528)	(169,165)
Class B	–	–	–	(36)	(401)	(44)	(27)

Net increase (decrease) in net assets from share transactions	48,232	(42,793)	(85,577)	77,596	107,447	39,434	153,668

Net increase (decrease) net assets	115,315	(83,761)	(122,537)	77,610	(93,740)	47,431	167,926

Net assets beginning of year	376,744	289,648	522,900	209,417	816,458	271,359	367,603

Net assets end of year	$492,059	$205,887	$400,363	$287,027	$722,718	$318,790	$535,529

Undistributed net investment income	$–	$–	$–	$844	$424	$10,757	$2,660

[1] Share transactions
Shares sold
Class A	21,448	6,420	5,515	16,827	31,383	17,814	30,449
Class B	–	–	–	5	60	18	17
Reinvestment of distributions
Class A	–	–	–	124	–	1,314	241
Class B	–	–	–	–	–	1	–
Shares redeemed
Class A	(17,450)	(10,630)	(10,618)	(10,569)	(22,053)	(13,264)	(16,395)
Class B	–	–	–	(4)	(64)	(8)	(3)

Net increase/(decrease)
Class A	3,998	(4,210)	(5,103)	6,382	9,330	5,864	14,295

Class B	–	–	–	1	(4)	11	14

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$213,434	$272,647	$208,991	$259,450	$971,545	$220,773	$561,329
Proceeds from sales of securities	155,563	313,446	276,280	181,235	866,302	180,650	406,147

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2011

	JNL/Mellon Capital Management S&P SMid 60 Fund	JNL/Mellon Capital Management NYSE International 25 Fund	JNL/Mellon Capital Management 25 Fund	JNL/Mellon Capital Management Select Small- Cap Fund	JNL/Mellon Capital Management JNL 5 Fund	JNL/Mellon Capital Management JNL Optimized 5 Fund	JNL/Mellon Capital Management VIP Fund
Operations
Net investment income (loss)	$4,342	$2,964	$13,666	$685	$91,522	$10,451	$5,155
Net realized gain (loss)	29,892	(330)	63,162	39,212	206,352	41,324	29,213
Net change in unrealized appreciation (depreciation)	(63,721)	(29,128)	(29,696)	(35,652)	(366,287)	(90,177)	(44,203)

Net increase (decrease) in net assets from operations	(29,487)	(26,494)	47,132	4,245	(68,413)	(38,402)	(9,835)

Distributions to shareholders
From net investment income
Class A	(3,802)	(2,082)	(14,522)	(2,665)	(103,525)	(7,534)	(3,678)
Class B	(2)	(4)	(14)	(1)	(292)	(20)	(14)
From net realized gains
Class A	(21,925)	–	–	–	–	–	–
Class B	(9)	–	–	–	–	–	–

Total distributions to shareholders	(25,738)	(2,086)	(14,536)	(2,666)	(103,817)	(7,554)	(3,692)

Share transactions[1]
Proceeds from the sale of shares
Class A	342,166	70,898	259,756	58,606	337,376	77,284	49,231
Class B	387	197	377	21	1,246	217	151
Reinvestment of distributions
Class A	25,727	2,082	14,522	2,665	103,525	7,534	3,678
Class B	11	4	14	1	292	20	14
Cost of shares redeemed
Class A	(208,710)	(74,057)	(263,179)	(103,054)	(777,163)	(179,444)	(80,582)
Class B	(484)	(185)	(331)	(28)	(2,492)	(347)	(230)

Net increase (decrease) in net assets from share transactions	159,097	(1,061)	11,159	(41,789)	(337,216)	(94,736)	(27,738)

Net increase (decrease) net assets	103,872	(29,641)	43,755	(40,210)	(509,446)	(140,692)	(41,265)

Net assets beginning of year	378,023	101,488	545,013	287,168	3,555,287	498,113	298,477

Net assets end of year	$481,895	$71,847	$588,768	$246,958	$3,045,841	$357,421	$257,212

Undistributed net investment income	$4,214	$2,961	$13,655	$588	$91,353	$10,516	$5,059

[1] Share transactions
Shares sold
Class A	32,630	9,447	19,796	5,137	39,339	8,794	7,005
Class B	38	26	27	1	145	26	22
Reinvestment of distributions
Class A	2,604	361	1,104	238	12,640	939	548
Class B	1	1	1	–	36	2	2
Shares redeemed
Class A	(20,078)	(10,436)	(20,109)	(9,064)	(90,416)	(20,170)	(11,537)
Class B	(47)	(25)	(25)	(2)	(289)	(39)	(33)

Net increase/(decrease)
Class A	15,156	(628)	791	(3,689)	(38,437)	(10,437)	(3,984)

Class B	(8)	2	3	(1)	(108)	(11)	(9)

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$441,796	$87,400	$563,736	$249,257	$2,114,886	$329,981	$224,086
Proceeds from sales of securities	303,389	87,590	552,671	293,914	2,484,137	422,159	251,201

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2011

	JNL/Mellon Capital Management Communications Sector Fund	JNL/Mellon Capital Management Consumer Brands Sector Fund	JNL/Mellon Capital Management Financial Sector Fund	JNL/Mellon Capital Management Healthcare Sector Fund	JNL/Mellon Capital Management Oil & Gas Sector Fund	JNL/Mellon Capital Management Technology Sector Fund
Operations
Net investment income (loss)	$2,125	$853	$2,166	$3,212	$9,653	$1,193
Net realized gain (loss)	3,584	9,072	9,030	(284)	12,254	21,701
Net change in unrealized appreciation (depreciation)	(8,722)	(5,095)	(35,002)	13,241	(17,859)	(27,932)

Net increase (decrease) in net assets from operations	(3,013)	4,830	(23,806)	16,169	4,048	(5,038)

Distributions to shareholders
From net investment income
Class A	(1,671)	(482)	(1,381)	(2,139)	(6,467)	(658)
Class B	(3)	(1)	(2)	(3)	(10)	(1)
From net realized gains
Class A	–	–	–	–	–	(7,388)
Class B	–	–	–	–	–	(7)

Total distributions to shareholders	(1,674)	(483)	(1,383)	(2,142)	(6,477)	(8,054)

Share transactions[1]
Proceeds from the sale of shares
Class A	45,163	95,585	120,661	213,825	618,205	257,526
Class B	18	28	78	106	767	206
Reinvestment of distributions
Class A	1,671	482	1,381	2,139	6,467	8,046
Class B	3	1	2	3	10	8
Cost of shares redeemed
Class A	(46,580)	(65,744)	(118,045)	(129,118)	(413,543)	(208,226)
Class B	(59)	(22)	(68)	(113)	(735)	(360)

Net increase (decrease) in net assets from share transactions	216	30,330	4,009	86,842	211,171	57,200

Net increase (decrease) net assets	(4,471)	34,677	(21,180)	100,869	208,742	44,108

Net assets beginning of year	63,833	78,215	182,388	170,797	657,106	292,670

Net assets end of year	$59,362	$112,892	$161,208	$271,666	$865,848	$336,778

Undistributed net investment income	$2,124	$852	$2,163	$3,207	$9,638	$1,189

[1] Share transactions
Shares sold
Class A	12,978	9,238	17,662	17,345	21,493	35,102
Class B	5	3	12	9	27	28
Reinvestment of distributions
Class A	524	46	221	176	233	1,111
Class B	1	–	–	–	–	1
Shares redeemed
Class A	(13,638)	(6,444)	(17,301)	(10,810)	(14,719)	(28,808)
Class B	(18)	(2)	(10)	(10)	(26)	(48)

Net increase/(decrease)
Class A	(136)	2,840	582	6,711	7,007	7,405

Class B	(12)	1	2	(1)	1	(19)

Purchase and sales of investment securities (excluding short-term securities):
Purchase of securities	$26,952	$61,249	$59,859	$150,426	$329,449	$138,537
Proceeds from sales of securities	26,106	30,986	54,924	62,840	114,753	87,122

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from				Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Net Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Management Dow 10 Fund
Class A
12/31/2012	$11.81	$0.40	$0.93	$1.33	$–		$–	$13.14	11.26%	$462,793	30%	0.67%	3.11%
12/31/2011	10.01	0.35	1.45	1.80	–		–	11.81	17.98	492,059	40	0.67	3.26
12/31/2010	8.03	0.29	1.69	1.98	–		–	10.01	24.66	376,744	60	0.67	3.35
12/31/2009	6.93	0.29	0.81	1.10	–		–	8.03	15.87	338,067	45	0.68	4.37
12/31/2008	12.84	0.43	(6.34)	(5.91)	–		–	6.93	(46.03)	335,802	24	0.67	4.24
JNL/Mellon Capital Management S&P 10 Fund
Class A
12/31/2012	9.25	0.20	1.62	1.82	–		–	11.07	19.68	264,813	123	0.67	1.84
12/31/2011	10.94	0.09	(1.78)	(1.69)	–		–	9.25	(15.45)	205,887	109	0.67	0.88
12/31/2010	9.82	0.10	1.02	1.12	–		–	10.94	11.41	289,648	114	0.67	1.01
12/31/2009	8.20	0.15	1.47	1.62	–		–	9.82	19.76	320,377	98	0.67	1.84
12/31/2008	16.28	0.10	(8.18)	(8.08)	–		–	8.20	(49.63)	319,682	109	0.67	0.74
JNL/Mellon Capital Management Global 15 Fund
Class A
12/31/2012	15.54	0.71	2.85	3.56	–		–	19.10	22.91	419,766	53	0.70	4.13
12/31/2011	16.94	0.67	(2.07)	(1.40)	–		–	15.54	(8.26)	400,363	45	0.70	4.02
12/31/2010	14.77	0.57	1.60	2.17	–		–	16.94	14.69	522,900	63	0.70	3.81
12/31/2009	11.27	0.54	2.96	3.50	–		–	14.77	31.06	571,353	64	0.71	4.39
12/31/2008	21.89	0.75	(11.37)	(10.62)	–		–	11.27	(48.52)	523,669	66	0.70	4.32
JNL/Mellon Capital Management Nasdaq 25 Fund
Class A
12/31/2012	11.67	0.15	2.15	2.30	(0.03)		(0.10)	13.84	19.66	419,999	78	0.69	1.15
12/31/2011	11.50	0.04	0.19	0.23	(0.06)		–	11.67	1.98	286,871	71	0.69	0.33
12/31/2010	9.83	0.10	1.59	1.69	(0.02)		–	11.50	17.20	209,278	67	0.70	0.95
12/31/2009	7.33	0.04	2.46	2.50	–		–	9.83	34.11	118,145	19	0.72	0.46
12/31/2008	13.42	(0.01)	(5.58)	(5.59)	(0.00	)(c)	(0.50)	7.33	(41.51)	55,091	87	0.75	(0.07)
Class B
12/31/2012	8.97	0.15	1.63	1.78	(0.05)		(0.10)	10.60	19.75	347	78	0.49	1.49
12/31/2011	8.84	0.04	0.16	0.20	(0.07)		–	8.97	2.27	156	71	0.49	0.49
12/31/2010	7.55	0.09	1.23	1.32	(0.03)		–	8.84	17.48	139	67	0.50	1.15
12/31/2009	5.62	0.04	1.89	1.93	–		–	7.55	34.34	94	19	0.52	0.70
12/31/2008	10.52	0.01	(4.38)	(4.37)	(0.03)		(0.50)	5.62	(41.41)	68	87	0.55	0.14
JNL/Mellon Capital Management Value Line 30 Fund
Class A
12/31/2012	10.12	0.21	0.72	0.93	(0.01)		–	11.04	9.16	680,423	106	0.74	1.96
12/31/2011	13.14	0.01	(3.03)	(3.02)	–		–	10.12	(22.98)	722,540	107	0.74	0.06
12/31/2010	10.79	(0.01)	2.43	2.42	(0.07)		–	13.14	22.45	816,198	100	0.79	(0.06)
12/31/2009	9.44	0.08	1.28	1.36	(0.01)		–	10.79	14.44	629,223	24	0.80	0.80
12/31/2008	18.77	0.01	(8.91)	(8.90)	(0.05)		(0.38)	9.44	(47.36)	553,390	88	0.79	0.09
Class B
12/31/2012	5.12	0.12	0.35	0.47	(0.03)		–	5.56	9.25	193	106	0.54	2.16
12/31/2011	6.64	0.01	(1.53)	(1.52)	–		–	5.12	(22.89)	178	107	0.54	0.21
12/31/2010	5.48	0.01	1.24	1.25	(0.09)		–	6.64	22.82	260	100	0.59	0.15
12/31/2009	4.83	0.05	0.64	0.69	(0.04)		–	5.48	14.37	108	24	0.60	1.08
12/31/2008	10.13	0.03	(4.87)	(4.84)	(0.08)		(0.38)	4.83	(47.63)	79	88	0.59	0.31

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from				Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Net Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Management Dow Dividend Fund
Class A
12/31/2012	$6.83	$0.26	$0.52	$0.78	$(0.21)		$–	$7.40	11.49%	$386,846	65%	0.67%	3.58%
12/31/2011	6.65	0.26	0.12	0.38	(0.20)		–	6.83	5.77	318,594	64	0.67	3.83
12/31/2010	6.10	0.23	0.50	0.73	(0.18)		–	6.65	12.05	271,225	90	0.68	3.58
12/31/2009	5.40	0.19	0.89	1.08	(0.38)		–	6.10	20.03	244,605	18	0.68	3.66
12/31/2008	10.79	0.39	(5.71)	(5.32)	(0.04)		(0.03)	5.40	(49.27)	197,854	87	0.68	4.67
Class B
12/31/2012	5.84	0.23	0.44	0.67	(0.22)		–	6.29	11.57	240	65	0.47	3.76
12/31/2011	5.71	0.23	0.11	0.34	(0.21)		–	5.84	6.05	196	64	0.47	4.03
12/31/2010	5.26	0.20	0.44	0.64	(0.19)		–	5.71	12.27	134	90	0.48	3.70
12/31/2009	4.70	0.17	0.79	0.96	(0.40)		–	5.26	20.39	155	18	0.48	3.73
12/31/2008	9.46	0.35	(5.02)	(4.67)	(0.06)		(0.03)	4.70	(49.31)	86	87	0.48	4.92
JNL/Mellon Capital Management S&P 24 Fund
Class A
12/31/2012	10.60	0.16	1.06	1.22	(0.05)		(0.92)	10.85	11.53	580,127	98	0.66	1.42
12/31/2011	10.15	0.07	0.43	0.50	(0.05)		–	10.60	4.91	535,213	85	0.65	0.65
12/31/2010	8.72	0.10	1.35	1.45	(0.02)		–	10.15	16.70	367,430	56	0.66	1.16
12/31/2009	7.36	0.13	1.25	1.38	(0.02)		–	8.72	18.70	138,638	27	0.70	1.61
12/31/2008	11.08	0.09	(3.72)	(3.63)	–		(0.09)	7.36	(32.73)	32,072	117	0.74	0.93
Class B
12/31/2012	9.50	0.17	0.95	1.12	(0.07)		(0.92)	9.63	11.81	372	98	0.46	1.62
12/31/2011	9.09	0.08	0.39	0.47	(0.06)		–	9.50	5.14	316	85	0.45	0.84
12/31/2010	7.81	0.11	1.20	1.31	(0.03)		–	9.09	16.76	173	56	0.46	1.33
12/31/2009	6.57	0.12	1.14	1.26	(0.02)		–	7.81	19.18	110	27	0.50	1.81
12/31/2008	9.89	0.09	(3.32)	(3.23)	–		(0.09)	6.57	(32.63)	80	117	0.54	1.10
JNL/Mellon Capital Management S&P SMid 60 Fund
Class A
12/31/2012	9.93	0.21	1.14	1.35	(0.09)		(0.76)	10.43	13.85	479,241	90	0.66	1.96
12/31/2011	11.33	0.11	(0.98)	(0.87)	(0.08)		(0.45)	9.93	(7.72)	481,692	71	0.65	1.04
12/31/2010	9.39	0.14	1.81	1.95	(0.01)		–	11.33	20.76	377,694	75	0.66	1.38
12/31/2009	5.85	0.03	3.57	3.60	(0.06)		–	9.39	61.59	196,309	40	0.69	0.33
12/31/2008	8.66	0.20	(2.84)	(2.64)	(0.00	)(c)	(0.17)	5.85	(30.22)	45,155	152	0.73	2.74
Class B
12/31/2012	9.85	0.32	1.03	1.35	(0.11)		(0.76)	10.33	13.96	481	90	0.46	3.03
12/31/2011	11.22	0.12	(0.95)	(0.83)	(0.09)		(0.45)	9.85	(7.42)	203	71	0.45	1.12
12/31/2010	9.30	0.15	1.78	1.93	(0.01)		–	11.22	20.81	329	75	0.46	1.57
12/31/2009	5.79	0.04	3.54	3.58	(0.07)		–	9.30	61.79	188	40	0.49	0.57
12/31/2008	8.56	0.21	(2.81)	(2.60)	(0.00	)(c)	(0.17)	5.79	(30.10)	65	152	0.53	2.86
JNL/Mellon Capital Management NYSE International 25 Fund
Class A
12/31/2012	5.45	0.19	0.43	0.62	(0.22)		–	5.85	11.69	77,430	78	0.78	3.41
12/31/2011	7.36	0.20	(1.95)	(1.75)	(0.16)		–	5.45	(23.86)	71,733	84	0.77	2.84
12/31/2010	7.35	0.16	0.00	0.16	(0.15)		–	7.36	2.26	101,350	64	0.77	2.21
12/31/2009	5.65	0.19	1.82	2.01	(0.31)		–	7.35	35.56	85,158	43	0.78	2.92
12/31/2008	11.30	0.40	(5.60)	(5.20)	(0.00	)(c)	(0.45)	5.65	(45.79)	54,050	71	0.80	4.47
Class B
12/31/2012	5.36	0.20	0.43	0.63	(0.24)		–	5.75	12.02	126	78	0.58	3.59
12/31/2011	7.24	0.22	(1.92)	(1.70)	(0.18)		–	5.36	(23.64)	114	84	0.57	3.13
12/31/2010	7.23	0.17	0.00	0.17	(0.16)		–	7.24	2.45	138	64	0.57	2.38
12/31/2009	5.57	0.20	1.78	1.98	(0.32)		–	7.23	35.60	139	43	0.58	3.14
12/31/2008	11.12	0.42	(5.52)	(5.10)	(0.00	)(c)	(0.45)	5.57	(45.62)	111	71	0.60	4.76

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from				Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Net Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Management 25 Fund
Class A
12/31/2012	$13.26	$0.50	$1.83	$2.33	$(0.31)		$(0.07)	$15.21	17.70%	$677,199	84%	0.64%	3.50%
12/31/2011	12.50	0.33	0.78	1.11	(0.35)		–	13.26	8.87	588,267	100	0.64	2.48
12/31/2010	10.40	0.36	2.01	2.37	(0.27)		–	12.50	22.85	544,590	109	0.65	3.11
12/31/2009	7.07	0.28	3.46	3.74	(0.41)		–	10.40	52.94	409,737	67	0.65	3.43
12/31/2008	13.25	0.35	(5.06)	(4.71)	(0.41)		(1.06)	7.07	(35.23)	343,607	80	0.65	3.04
Class B
12/31/2012	13.37	0.54	1.84	2.38	(0.34)		(0.07)	15.34	17.90	562	84	0.44	3.71
12/31/2011	12.59	0.35	0.80	1.15	(0.37)		–	13.37	9.15	501	100	0.44	2.66
12/31/2010	10.46	0.39	2.03	2.42	(0.29)		–	12.59	23.16	423	109	0.45	3.30
12/31/2009	7.11	0.30	3.49	3.79	(0.44)		–	10.46	53.31	253	67	0.45	3.62
12/31/2008	13.36	0.37	(5.11)	(4.74)	(0.45)		(1.06)	7.11	(35.17)	151	80	0.45	3.23
JNL/Mellon Capital Management Select Small-Cap Fund
Class A
12/31/2012	11.12	0.18	1.59	1.77	(0.02)		–	12.87	15.90	259,725	96	0.65	1.42
12/31/2011	11.09	0.03	0.12	0.15	(0.12)		–	11.12	1.36	246,853	92	0.65	0.25
12/31/2010	9.67	0.09	1.38	1.47	(0.05)		–	11.09	15.23	287,058	95	0.65	0.97
12/31/2009	9.30	0.05	0.40	0.45	(0.08)		–	9.67	4.89	337,393	91	0.65	0.55
12/31/2008	19.17	0.10	(7.95)	(7.85)	(0.05)		(1.97)	9.30	(40.06)	308,084	115	0.65	0.58
Class B
12/31/2012	11.10	0.20	1.59	1.79	(0.04)		–	12.85	16.17	122	96	0.45	1.62
12/31/2011	11.07	0.05	0.13	0.18	(0.15)		–	11.10	1.59	105	92	0.45	0.45
12/31/2010	9.66	0.12	1.36	1.48	(0.07)		–	11.07	15.38	110	95	0.45	1.21
12/31/2009	9.30	0.07	0.40	0.47	(0.11)		–	9.66	5.10	100	91	0.45	0.78
12/31/2008	19.22	0.13	(7.97)	(7.84)	(0.11)		(1.97)	9.30	(39.91)	72	115	0.45	0.74
JNL/Mellon Capital Management JNL 5 Fund
Class A
12/31/2012	8.23	0.25	1.23	1.48	(0.28)		–	9.43	18.04	3,115,051	67	0.64	2.76
12/31/2011	8.70	0.24	(0.42)	(0.18)	(0.29)		–	8.23	(2.07)	3,037,863	64	0.64	2.78
12/31/2010	7.58	0.24	1.05	1.29	(0.17)		–	8.70	17.11	3,545,906	90	0.64	3.11
12/31/2009	6.33	0.15	1.35	1.50	(0.25)		–	7.58	23.74	3,504,852	28	0.64	2.32
12/31/2008	14.24	0.30	(6.40)	(6.10)	(0.27)		(1.54)	6.33	(42.39)	3,049,435	74	0.64	2.59
Class B
12/31/2012	8.25	0.27	1.23	1.50	(0.30)		–	9.45	18.25	8,868	67	0.44	2.97
12/31/2011	8.72	0.26	(0.42)	(0.16)	(0.31)		–	8.25	(1.85)	7,978	64	0.44	2.98
12/31/2010	7.60	0.26	1.05	1.31	(0.19)		–	8.72	17.27	9,381	90	0.44	3.31
12/31/2009	6.34	0.16	1.37	1.53	(0.27)		–	7.60	24.19	8,863	28	0.44	2.51
12/31/2008	14.29	0.32	(6.44)	(6.12)	(0.29)		(1.54)	6.34	(42.35)	7,172	74	0.44	2.81
JNL/Mellon Capital Management JNL Optimized 5 Fund
Class A
12/31/2012	7.85	0.26	0.86	1.12	(0.25)		–	8.72	14.31	372,864	68	0.68	3.12
12/31/2011	8.89	0.22	(1.09)	(0.87)	(0.17)		–	7.85	(9.84)	356,585	77	0.68	2.46
12/31/2010	7.97	0.17	0.92	1.09	(0.17)		–	8.89	13.67	497,065	95	0.69	2.13
12/31/2009	5.92	0.12	2.11	2.23	(0.18)		–	7.97	37.72	458,245	19	0.70	1.73
12/31/2008	11.99	0.23	(5.77)	(5.54)	(0.00	)(c)	(0.53)	5.92	(46.08)	316,910	72	0.70	2.48
Class B
12/31/2012	7.81	0.28	0.85	1.13	(0.27)		–	8.67	14.52	1,045	68	0.48	3.33
12/31/2011	8.86	0.23	(1.09)	(0.86)	(0.19)		–	7.81	(9.77)	836	77	0.48	2.68
12/31/2010	7.93	0.19	0.92	1.11	(0.18)		–	8.86	14.04	1,048	95	0.49	2.32
12/31/2009	5.89	0.13	2.11	2.24	(0.20)		–	7.93	38.00	953	19	0.50	1.91
12/31/2008	11.91	0.24	(5.73)	(5.49)	(0.00	)(c)	(0.53)	5.89	(45.97)	648	72	0.50	2.60

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from			Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Net Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Management VIP Fund
Class A
12/31/2012	$6.62	$0.17	$0.63	$0.80	$(0.15)	$–	$7.27	12.14%	$244,048	74%	0.68%	2.37%
12/31/2011	6.97	0.13	(0.38)	(0.25)	(0.10)	–	6.62	(3.66)	256,342	79	0.68	1.83
12/31/2010	6.18	0.11	0.83	0.94	(0.15)	–	6.97	15.32	297,498	101	0.69	1.73
12/31/2009	5.06	0.09	1.12	1.21	(0.09)	–	6.18	23.95	330,358	18	0.69	1.81
12/31/2008	14.55	0.16	(6.51)	(6.35)	(0.18)	(2.96)	5.06	(42.83)	250,184	79	0.69	1.39
Class B
12/31/2012	6.63	0.18	0.64	0.82	(0.17)	–	7.28	12.38	934	74	0.48	2.58
12/31/2011	6.98	0.14	(0.38)	(0.24)	(0.11)	–	6.63	(3.45)	870	79	0.48	2.03
12/31/2010	6.20	0.12	0.83	0.95	(0.17)	–	6.98	15.31	979	101	0.49	1.95
12/31/2009	5.07	0.11	1.12	1.23	(0.10)	–	6.20	24.37	845	18	0.49	2.03
12/31/2008	14.59	0.18	(6.53)	(6.35)	(0.21)	(2.96)	5.07	(42.70)	695	79	0.49	1.60
JNL/Mellon Capital Management Communications Sector Fund
Class A
12/31/2012	3.26	0.12	0.54	0.66	(0.08)	–	3.84	20.34	102,731	59	0.70	3.31
12/31/2011	3.47	0.12	(0.23)	(0.11)	(0.10)	–	3.26	(3.19)	59,255	42	0.71	3.45
12/31/2010	2.89	0.11	0.54	0.65	(0.07)	–	3.47	22.53	63,680	50	0.72	3.70
12/31/2009	2.39	0.11	0.50	0.61	(0.11)	–	2.89	25.59	40,864	31	0.72	4.17
12/31/2008	5.78	0.16	(2.49)	(2.33)	(0.24)	(0.82)	2.39	(39.64)	28,835	53	0.76	3.51
Class B
12/31/2012	3.11	0.13	0.52	0.65	(0.09)	–	3.67	20.83	94	59	0.50	3.75
12/31/2011	3.32	0.12	(0.23)	(0.11)	(0.10)	–	3.11	(3.18)	107	42	0.51	3.73
12/31/2010	2.77	0.11	0.51	0.62	(0.07)	–	3.32	22.55	153	50	0.52	3.84
12/31/2009	2.29	0.11	0.49	0.60	(0.12)	–	2.77	26.12	110	31	0.52	4.34
12/31/2008	5.66	0.15	(2.43)	(2.28)	(0.27)	(0.82)	2.29	(39.64)	72	53	0.56	3.36
JNL/Mellon Capital Management Consumer Brands Sector Fund
Class A
12/31/2012	10.53	0.19	2.28	2.47	(0.05)	(0.37)	12.58	23.47	228,728	29	0.68	1.53
12/31/2011	9.93	0.10	0.55	0.65	(0.05)	–	10.53	6.53	112,726	36	0.70	0.99
12/31/2010	8.12	0.08	1.77	1.85	(0.04)	–	9.93	22.76	78,065	30	0.71	0.91
12/31/2009	6.13	0.07	1.96	2.03	(0.04)	–	8.12	33.14	34,896	27	0.72	1.08
12/31/2008	11.05	0.08	(3.60)	(3.52)	(0.03)	(1.37)	6.13	(31.29)	23,446	56	0.75	0.84
Class B
12/31/2012	10.63	0.20	2.32	2.52	(0.06)	(0.37)	12.72	23.72	268	29	0.48	1.67
12/31/2011	10.01	0.12	0.56	0.68	(0.06)	–	10.63	6.79	166	36	0.50	1.16
12/31/2010	8.18	0.09	1.78	1.87	(0.04)	–	10.01	22.92	150	30	0.51	1.08
12/31/2009	6.17	0.09	1.97	2.06	(0.05)	–	8.18	33.41	109	27	0.52	1.31
12/31/2008	11.12	0.09	(3.62)	(3.53)	(0.05)	(1.37)	6.17	(31.20)	86	56	0.55	0.99
JNL/Mellon Capital Management Financial Sector Fund
Class A
12/31/2012	6.21	0.11	1.51	1.62	(0.07)	–	7.76	26.12	236,065	32	0.68	1.54
12/31/2011	7.19	0.08	(1.01)	(0.93)	(0.05)	–	6.21	(12.89)	160,983	31	0.68	1.23
12/31/2010	6.41	0.06	0.80	0.86	(0.08)	–	7.19	13.49	182,141	24	0.69	0.86
12/31/2009	5.48	0.10	0.92	1.02	(0.09)	–	6.41	18.62	147,124	22	0.70	1.79
12/31/2008	12.38	0.24	(6.56)	(6.32)	(0.11)	(0.47)	5.48	(50.64)	75,650	32	0.73	2.71
Class B
12/31/2012	6.19	0.12	1.52	1.64	(0.08)	–	7.75	26.56	289	32	0.48	1.74
12/31/2011	7.17	0.10	(1.01)	(0.91)	(0.07)	–	6.19	(12.76)	225	31	0.48	1.43
12/31/2010	6.39	0.07	0.80	0.87	(0.09)	–	7.17	13.68	247	24	0.49	1.05
12/31/2009	5.46	0.11	0.92	1.03	(0.10)	–	6.39	18.80	236	22	0.50	2.05
12/31/2008	12.34	0.26	(6.55)	(6.29)	(0.12)	(0.47)	5.46	(50.54)	141	32	0.53	2.79

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Financial Highlights

For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from				Supplemental Data			Ratios
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income		Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in thousands)	Portfolio Turnover	Net Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/Mellon Capital Management Healthcare Sector Fund
Class A
12/31/2012	$12.48	$0.22	$2.09	$2.31	$(0.11)		$(0.07)	$14.61	18.47%	$432,499	13%	0.67%	1.57%
12/31/2011	11.35	0.17	1.06	1.23	(0.10)		–	12.48	10.88	271,364	27	0.68	1.40
12/31/2010	11.04	0.15	0.28	0.43	(0.12)		–	11.35	3.88	170,516	17	0.69	1.31
12/31/2009	9.53	0.13	1.87	2.00	(0.13)		(0.36)	11.04	20.97	160,212	29	0.70	1.37
12/31/2008	13.34	0.15	(3.29)	(3.14)	(0.09)		(0.58)	9.53	(23.20)	127,267	41	0.70	1.31
Class B
12/31/2012	12.47	0.25	2.10	2.35	(0.13)		(0.07)	14.62	18.77	467	13	0.47	1.76
12/31/2011	11.33	0.19	1.07	1.26	(0.12)		–	12.47	11.13	302	27	0.48	1.59
12/31/2010	11.01	0.17	0.28	0.45	(0.13)		–	11.33	4.13	281	17	0.49	1.52
12/31/2009	9.51	0.15	1.86	2.01	(0.15)		(0.36)	11.01	21.12	247	29	0.50	1.56
12/31/2008	13.31	0.17	(3.28)	(3.11)	(0.11)		(0.58)	9.51	(23.05)	200	41	0.50	1.50
JNL/Mellon Capital Management Oil & Gas Sector Fund
Class A
12/31/2012	27.43	0.40	0.79	1.19	(0.31)		(0.10)	28.21	4.35	889,620	14	0.66	1.44
12/31/2011	26.76	0.32	0.56	0.88	(0.21)		–	27.43	3.27	864,716	14	0.66	1.14
12/31/2010	22.67	0.28	4.04	4.32	(0.23)		–	26.76	19.11	656,024	14	0.67	1.26
12/31/2009	20.47	0.30	3.76	4.06	(0.20)		(1.66)	22.67	19.97	481,777	19	0.67	1.39
12/31/2008	36.83	0.27	(14.16)	(13.89)	(0.20)		(2.27)	20.47	(37.80)	340,494	39	0.67	0.81
Class B
12/31/2012	27.77	0.47	0.78	1.25	(0.36)		(0.10)	28.56	4.53	1,153	14	0.46	1.64
12/31/2011	27.06	0.38	0.57	0.95	(0.24)		–	27.77	3.50	1,132	14	0.46	1.34
12/31/2010	22.90	0.33	4.10	4.43	(0.27)		–	27.06	19.37	1,082	14	0.47	1.45
12/31/2009	20.66	0.34	3.81	4.15	(0.25)		(1.66)	22.90	20.22	886	19	0.47	1.57
12/31/2008	37.17	0.34	(14.32)	(13.98)	(0.26)		(2.27)	20.66	(37.70)	721	39	0.47	1.06
JNL/Mellon Capital Management Technology Sector Fund
Class A
12/31/2012	7.03	0.06	0.72	0.78	(0.02)		(0.40)	7.39	11.23	431,124	20	0.67	0.80
12/31/2011	7.22	0.03	(0.05)	(0.02)	(0.01)		(0.16)	7.03	(0.33)	336,473	26	0.67	0.36
12/31/2010	6.45	0.02	0.76	0.78	(0.01)		–	7.22	12.11	292,219	34	0.68	0.26
12/31/2009	3.94	0.02	2.49	2.51	(0.00	)(c)	–	6.45	63.82	246,091	25	0.69	0.31
12/31/2008	7.68	0.01	(3.35)	(3.34)	(0.00	)(c)	(0.40)	3.94	(43.42)	52,884	70	0.73	0.20
Class B
12/31/2012	7.10	0.08	0.73	0.81	(0.03)		(0.40)	7.48	11.57	329	20	0.47	0.99
12/31/2011	7.29	0.04	(0.05)	(0.01)	(0.02)		(0.16)	7.10	(0.18)	305	26	0.47	0.54
12/31/2010	6.51	0.03	0.77	0.80	(0.02)		–	7.29	12.26	451	34	0.48	0.45
12/31/2009	3.97	0.03	2.52	2.55	(0.01)		–	6.51	64.21	404	25	0.49	0.55
12/31/2008	7.74	0.02	(3.38)	(3.36)	(0.01)		(0.40)	3.97	(43.31)	104	70	0.53	0.37

(a)	Calculated using the average shares method.
(b)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c)	Amount represents less than $0.005.

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2012

NOTE 1. ORGANIZATION

The JNL Variable Fund LLC is a limited liability company organized under the laws of Delaware, by an Operating Agreement dated February 11, 1999, as amended December 13, 2001. The JNL Variable Fund LLC includes the following twenty (20) separate Funds, (each a “Fund”, and collectively, “Funds”), each sub-advised by Mellon Capital Management Corporation: JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management Nasdaq 25 Fund, JNL/Mellon Capital Management Value Line 30 Fund, JNL/Mellon Capital Management Dow Dividend Fund, JNL/Mellon Capital Management S&P 24 Fund, JNL/Mellon Capital Management S&P SMid 60 Fund, JNL/Mellon Capital Management NYSE International 25 Fund, JNL/Mellon Capital Management 25 Fund, JNL/Mellon Capital Management Select Small-Cap Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management Optimized 5 Fund, JNL/Mellon Capital Management VIP Fund, JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund and JNL/Mellon Capital Management Technology Sector Fund. The composition of portfolios for certain Funds is determined on an annual basis utilizing stock selection criteria described in the Funds’ prospectus. The Funds are registered with the U.S. Securities and Exchange Commission (“SEC”) as non-diversified funds under the Investment Company Act of 1940, as amended (“1940 Act”).

Jackson National Asset Management, LLC (“JNAM” or “Adviser”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares are presently offered to Jackson, Jackson National Life Insurance Company of New York, and affiliated separate accounts to fund the benefits of variable annuity and variable life policies. Shares are also sold to qualified and non-qualified retirement plans as well as certain affiliated “funds of funds”.

All Funds, except for JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund and JNL/Mellon Capital Management Global 15 Fund, are regulated investment companies (each a “RIC Fund”) and offer Class A and Class B shares. The two classes differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund and JNL/Mellon Capital Management Global 15 Fund are each a limited liability company with its interests solely owned by Jackson National Separate Account-I.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”):

Security Valuation – Under the Funds’ valuation policy and procedures, the Funds’ Board of Managers (“Board” or “Managers”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Funds and JNAM management. The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The net asset value (“NAV”) of each Fund shall be determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. The securities lending collateral fund, which provides daily liquidity, is valued at the daily reported NAV of the fund, as a practical expedient, as of the close of the NYSE on each valuation date. Other short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE.

Market quotations may not be readily available for certain investments or it may be determined that a quotation for an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Pricing Committee’s own assumptions in determining fair value of an investment. Under the procedures approved by the Board, the Adviser may rely on pricing services or other sources, including the Funds’ Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading or other market data. The Board has retained an independent statistical fair

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2012

value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders – The amount and timing of distributions for the RIC Funds are determined in accordance with federal income tax regulations, which may differ from GAAP. For all the RIC Funds, dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, for the RIC Funds will be distributed at least annually, to the extent they exceed available capital loss carryforwards. For all other Funds, no distributions of net investment income or realized capital gains are required; therefore, undistributed (excess of distributions over) net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis.

Security Transactions and Investment Income - Security transactions are recorded on the trade date for reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned are included in dividends in the Statements of Operations. Interest income is accrued daily. Realized gains and losses are determined on the specific identification basis.

Expenses - Expenses are recorded on an accrual basis. Expenses of the Funds that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Fund level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications – In the normal course of business, the Funds may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown. However, since their commencement of operations, the Funds have not had claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under the Funds’ organizational documents, its officers and Managers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, certain of the Funds’ contracts with service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements - In December 2011, Financial Accounting Standards Board (“FASB”) released Accounting Standards Update (“ASU”) 2011-11 “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 will enhance disclosures by requiring improved information about financial instruments and derivative instruments that meet the criteria for offsetting amounts in the balance sheet or are subject to a master netting arrangement. The information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial positions, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. ASU 2011-11 is effective for the annual periods beginning on or after January 1, 2013 and the interim periods within those annual periods. Management is currently evaluating the impact ASU 2011-11 will have on the Funds’ financial statements.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2012

NOTE 3. FASB ACCOUNTING STANDARDS CODIFICATION (“ASC”) TOPIC 820, “FAIR VALUE MEASUREMENTS AND DISCLOSURE”

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds and securities lending collateral, which is valued as a practical expedient at its daily reported NAV.

Level 2 includes valuations for which all significant inputs are observable, either directly or indirectly. Direct observable inputs include closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. There were no indirect observable inputs used to value Level 2 securities during the period. Level 2 includes securities subject to corporate actions, international equity securities priced by an independent statistical fair value pricing service or ADRs and GDRs for which quoted prices in active markets are not available.

Level 3 includes valuations based on inputs that are unobservable and significant to the fair value measurement including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities where prices may be unavailable due to halted trading, restricted to resale due to market events, newly issued or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate the valuation approaches, including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities (in thousands) as of December 31, 2012 by valuation level.

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Mellon Capital Management Dow 10 Fund
Common Stocks	$461,887	$—	$—	$461,887
Short Term Investments	135	—	—	135

Fund Total	$462,022	$—	$—	$462,022
JNL/Mellon Capital Management S&P 10 Fund
Common Stocks	$265,239	$—	$—	$265,239

Fund Total	$265,239	$—	$—	$265,239
JNL/Mellon Capital Management Global 15 Fund
Common Stocks	$150,665	$267,863	$—	$418,528

Fund Total	$150,665	$267,863	$—	$418,528
JNL/Mellon Capital Management Nasdaq 25 Fund
Common Stocks	$420,126	$—	$—	$420,126
Investment Companies	2,112	—	—	2,112
Short Term Investments	1,101	—	—	1,101

Fund Total	$423,339	$—	$—	$423,339
JNL/Mellon Capital Management Value Line 30 Fund
Common Stocks	$674,723	$—	$—	$674,723
Investment Companies	3,568	—	—	3,568
Short Term Investments	3,138	—	—	3,138

Fund Total	$681,429	$—	$—	$681,429
JNL/Mellon Capital Management Dow Dividend Fund
Common Stocks	$384,487	$—	$—	$384,487
Investment Companies	1,704	—	—	1,704
Short Term Investments	21,574	—	—	21,574

Fund Total	$407,765	$—	$—	$407,765

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2012

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Mellon Capital Management S&P 24 Fund
Common Stocks	$574,365	$—	$—	$574,365
Investment Companies	4,956	—	—	4,956
Short Term Investments	2,429	—	—	2,429

Fund Total	$581,750	$—	$—	$581,750
JNL/Mellon Capital Management S&P SMid 60 Fund
Common Stocks	$479,116	$—	$—	$479,116
Short Term Investments	19,077	—	—	19,077

Fund Total	$498,193	$—	$—	$498,193
JNL/Mellon Capital Management NYSE International 25 Fund
Common Stocks	$76,190	$—	$—	$76,190
Investment Companies	1,121	—	—	1,121
Short Term Investments	14,328	—	—	14,328

Fund Total	$91,639	$—	$—	$91,639
JNL/Mellon Capital Management 25 Fund
Common Stocks	$677,736	$—	$—	$677,736
Short Term Investments	28,504	—	—	28,504

Fund Total	$706,240	$—	$—	$706,240
JNL/Mellon Capital Management Select Small-Cap Fund
Common Stocks	$259,856	$—	$—	$259,856
Short Term Investments	23,148	—	—	23,148

Fund Total	$283,004	$—	$—	$283,004
JNL/Mellon Capital Management JNL 5 Fund
Common Stocks	$2,656,231	$426,432	$—	$3,082,663
Investment Companies	34,750	—	—	34,750
Short Term Investments	119,504	—	—	119,504

Fund Total	$2,810,485	$426,432	$—	$3,236,917
JNL/Mellon Capital Management JNL Optimized 5 Fund
Common Stocks	$253,786	$119,151	$—	$372,937
Short Term Investments	9,667	—	—	9,667

Fund Total	$263,453	$119,151	$—	$382,604
JNL/Mellon Capital Management VIP Fund
Common Stocks	$203,938	$38,234	$—	$242,172
Investment Companies	2,357	—	—	2,357
Short Term Investments	9,531	—	—	9,531

Fund Total	$215,826	$38,234	$—	$254,060
JNL/Mellon Capital Management Communications Sector Fund
Common Stocks	$102,386	$—	$—	$102,386
Short Term Investments	9,280	—	—	9,280

Fund Total	$111,666	$—	$—	$111,666
JNL/Mellon Capital Management Consumer Brands Sector Fund
Common Stocks	$228,897	$—	$—	$228,897
Short Term Investments	4,939	—	—	4,939

Fund Total	$233,836	$—	$—	$233,836
JNL/Mellon Capital Management Financial Sector Fund
Common Stocks	$236,248	$—	$—	$236,248
Short Term Investments	4,653	—	—	4,653

Fund Total	$240,901	$—	$—	$240,901
JNL/Mellon Capital Management Healthcare Sector Fund
Common Stocks	$433,944	$—	$—	$433,944
Short Term Investments	6,898	—	—	6,898

Fund Total	$440,842	$—	$—	$440,842
JNL/Mellon Capital Management Oil & Gas Sector Fund
Common Stocks	$889,414	$—	$—	$889,414
Short Term Investments	12,437	—	—	12,437

Fund Total	$901,851	$—	$—	$901,851

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2012

	Assets - Securities
	Level 1	Level 2	Level 3	Total

JNL/Mellon Capital Management Technology Sector Fund
Common Stocks	$432,376	$—	$—	$432,376
Short Term Investments	4,378	—	—	4,378

Fund Total	$436,754	$—	$—	$436,754

The Funds recognize transfers between levels as of the beginning of the year. The following table summarizes significant recurring transfers (in thousands) between Level 1 and Level 2 valuations for the year ended December 31, 2012:

	Transfers out of Level 2 into Level 1 during the Period	Transfers out of Level 1 into Level 2 during the Period
Transfers for valuations using a statistical fair value pricing service

JNL/Mellon Capital Management Global 15 Fund
Common Stocks	$-	$96,129
JNL/Mellon Capital Management JNL 5 Fund
Common Stocks	$-	$181,173
JNL/Mellon Capital Management Optimized 5 Fund
Common Stocks	$-	$73,354
JNL/Mellon Capital Management VIP Fund
Common Stocks	$-	$24,610

There were no Level 3 valuations for which significant unobservable valuation inputs were developed at December 31, 2012.

NOTE 4. INVESTMENTS AND RISKS

Securities Lending and Securities Lending Collateral – A Fund may lend securities to certain brokers, dealers or other financial institutions in order to earn additional income. The borrowers and the Funds’ securities lending agent exchange negotiated lender fees and the Funds receive a fee equal to a percentage of the net negotiated lender fees and the net income generated by the securities lending collateral held during each lending transaction. The securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral at least equal to the value of the securities loaned based on the previous day’s value of the securities loaned, marked-to-market daily. Any shortfalls are adjusted the next business day. In the event of bankruptcy or other default of the borrower, a Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the value of the securities loaned while a Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Each Fund is responsible for returning the full amount of collateral received for a particular loan when the borrower returns the applicable security.

JPMorgan Chase Bank, N.A. (“JPM Chase” or “Custodian”) serves as custodian and securities lending agent to the Funds. The Funds have cash collateral invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser. Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act, and is not a “money market fund”, it typically invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act, which governs money market funds. The Securities Lending Cash Collateral Fund LLC is only offered to the Funds and JNAM affiliated funds. Short-term securities in the Securities Lending Cash Collateral Fund LLC are valued at amortized cost, unless it is determined that such practice does not approximate market value. Securities that are not valued at amortized cost are generally valued based on prices furnished by pricing services. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or widely used quotation system.

Foreign Securities Risk - Investing in securities of foreign companies and foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency Risk - Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of U.S., foreign governments, central banks or supranational entities such as the International Monetary Fund, the imposition of currency controls or other political developments in the U.S. or abroad.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2012

Industry Concentration Risk – A Fund may concentrate its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others. To the extent that a Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

Market, Credit and Counterparty Risk - In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”) or failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

NOTE 5. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fee - Each Fund has an investment advisory agreement with JNAM, whereby, JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid to Mellon Capital Management Corporation as compensation for sub-advisory services. The following is a schedule of the fees each Fund is currently obligated to pay JNAM:

Assets	Annual Rate
$0 to $50 million	0.34%
$50 million to $100 million	0.31
$100 million to $750 million	0.28
Over $750 million	0.27

Administrative Fee – JNAM also serves as the “Administrator” to the Funds. The Funds pay an annual administrative fee of 0.15% of the average daily net assets of each Fund, accrued daily and paid monthly, except for the JNL/Mellon Capital Management Global 15 Fund and the JNL/Mellon Capital Management NYSE International 25 Fund, which each pay an annual administrative fee of 0.20% of the average daily net assets.

In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody, printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Managers and independent legal counsel to the disinterested Managers, and a portion of the costs associated with the Chief Compliance Officer.

Rule 12b-1 Fee - The Funds adopted a Distribution Plan under the provisions of Rule 12b-1 under the 1940 Act for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of each Fund’s Class A shares (through the sale of variable insurance products funded by the Funds). Jackson National Life Distributors LLC (“JNLD”), a wholly-owned subsidiary of Jackson, is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries. The maximum annual Rule 12b-1 fee allowed is 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected as 12b-1 fees (Class A) in the Statements of Operations.

Affiliated Brokerage Commissions - During the year ended December 31, 2012, the following Funds paid brokerage fees to affiliates for the execution of purchases and sales of portfolio investments (in thousands): JNL/Mellon Capital Management Global 15 Fund $9; JNL/Mellon Capital Management 25 Fund $38; JNL/Mellon Capital Management Select Small-Cap Fund $43; JNL/Mellon Capital Management Consumer Brands Sector Fund $1; and JNL/Mellon Capital Management Technology Sector Fund $1.

Deferred Compensation Plan – Effective January 1, 2007, the Funds adopted a Deferred Compensation Plan whereby disinterested Managers may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, shall be treated as if invested and reinvested in shares of one or more affiliated funds at the discretion of the applicable Manager. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected Funds. Prior to January 1, 2007, Managers were able to defer the receipt of their compensation under a separate plan. Deferred amounts under this plan are credited at a fixed annual rate of return of five percent (5%). Liabilities related to deferred balances are included in payable for manager fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in manager fees set forth in the Statements of Operations.

Investments in Affiliates - During the year ended December 31, 2012, certain Funds invested in a money market fund which is managed by the Adviser. JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public.

Certain Funds participating in securities lending receive cash collateral which is invested by the Custodian in the Securities Lending Cash Collateral Fund LLC and Securities Lending Liquidating Fund LLC, which are affiliates of the Funds’ Adviser. JNAM serves as the Administrator for the Securities Lending Cash Collateral Fund LLC and the Securities Lending Liquidating Fund LLC. During the year, the Securities Lending Liquidating Fund LLC was liquidated.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2012

JNL/Mellon Capital Management Financial Sector Fund invested in Bank of New York Mellon Corp., the parent company of the Fund’s Sub-Adviser. The total value and cost of such affiliated investments are disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

NOTE 6. INCOME TAX MATTERS

JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund and JNL/Mellon Capital Management Global 15 Fund are each a limited liability company with its interests owned by a single entity: Jackson National Separate Account-I. Accordingly, such Funds are not considered separate entities for federal income tax purposes, and therefore, are taxed as part of the operations of Jackson.

Each RIC Fund is a separate taxpayer for federal income tax purposes. Each RIC Fund intends to qualify as a regulated investment company and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal income tax provision is required. Under current tax law, interest and dividend income and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, paydown reclassifications, reclassifications on the sale of passive foreign investment company (“PFIC”) or REIT securities, net operating losses, accounting treatment of notional principal contracts, partnerships and distribution adjustments. These reclassifications have no impact on net assets.

	Net increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
JNL/Mellon Capital Management Value Line 30 Fund	$(4)	$4
JNL/Mellon Capital Management S&P SMid 60 Fund	546)	546
JNL/Mellon Capital Management Select Small-Cap Fund	(327)	327
JNL/Mellon Capital Management JNL 5 Fund	162	(162)
JNL/Mellon Capital Management JNL Optimized 5 Fund	(22)	22
JNL/Mellon Capital Management VIP Fund	(49)	49
JNL/Mellon Capital Management Oil & Gas Sector Fund	(1)	1

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. In general, the provisions of the Act were effective for the Funds’ fiscal year ending December 31, 2011. Under the Act, a Fund is permitted to carry forward capital losses for an unlimited period. However, any losses incurred during post-enactment taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and are not considered exclusively short-term as under previous law.

At December 31, 2012, the following Funds had pre-enactment unused capital loss carryovers (in thousands) for U.S. federal income tax purposes, which may be used to offset future net realized capital gains. If not used, the capital loss carryovers will expire as follows:

	Amount	Year(s) of Expiration
JNL/Mellon Capital Management Value Line 30 Fund	$313,232	2017
JNL/Mellon Capital Management Dow Dividend Fund	170,677	2017-2018
JNL/Mellon Capital Management NYSE International 25 Fund	20,163	2016-2017
JNL/Mellon Capital Management Select Small-Cap Fund	205,474	2017
JNL/Mellon Capital Management JNL 5 Fund	1,784,262	2017
JNL/Mellon Capital Management JNL Optimized 5 Fund	109,562	2017
JNL/Mellon Capital Management VIP Fund	114,747	2017
JNL/Mellon Capital Management Communications Sector Fund	10,665	2016-2018

At December 31, 2012, the following Funds had post-enactment unused capital loss carryovers (in thousands) for U.S. federal income tax purposes, which may be used to offset future net realized capital gains and will be carried forward indefinitely and retain their character as follows:

	Short Term Capital Losses	Long Term Capital Losses
JNL/Mellon Capital Management Value Line 30 Fund	$156,696	$14,046
JNL/Mellon Capital Management NYSE International 25 Fund	8,344	15,150
JNL/Mellon Capital Management JNL Optimized 5 Fund	20,016	–
JNL/Mellon Capital Management VIP Fund	358	–

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2012

At December 31, 2012, the Funds had no capital, currency and/or PFIC mark-to-market losses realized after October 31, 2012 (“Post-October losses”).

As of December 31, 2012, the cost of investments and the components of net unrealized appreciation/(depreciation) (in thousands) were as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
JNL/Mellon Capital Management Nasdaq 25 Fund	$372,881	$62,378	$(11,920)	$50,458
JNL/Mellon Capital Management Value Line 30 Fund	657,107	66,405	(42,083)	24,322
JNL/Mellon Capital Management Dow Dividend Fund	391,097	37,765	(21,097)	16,668
JNL/Mellon Capital Management S&P 24 Fund	529,287	73,168	(20,705)	52,463
JNL/Mellon Capital Management S&P SMid 60 Fund	467,834	53,486	(23,127)	30,359
JNL/Mellon Capital Management NYSE International 25 Fund	103,145	3,628	(15,134)	(11,506)
JNL/Mellon Capital Management 25 Fund	668,576	53,235	(15,571)	37,664
JNL/Mellon Capital Management Select Small-Cap Fund	269,419	33,508	(19,923)	13,585
JNL/Mellon Capital Management JNL 5 Fund	2,861,489	490,317	(114,889)	375,428
JNL/Mellon Capital Management JNL Optimized 5 Fund	374,785	51,252	(43,433)	7,819
JNL/Mellon Capital Management VIP Fund	239,987	36,281	(22,208)	14,073
JNL/Mellon Capital Management Communications Sector Fund	110,204	7,990	(6,528)	1,462
JNL/Mellon Capital Management Consumer Brands Sector Fund	213,451	27,741	(7,356)	20,385
JNL/Mellon Capital Management Financial Sector Fund	251,039	5,005	(15,143)	(10,138)
JNL/Mellon Capital Management Healthcare Sector Fund	404,266	47,498	(10,922)	36,576
JNL/Mellon Capital Management Oil & Gas Sector Fund	862,784	115,811	(76,744)	39,067
JNL/Mellon Capital Management Technology Sector Fund	401,839	70,253	(35,338)	34,915

As of December 31, 2012, the components of distributable taxable earnings for U.S federal income tax purposes (in thousands) were as follows:

	Undistributed Net Investment Income*	Undistributed Net Long Term Capital Gains	Unrealized Gains (Losses)**	Capital Loss Carry Forward
JNL/Mellon Capital Management Nasdaq 25 Fund	$4,170	$11,362	$50,450	$–
JNL/Mellon Capital Management Value Line 30 Fund	14,751	–	24,285	(483,974)
JNL/Mellon Capital Management Dow Dividend Fund	12,783	–	16,657	(170,677)
JNL/Mellon Capital Management S&P 24 Fund	18,254	8,927	52,454	–
JNL/Mellon Capital Management S&P SMid 60 Fund	13,264	4,101	30,348	–
JNL/Mellon Capital Management NYSE International 25 Fund	2,595	–	(11,510)	(43,657)
JNL/Mellon Capital Management 25 Fund	55,902	2,744	37,639	–
JNL/Mellon Capital Management Select Small-Cap Fund	3,530	–	13,568	(205,474)
JNL/Mellon Capital Management JNL 5 Fund	87,121	–	375,266	(1,784,262)
JNL/Mellon Capital Management JNL Optimized 5 Fund	11,554	–	7,811	(129,578)
JNL/Mellon Capital Management VIP Fund	5,984	–	14,058	(115,105)
JNL/Mellon Capital Management Communications Sector Fund	2,694	–	1,459	(10,665)
JNL/Mellon Capital Management Consumer Brands Sector Fund	3,328	10,603	20,383	–
JNL/Mellon Capital Management Financial Sector Fund	3,323	1,428	(10,145)	–
JNL/Mellon Capital Management Healthcare Sector Fund	7,864	5,655	36,569	–
JNL/Mellon Capital Management Oil & Gas Sector Fund	14,113	11,928	39,041	–
JNL/Mellon Capital Management Technology Sector Fund	3,476	8,992	34,906	–

*	Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**	Unrealized gains (losses) are adjusted for open wash sale loss deferrals for federal income tax purposes.

JNL Variable Fund LLC

Notes to Financial Statements

December 31, 2012

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2012, was as follows:

	Net Ordinary Income*	Long-term Capital Gain**
JNL/Mellon Capital Management Nasdaq 25 Fund	$849	$2,848
JNL/Mellon Capital Management Value Line 30 Fund	450	–
JNL/Mellon Capital Management Dow Dividend Fund	10,766	–
JNL/Mellon Capital Management S&P 24 Fund	45,328	2,082
JNL/Mellon Capital Management S&P SMid 60 Fund	21,541	14,669
JNL/Mellon Capital Management NYSE International 25 Fund	2,963	–
JNL/Mellon Capital Management 25 Fund	13,675	3,166
JNL/Mellon Capital Management Select Small-Cap Fund	368	–
JNL/Mellon Capital Management JNL 5 Fund	91,222	–
JNL/Mellon Capital Management JNL Optimized 5 Fund	10,530	–
JNL/Mellon Capital Management VIP Fund	5,050	–
JNL/Mellon Capital Management Communications Sector Fund	2,126	–
JNL/Mellon Capital Management Consumer Brands Sector Fund	853	6,425
JNL/Mellon Capital Management Financial Sector Fund	2,168	–
JNL/Mellon Capital Management Healthcare Sector Fund	3,213	1,965
JNL/Mellon Capital Management Oil & Gas Sector Fund	9,656	3,128
JNL/Mellon Capital Management Technology Sector Fund	1,683	22,351

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
**

The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue code section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gains to zero for the year ended December 31, 2012.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2011 was as follows:

	Net Ordinary Income*	Long-term Capital Gain
JNL/Mellon Capital Management Nasdaq 25 Fund	$1,478	$–
JNL/Mellon Capital Management Dow Dividend Fund	8,733	–
JNL/Mellon Capital Management S&P 24 Fund	2,575	–
JNL/Mellon Capital Management S&P SMid 60 Fund	13,684	12,054
JNL/Mellon Capital Management NYSE International 25 Fund	2,086	–
JNL/Mellon Capital Management 25 Fund	14,536	–
JNL/Mellon Capital Management Select Small-Cap Fund	2,666	–
JNL/Mellon Capital Management JNL 5 Fund	103,817	–
JNL/Mellon Capital Management JNL Optimized 5 Fund	7,554	–
JNL/Mellon Capital Management VIP Fund	3,692	–
JNL/Mellon Capital Management Communications Sector Fund	1,674	–
JNL/Mellon Capital Management Consumer Brands Sector Fund	483	–
JNL/Mellon Capital Management Financial Sector Fund	1,384	–
JNL/Mellon Capital Management Healthcare Sector Fund	2,142	–
JNL/Mellon Capital Management Oil & Gas Sector Fund	6,477	–
JNL/Mellon Capital Management Technology Sector Fund	660	7,394

*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2009, 2010, 2011 and 2012, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements for the year ended December 31, 2012.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued, and has concluded there are no events that require adjustments to the financial statements or disclosure in the footnotes except for the following:

Effective February 20, 2013, the Board voted to approve the Funds entering into a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds plan to participate in the SCA with other funds managed by JNAM and Curian Capital LLC, a subsidiary of Jackson and an affiliate of JNAM, in a credit facility to be used solely to finance shareholder redemptions or for other temporary or emergency purposes. The Funds will be able to borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Funds’ prospectuses and the 1940 Act.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers

JNL Variable Fund LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments where applicable, of each series within JNL Variable Fund LLC (the “Funds”) as listed in Note 1 of the financial statements as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2012, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated herein, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

February 28, 2013

Chicago, Illinois

JNL Variable Fund LLC

Additional Disclosures (Unaudited)

December 31, 2012

Disclosure of Fund Expenses

Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees (Class A shares of certain Funds) and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Annualized Expense Ratios	Expenses Paid During Period
JNL/Mellon Capital Management Dow 10 Fund
Class A	$1,000.00	$1,025.00	0.67%	$3.41	$1,000.00	$1,021.79	0.67%	$3.41
JNL/Mellon Capital Management S&P 10 Fund
Class A	1,000.00	1,061.40	0.67	3.47	1,000.00	1,021.77	0.67	3.41
JNL/Mellon Capital Management Global 15 Fund
Class A	1,000.00	1,134.90	0.70	3.76	1,000.00	1,021.61	0.70	3.56
JNL/Mellon Capital Management Nasdaq 25 Fund
Class A	1,000.00	1,058.70	0.69	3.57	1,000.00	1,021.69	0.69	3.51
Class B	1,000.00	1,059.30	0.49	2.54	1,000.00	1,022.69	0.49	2.49
JNL/Mellon Capital Management Value Line 30 Fund
Class A	1,000.00	1,049.10	0.74	3.81	1,000.00	1,021.42	0.74	3.76
Class B	1,000.00	1,049.50	0.54	2.78	1,000.00	1,022.43	0.54	2.75
JNL/Mellon Capital Management Dow Dividend Fund
Class A	1,000.00	1,074.00	0.67	3.49	1,000.00	1,021.78	0.67	3.41
Class B	1,000.00	1,075.20	0.47	2.45	1,000.00	1,022.79	0.47	2.39
JNL/Mellon Capital Management S&P 24 Fund
Class A	1,000.00	1,031.60	0.66	3.37	1,000.00	1,021.81	0.66	3.35
Class B	1,000.00	1,033.30	0.46	2.35	1,000.00	1,022.82	0.46	2.34
JNL/Mellon Capital Management S&P SMid 60 Fund
Class A	1,000.00	1,087.00	0.66	3.46	1,000.00	1,021.81	0.66	3.35
Class B	1,000.00	1,087.70	0.46	2.41	1,000.00	1,022.82	0.46	2.34
JNL/Mellon Capital Management NYSE International 25 Fund
Class A	1,000.00	1,163.90	0.79	4.30	1,000.00	1,021.19	0.79	4.01
Class B	1,000.00	1,165.80	0.59	3.21	1,000.00	1,022.21	0.59	3.00
JNL/Mellon Capital Management 25 Fund
Class A	1,000.00	1,116.40	0.64	3.40	1,000.00	1,021.92	0.64	3.25
Class B	1,000.00	1,118.00	0.44	2.34	1,000.00	1,022.92	0.44	2.24
JNL/Mellon Capital Management Select Small-Cap Fund
Class A	1,000.00	1,060.80	0.65	3.37	1,000.00	1,021.86	0.65	3.30
Class B	1,000.00	1,061.30	0.45	2.33	1,000.00	1,022.87	0.45	2.29
JNL/Mellon Capital Management JNL 5 Fund
Class A	1,000.00	1,086.70	0.64	3.36	1,000.00	1,021.93	0.64	3.25
Class B	1,000.00	1,087.60	0.44	2.31	1,000.00	1,022.94	0.44	2.24

JNL Variable Fund LLC

Additional Disclosures (Unaudited)

December 31, 2012

	Expenses Using Actual Fund Return				Expenses Using Hypothetical 5% Return
	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Annualized Expense Ratios	Expenses Paid During Period	Beginning Account Value 7/1/2012	Ending Account Value 12/31/2012	Annualized Expense Ratios	Expenses Paid During Period
JNL/Mellon Capital Management JNL Optimized 5 Fund
Class A	$1,000.00	$1,087.70	0.69%	$3.62	$1,000.00	$1,021.68	0.69%	$3.51
Class B	1,000.00	1,089.40	0.49	2.57	1,000.00	1,022.68	0.49	2.49
JNL/Mellon Capital Management VIP Fund
Class A	1,000.00	1,069.70	0.68	3.54	1,000.00	1,021.71	0.68	3.46
Class B	1,000.00	1,070.50	0.48	2.50	1,000.00	1,022.71	0.48	2.44
JNL/Mellon Capital Management Communications Sector Fund
Class A	1,000.00	1,069.00	0.70	3.64	1,000.00	1,021.62	0.70	3.56
Class B	1,000.00	1,070.60	0.50	2.60	1,000.00	1,022.71	0.50	2.54
JNL/Mellon Capital Management Consumer Brands Sector Fund
Class A	1,000.00	1,078.10	0.68	3.55	1,000.00	1,021.73	0.68	3.46
Class B	1,000.00	1,078.90	0.48	2.51	1,000.00	1,022.73	0.48	2.44
JNL/Mellon Capital Management Financial Sector Fund
Class A	1,000.00	1,111.00	0.68	3.61	1,000.00	1,021.74	0.68	3.46
Class B	1,000.00	1,112.80	0.48	2.55	1,000.00	1,022.75	0.48	2.44
JNL/Mellon Capital Management Healthcare Sector Fund
Class A	1,000.00	1,059.10	0.67	3.47	1,000.00	1,021.78	0.67	3.41
Class B	1,000.00	1,060.20	0.47	2.43	1,000.00	1,022.78	0.47	2.39
JNL/Mellon Capital Management Oil & Gas Sector Fund
Class A	1,000.00	1,070.00	0.66	3.43	1,000.00	1,021.82	0.66	3.35
Class B	1,000.00	1,071.10	0.46	2.39	1,000.00	1,022.83	0.46	2.34
JNL/Mellon Capital Management Technology Sector Fund
Class A	1,000.00	994.90	0.67	3.36	1,000.00	1,021.78	0.67	3.41
Class B	1,000.00	996.40	0.47	2.36	1,000.00	1,022.79	0.47	2.39

Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, then divided by the number of days in the most recent 12-month period (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Guidelines

The Board has adopted the proxy voting policy and procedures (“Policy”) of the Funds’ Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to the Sub-Adviser. The Funds have approved each of the Sub-Adviser’s proxy voting policies and procedures (“Procedures”).

The Policy is designed to promote accountability of the company’s management to its shareholders and to align the interests of management with those shareholders. The Sub-Adviser generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Sub-Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. For example, JNAM shall permit a Sub-Adviser to abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote. In addition, the Sub-Adviser will monitor situations that may result in a conflict of interest in accordance with their policies and procedures. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Variable Fund LLC, P.O. Box 378002, Denver, Colorado 80237-8002 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC (THE “FUND”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER OR OFFICER
Interested Manager
Mark D. Nerud (46) [1] 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	112

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Executive Officer of the Adviser (1/2010 to present); President of the Adviser (1/2007 to present); Managing Board Member of Curian Capital, LLC (1/2011 to present) and Curian Clearing LLC (1/2011 to present); Managing Board Member of the Adviser (11/2000 to 11/2003) (1/2007 to 12/2010); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/2000 to 12/2009)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Disinterested Managers
Michael Bouchard (56) 1 Corporate Way Lansing, MI 48951	Manager [2] (4/2000 to present)	112
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Sheriff, Oakland County, Michigan (1/1999 to present)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
William J. Crowley, Jr. (67) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	112
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS:

Director of Alpha Natural Resources (07/2009 to present); Director of Foundation Coal Holdings, Inc. (from 12/2004 until 7/2009 when the company was acquired); Director of Provident Bankshares Corporation (from 5/2003 until 5/2009 when the company was acquired)

Dominic D’Annunzio (74) 1 Corporate Way Lansing, MI 48951	Manager [2] (6/2003 to present) Chairman of the Board (2/2004 to 12/2010)	112
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Acting Commissioner of Insurance for the State of Michigan (1/1990 to 5/1990) and (8/1997 to 5/1998)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Michelle Engler (54) 1 Corporate Way Lansing, MI 48951	Chairperson of the Board [3] (1/2011 to present) Manager [2] (4/2000 to present)	112
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (1983 to present)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

[1]	Mr. Nerud is an “interested person” of the JNL Variable Funds due to his position with Jackson National Asset Management, LLC, the Adviser.
[2]	The interested and disinterested Managers are elected to serve for an indefinite term.
[3]

Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term. Chairperson Engler’s term will lapse at the end of 2013.

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC (THE “FUND”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER OR OFFICER
Disinterested Managers
James Henry, Ph.D. (74) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	112
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to 7/2009)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Richard McLellan (70) 1 Corporate Way Lansing, MI 48951	Manager [2] (12/2003 to present)	112
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney (2010 to present); Adjunct Associate Professor, Michigan State University (2008 to present); Senior Counsel, Dykema Gossett PLLC (2007 to 2009)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to present)
William R. Rybak (61) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	112
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Board Member of various corporate boards (see below) (2002 to present)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS:

Member of the Board of Directors of Christian Brothers Investments, Inc. (2010 to present); Member of the Board of Trustees of Lewis University (10/2012 to present), Chairman of the Board of Trustees of Lewis University (1982 – 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to 3/2011); Member of the Boards of each of the Calamos Mutual Funds (2002 to present); Member of the Board of Directors of The PrivateBancorp (2003 to present)

Patricia A. Woodworth (57) 1 Corporate Way Lansing, MI 48951	Manager [2] (1/2007 to present)	112
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present)
OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: None
Officers
Danielle A. Bergandine (32) 1 Corporate Way Lansing, MI 48951	Anti- Money Laundering Officer (12/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Compliance Analyst of the Adviser (6/2009 to present); Compliance Analyst of the Adviser (08/2006 to 6/2009); Anti-Money Laundering Officer of other Investment Company advised by Curian Capital, LLC (10/2011 to present)

Karen J. Buiter (47) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Financial Reporting of the Adviser (7/2011 to present); Assistant Vice President – Fund Reporting of the Adviser (4/2008 to 6/2011); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Assistant Treasurer of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Treasurer of Henderson Global Funds (2/2004 to 3/2008)

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC (THE “FUND”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER OR OFFICER
Officers
Kelly L. Crosser (40) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Compliance Analyst of Jackson National Life Insurance Company (4/2007 to present); Assistant Secretary of other Investment Companies advised by the Adviser (9/2007 to present); Assistant Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Steven J. Fredricks (42) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2005 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (1/2005 to present); Chief Compliance Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to 5/2012)

William Harding (38) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President of the Adviser (10/2012 to present); Vice President of other Investment Companies advised by the Adviser (11/2012 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012); Director of Research, Morningstar Investment Services (1/2007 to 8/2011)

Daniel W. Koors (42) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President of the Adviser (1/2009 to present) and Chief Operating Officer of the Adviser (4/2011 to present); Chief Financial Officer of the Adviser (1/2007 to 4/2011); Treasurer and Chief Financial Officer of the Trust (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President of the Adviser (1/2007 to 12/2008); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/2006 to 1/2009)

OTHER DIRECTORSHIPS HELD BY MANAGER DURING PAST 5 YEARS: Not Applicable
Kristen K. Leeman (37) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (06/2012 to present)	Not Applicable
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Paralegal of Jackson National Life Insurance Company (03/2006 to present)

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC (THE “FUND”)

NAME, ADDRESS AND (AGE)	POSITION(S) HELD WITH THE JNL VARIABLE FUND (LENGTH OF TIME SERVED)	NUMBER OF PORTFOLIOS IN FUND COMPLEX TO BE OVERSEEN BY MANAGER OR OFFICER
Officers
Gerard A. M. Oprins (53) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (Principal Financial Officer) (11/2011 to present) Vice President (6/2012 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and Chief Financial Officer of the Adviser (4/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (3/2012 to present); Business Consultant (2009 to 3/2011); Partner, Ernst & Young LLP (1995 to 2009)

Michael Piszczek (55) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Vice President – Tax of the Adviser (7/2011 to present); Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Assistant Vice President – Tax of the Adviser (11/2007 to 7/2011); Vice President of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Susan S. Rhee (41) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel (Chief Legal Officer) and Secretary (2/2004 to present)	Not Applicable

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:

Senior Vice President and General Counsel of the Adviser (1/2010 to present); Chief Legal Officer (7/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel (Chief Legal Officer), and Secretary of other Investment Companies advised by the Adviser (2/2004 to present); Vice president, Counsel (Chief Legal Officer) and Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009); Associate General Counsel of Jackson National Life Insurance Company (7/2001 to 12/2009)

The Statement of Additional Information includes additional information about Fund Managers and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Variable Fund, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

MANAGERS AND OFFICERS OF JNL VARIABLE FUND LLC (THE “FUND”)

The interested Manager and the Officers of the Fund (other than the Chief Compliance Officer, as described below) or the Adviser do not receive any compensation from the Fund for their services as Managers or Officers. The following persons, who are disinterested Managers of the Fund, and the Fund’s Chief Compliance Officer, received from the Fund the compensation amounts indicated for the services as such for the twelve-month period ended December 31, 2012:

MANAGER	AGGREGATE COMPENSATION FROM THE JNL VARIABLE FUND[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM JNL VARIABLE FUND AND FUND COMPLEX
Michael Bouchard	$20,752	$0	$0	$178,000	[4]
William J. Crowley, Jr.	$23,084	$0	$0	$198,000	[5]
Dominic D’Annunzio	$21,335	$0	$0	$183,000	[6]
Michelle Engler [3]	$24,832	$0	$0	$213,000
James Henry	$21,335	$0	$0	$183,000	[7]
Richard McLellan	$20,460	$0	$0	$175,500
William R. Rybak	$22,501	$0	$0	$193,000
Patricia Woodworth	$20,752	$0	$0	$178,000	[8]
Steven J. Fredricks [2]	$37,132	$0	$0	$318,500

[1]

The fees paid to the independent Managers are paid for combined service on the Boards of the Fund, JNL Investors Series Trust, JNL Series Trust, and JNL Strategic Income Fund LLC (the “Fund Complex”). The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the independent Managers are $1,501,500.

[2]

Mr. Fredricks’ compensation is paid by the Funds for his duties as the Chief Compliance Officer of the Fund Complex. The expense is allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.

[3]	Ms. Engler is an ex officio (non-voting) member of the Governance Committee. Therefore, she does not receive any compensation as a member of the Governance Committee.
[4]	Amount includes $8,900 deferred by Mr. Bouchard.
[5]	Amount includes $148,500 deferred by Mr. Crowley.
[6]	Amount includes $91,500 deferred by Mr. D’Annunzio.
[7]	Amount includes $164,700 deferred by Mr. Henry.
[8]	Amount includes $178,000 deferred by Ms. Woodworth.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named William J. Crowley, Jr. as an Audit Committee financial expert serving on its Audit Committee. William J. Crowley, Jr. is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is directly responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Managers as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2011 and December 31, 2012. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2011	$90,000	$0	$34,000	$0
2012	$86,000	$0	$44,000	$0

The above Tax Fees for 2011 and 2012 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2011	$53,209	$19,000	$0
2012	$124,084	$14,500	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an internal control review pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator and an audit of a non-registered affiliated investment company.

The above Tax Fees for 2011 and 2012 are the aggregate fees billed for professional services by KPMG to adviser entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2011 was $106,209. As detailed in the tables above, the aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2012 was $182,584.

(h) For the fiscal years ended December 31, 2011 and December 31, 2012, the Audit Committee of the registrant’s Board of Managers considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/Mellon Capital Management Consumer Brands Sector Fund, the JNL/Mellon Capital Management Financial Sector Fund, the JNL/Mellon Capital Management Healthcare Sector Fund, the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management JNL Optimized 5 Fund, the JNL/Mellon Capital Management Oil & Gas Sector Fund, the JNL/Mellon Capital Management Select Small-Cap Fund, the JNL/Mellon Capital Management Technology Sector Fund, and the JNL/Mellon Capital Management VIP Fund for which a summary schedule of investments was provided in the Annual Report dated December 31, 2012, pursuant to §210.1212 of Regulation S-X.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
JNL/Mellon Capital Management Select Small-Cap Fund

COMMON STOCKS - 100.0%

CONSUMER DISCRETIONARY - 22.1%
BJ’s Restaurants Inc. (c)	63	$2,059
Body Central Corp. (c)	35	350
Bridgepoint Education Inc. (c) (d)	117	1,205
Buffalo Wild Wings Inc. (c)	41	2,990
Coinstar Inc. (c) (d)	69	3,591
DSW Inc. - Class A	72	4,701
Finish Line Inc. - Class A	114	2,157
Group 1 Automotive Inc. (d)	51	3,144
Helen of Troy Ltd. (c)	71	2,366
Hibbett Sports Inc. (c)	59	3,114
Men’s Wearhouse Inc.	115	3,579
Monro Muffler Brake Inc. (d)	69	2,420
Papa John’s International Inc. (c)	54	2,971
Pep Boys-Manny Moe & Jack	118	1,156
Pool Corp.	106	4,489
Red Robin Gourmet Burgers Inc. (c)	33	1,157
Scholastic Corp.	66	1,948
SHFL Entertainment Inc. (c)	123	1,785
Sonic Automotive Inc. - Class A	91	1,901
Standard Motor Products Inc.	51	1,141
Steven Madden Ltd. (c)	98	4,153
Vitamin Shoppe Inc. (c)	65	3,754
Zumiez Inc. (c) (d)	69	1,344

		57,475

CONSUMER STAPLES - 9.6%
Cal-Maine Foods Inc.	48	1,936
Casey’s General Stores Inc.	85	4,529
Darling International Inc. (c)	262	4,200
Elizabeth Arden Inc. (c)	65	2,943
Hain Celestial Group Inc. (c)	99	5,384
Prestige Brands Holdings Inc. (c)	113	2,265
Snyders-Lance Inc.	152	3,665

		24,922

ENERGY - 1.1%
Approach Resources Inc. (c)	75	1,867
VAALCO Energy Inc. (c)	128	1,110

		2,977

FINANCIALS - 15.1%
AmTrust Financial Services Inc. (d)	148	4,254
Bank of the Ozarks Inc.	77	2,592
Columbia Banking System Inc.	88	1,583
Main Street Capital Corp. (d)	60	1,843
MarketAxess Holdings Inc.	81	2,849
Ocwen Financial Corp. (c)	291	10,067
RLI Corp.	48	3,073
Sovran Self Storage Inc.	65	4,019
Texas Capital Bancshares Inc. (c)	85	3,792
Umpqua Holdings Corp.	250	2,945
Virtus Investment Partners Inc. (c)	17	2,085

		39,102

HEALTH CARE - 8.4%
Acorda Therapeutics Inc. (c)	89	2,213
Air Methods Corp.	84	3,114
Genomic Health Inc. (c)	67	1,830
Luminex Corp. (c)	94	1,569
Medicines Co. (c)	122	2,919
Molina Healthcare Inc. (c)	102	2,769
Neurocrine Biosciences Inc. (c)	147	1,100
Spectrum Pharmaceuticals Inc. (d)	132	1,482

	Shares/Par	Value
Thoratec Corp. (c)	130	4,895

		21,891

INDUSTRIALS - 10.9%
Acacia Research Corp. (c)	111	2,853
Advisory Board Co. (c)	75	3,495
Allegiant Travel Co. (d)	43	3,125
Applied Industrial Technologies Inc.	94	3,952
Beacon Roofing Supply Inc. (c)	104	3,460
Forward Air Corp.	64	2,252
Generac Holdings Inc.	152	5,202
Mistras Group Inc. (c)	62	1,536
RBC Bearings Inc. (c)	50	2,478

		28,353

INFORMATION TECHNOLOGY - 25.4%
ACI Worldwide Inc. (c)	87	3,820
Allot Communications Ltd. (c)	67	1,189
Blackbaud Inc.	101	2,300
Blucora Inc. (c)	89	1,403
Bottomline Technologies Inc. (c)	81	2,143
Cardtronics Inc. (c)	99	2,345
Cognex Corp.	95	3,509
Dealertrack Technologies Inc. (c)	93	2,685
ExlService Holdings Inc. (c)	70	1,865
EZchip Semiconductor Ltd. (c) (d)	60	1,990
FARO Technologies Inc. (c)	37	1,334
FEI Co.	85	4,690
Heartland Payment Systems Inc.	87	2,572
Insight Enterprises Inc. (c)	97	1,693
InterXion Holding NV (c)	148	3,520
Kulicke & Soffa Industries Inc. (c)	165	1,983
LivePerson Inc. (c)	121	1,594
Mellanox Technologies Ltd. (c) (d)	90	5,325
Monolithic Power Systems Inc.	77	1,709
OSI Systems Inc. (c)	44	2,838
Synaptics Inc. (c) (d)	74	2,210
SYNNEX Corp. (c)	83	2,841
Tyler Technologies Inc. (c)	67	3,242
Ultimate Software Group Inc. (c)	59	5,577
Volterra Semiconductor Corp. (c)	56	964
Xyratex Ltd. (d)	63	526

		65,867

MATERIALS - 5.6%
Buckeye Technologies Inc.	88	2,532
Flotek Industries Inc. (c) (d)	110	1,340
HB Fuller Co.	111	3,871
KapStone Paper and Packaging Corp.	104	2,313
P.H. Glatfelter Co.	96	1,672
Schweitzer-Mauduit International Inc.	71	2,789

		14,517

TELECOMMUNICATION SERVICES - 1.8%
Cincinnati Bell Inc. (c)	442	2,420
Cogent Communications Group Inc.	103	2,332

		4,752

Total Common Stocks (cost $245,005)		259,856

SHORT TERM INVESTMENTS - 8.9%

Investment Company - 0.2%
JNL Money Market Fund, 0.06% (a) (b)	466	466

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
Securities Lending Collateral - 8.7%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	22,682	22,682

Total Short Term Investments (cost $23,148)		23,148

Total Investments - 108.9% (cost $268,153)		283,004
Other Assets and Liabilities, Net - (8.9%)		(23,157)

Total Net Assets - 100.0%		$259,847

JNL/Mellon Capital Management JNL 5 Fund

COMMON STOCKS - 98.7%

CONSUMER DISCRETIONARY - 13.3%
American Public Education Inc. (c) (d)	98	$3,534
Autoliv Inc. (d)	424	28,607
BJ’s Restaurants Inc. (c) (d)	150	4,933
Bridgepoint Education Inc. (c) (d)	276	2,838
Buffalo Wild Wings Inc. (c) (d)	99	7,183
CBS Corp. - Class B	2,069	78,720
Genesco Inc. (c)	130	7,156
Hibbett Sports Inc. (c) (d)	143	7,510
iRobot Corp. (c)	149	2,787
Jos. A. Bank Clothiers Inc. (c)	149	6,350
Ladbrokes Plc	18,697	60,718
Limited Brands Inc.	1,404	66,092
Lithia Motors Inc. - Class A	118	4,409
Men’s Wearhouse Inc.	278	8,672
Papa John’s International Inc. (c)	132	7,244
Pier 1 Imports Inc.	588	11,767
Red Robin Gourmet Burgers Inc. (c)	80	2,838
Sinclair Broadcast Group Inc. - Class A	285	3,601
Standard Motor Products Inc.	124	2,758
Steven Madden Ltd. (c)	230	9,716
TJX Cos. Inc.	1,740	73,846
True Religion Apparel Inc.	138	3,502
Vitamin Shoppe Inc. (c)	158	9,061

		413,842

CONSUMER STAPLES - 12.6%
Andersons Inc.	98	4,221
Boston Beer Co. Inc. - Class A (c) (d)	47	6,264
Campbell Soup Co. (d)	684	23,857
Dr. Pepper Snapple Group Inc.	574	25,361
Elizabeth Arden Inc. (c)	156	7,006
Flowers Foods Inc.	1,193	27,755
Hain Celestial Group Inc. (c)	238	12,890
Kellogg Co.	449	25,101
Kraft Foods Group Inc.	844	38,385
Mondelez International Inc. - Class A	2,504	63,787
PepsiCo Inc.	342	23,413
Procter & Gamble Co.	849	57,663
Susser Holdings Corp. (c)	113	3,881
Whole Foods Market Inc.	807	73,696

		393,280

ENERGY - 2.6%
Approach Resources Inc. (c) (d)	177	4,430
Gulfport Energy Corp. (c)	253	9,654
Newpark Resources Inc. (c) (d)	486	3,812
Williams Cos. Inc.	1,716	56,177
WPX Energy Inc. (c)	574	8,543

		82,616

FINANCIALS - 12.3%
Altisource Asset Management Corp. (c)	7	547

	Shares/Par	Value
Altisource Portfolio Solutions SA (c)	132	11,444
Altisource Residential Corp. - Class B (c) (d)	22	352
AmTrust Financial Services Inc. (d)	356	10,224
Bank of China Ltd. - Class H	102,663	46,494
Bank of the Ozarks Inc.	184	6,160
Cash America International Inc.	157	6,222
China Construction Bank Corp. - Class H	54,169	44,268
FNB Corp.	682	7,246
Industrial & Commercial Bank of China - Class H	63,690	45,970
Man Group Plc	19,388	26,591
MarketAxess Holdings Inc.	190	6,700
New World Development Ltd. (d)	46,472	73,573
Ocwen Financial Corp. (c)	579	20,042
RLI Corp.	114	7,377
RSA Insurance Group Plc	23,124	47,755
Sovran Self Storage Inc.	150	9,336
Texas Capital Bancshares Inc. (c) (d)	203	9,083
World Acceptance Corp. (c) (d)	79	5,884

		385,268

HEALTH CARE - 16.1%
Abbott Laboratories	404	26,450
Aetna Inc.	1,344	62,249
Air Methods Corp. (d)	205	7,579
Amsurg Corp. (c)	169	5,060
Analogic Corp.	65	4,840
athenahealth Inc. (c) (d)	162	11,887
Genomic Health Inc. (c) (d)	159	4,329
Hi-Tech Pharmacal Co. Inc. (d)	71	2,492
Humana Inc.	647	44,419
IPC The Hospitalist Co. Inc. (c)	90	3,583
Johnson & Johnson	856	60,005
Luminex Corp. (c)	225	3,766
Medicines Co. (c)	291	6,965
Merck & Co. Inc.	1,496	61,237
Molina Healthcare Inc. (c)	246	6,659
Momenta Pharmaceuticals Inc. (c)	282	3,323
Pfizer Inc.	4,325	108,482
PharMerica Corp. (c)	161	2,295
Select Medical Holdings Corp.	835	7,878
Team Health Holdings Inc. (c)	352	10,131
UnitedHealth Group Inc.	1,119	60,707

		504,336

INDUSTRIALS - 14.5%
Acacia Research Corp. (c)	231	5,928
Advisory Board Co. (c)	178	8,314
AeroVironment Inc. (c)	121	2,635
Aircastle Ltd.	386	4,844
Avery Dennison Corp.	793	27,677
Colfax Corp. (c) (d)	201	8,120
COSCO Pacific Ltd.	32,338	46,889
Eaton Corp. Plc	520	28,187
Emerson Electric Co.	488	25,835
General Electric Co.	5,226	109,699
Huron Consulting Group Inc. (c)	120	4,052
Iron Mountain Inc.	736	22,865
MasTec Inc. (c) (d)	454	11,327
Northrop Grumman Systems Corp.	388	26,191
Raven Industries Inc.	194	5,111
Republic Services Inc. - Class A	825	24,194
Team Inc. (c)	104	3,944
Watsco Inc.	346	25,898
WW Grainger Inc.	303	61,256

		452,966

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
INFORMATION TECHNOLOGY - 9.8%
Cardtronics Inc. (c)	234	5,554
Ceva Inc. (c)	83	1,300
Cognex Corp.	225	8,296
Coherent Inc.	129	6,510
CommVault Systems Inc. (c)	200	13,955
Computer Sciences Corp.	958	38,371
CoStar Group Inc. (c)	136	12,178
Entegris Inc. (c)	724	6,646
FARO Technologies Inc. (c)	92	3,268
FEI Co.	202	11,181
Harris Corp.	628	30,760
Heartland Payment Systems Inc.	212	6,257
Insight Enterprises Inc. (c)	241	4,180
Intel Corp.	3,859	79,613
Keynote Systems Inc.	47	668
Kulicke & Soffa Industries Inc. (c)	397	4,756
MAXIMUS Inc.	180	11,395
Mellanox Technologies Ltd. (c) (d)	181	10,745
MicroStrategy Inc. - Class A (c)	45	4,171
Nanometrics Inc. (c)	64	922
NIC Inc.	347	5,672
OSI Systems Inc. (c)	105	6,739
Riverbed Technology Inc. (c)	33	656
Sourcefire Inc. (c)	155	7,298
Tyler Technologies Inc. (c)	160	7,736
Ultimate Software Group Inc. (c)	120	11,301
Ultratech Inc. (c)	137	5,128

		305,256

MATERIALS - 10.6%
Balchem Corp.	156	5,694
Bemis Co. Inc.	756	25,282
Buckeye Technologies Inc.	211	6,049
Commercial Metals Co.	1,640	24,373
Dow Chemical Co.	790	25,537
E.I. du Pont de Nemours & Co.	1,238	55,655
Endeavour Silver Corp. (c) (d)	479	3,779
First Majestic Silver Corp. (c) (d)	482	9,722
Innospec Inc.	123	4,255
International Paper Co.	765	30,474
Kronos Worldwide Inc. (d)	1,258	24,527
LSB Industries Inc. (c)	118	4,195
MeadWestvaco Corp.	759	24,180
P.H. Glatfelter Co.	232	4,050
Packaging Corp. of America	899	34,599
RPM International Inc.	926	27,185
Sonoco Products Co.	689	20,489

		330,045

TELECOMMUNICATION SERVICES - 6.6%
AT&T Inc.	3,095	104,341
Cogent Communications Group Inc.	246	5,571
Verizon Communications Inc.	1,414	61,177
Vodafone Group Plc	13,576	34,174

		205,263

UTILITIES - 0.3%
UIL Holdings Corp.	273	9,791

Total Common Stocks (cost $2,680,238)		3,082,663

INVESTMENT COMPANIES - 1.1%
SPDR S&P 500 ETF Trust	244	34,750

Total Investment Companies (cost $34,312)		34,750

	Shares/Par	Value
SHORT TERM INVESTMENTS - 3.8%

Securities Lending Collateral - 3.8%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	119,504	119,504

Total Short Term Investments (cost $119,504)		119,504

Total Investments - 103.6% (cost $2,834,054)		3,236,917
Other Assets and Liabilities, Net - (3.6%)		(112,998)

Total Net Assets - 100.0%		$3,123,919

JNL/Mellon Capital Management JNL Optimized 5 Fund

COMMON STOCKS - 99.7%

CONSUMER DISCRETIONARY - 9.9%
Advance Auto Parts Inc.	18	$1,306
Autoliv Inc. (d)	30	2,040
Bed Bath & Beyond Inc. (c)	23	1,268
Comcast Corp. - Class A	195	7,295
Dollar Tree Inc. (c)	22	900
Genesco Inc. (c)	13	741
Kohl’s Corp.	64	2,735
Ladbrokes Plc	1,563	5,074
Liberty Interactive Corp. (c)	52	1,030
Liberty Ventures - Class A (c)	3	180
Macy’s Inc.	105	4,105
Mattel Inc.	85	3,115
News Corp. - Class A	160	4,085
O’Reilly Automotive Inc. (c)	12	1,071
PetSmart Inc.	28	1,913

		36,858

CONSUMER STAPLES - 5.2%
Campbell Soup Co. (d)	48	1,691
Casey’s General Stores Inc.	16	864
Costco Wholesale Corp.	40	3,989
Dr. Pepper Snapple Group Inc.	41	1,804
Flowers Foods Inc.	85	1,978
Kellogg Co.	32	1,787
Kraft Foods Group Inc.	28	1,274
Mondelez International Inc. - Class A	84	2,139
PepsiCo Inc.	24	1,662
Smithfield Foods Inc. (c)	41	875
Whole Foods Market Inc.	17	1,529

		19,592

ENERGY - 3.7%
Alliance Resource Partners LP	11	641
Chevron Corp.	79	8,576
ENI SpA	196	4,801

		14,018

FINANCIALS - 14.6%
AXA SA	311	5,590
Banco Santander SA	576	4,680
Bank of China Ltd. - Class H	8,752	3,964
BNP Paribas	103	5,867
CaixaBank SA (d)	878	3,076
China Construction Bank Corp. - Class H	4,618	3,774
DNB ASA	414	5,288
Industrial & Commercial Bank of China - Class H	5,429	3,918
Man Group Plc	1,618	2,219
Muenchener Rueckversicherungs AG	33	5,957

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
New World Development Ltd.	3,940	6,238
RSA Insurance Group Plc	1,930	3,986

		54,557

HEALTH CARE - 9.6%
Abbott Laboratories	179	11,720
Biogen Idec Inc. (c)	23	3,318
Gilead Sciences Inc. (c)	70	5,127
Humana Inc.	41	2,818
Merck & Co. Inc.	224	9,164
Pfizer Inc.	145	3,644

		35,791

INDUSTRIALS - 8.3%
Alaska Air Group Inc. (c)	22	959
Avery Dennison Corp.	56	1,964
COSCO Pacific Ltd. (d)	2,712	3,932
Curtiss-Wright Corp.	24	784
Eaton Corp. Plc	37	2,009
Emerson Electric Co.	35	1,833
General Electric Co.	176	3,685
Iron Mountain Inc.	52	1,623
Kirby Corp. (c)	14	865
Moog Inc. - Class A (c)	19	781
Norfolk Southern Corp.	84	5,212
Northrop Grumman Systems Corp.	28	1,870
Old Dominion Freight Line Inc. (c)	31	1,074
Republic Services Inc. - Class A	59	1,735
Triumph Group Inc.	15	947
Watsco Inc. (d)	25	1,846

		31,119

INFORMATION TECHNOLOGY - 23.3%
Apple Inc.	21	11,108
Check Point Software Technologies Ltd. (c)	19	914
Cisco Systems Inc.	467	9,171
Computer Sciences Corp.	68	2,730
eBay Inc. (c)	120	6,123
Fiserv Inc. (c)	14	1,139
Google Inc. - Class A (c)	13	9,268
Harris Corp.	45	2,192
Intel Corp.	478	9,860
Intuit Inc.	27	1,636
Jabil Circuit Inc.	53	1,017
KLA-Tencor Corp.	17	825
Maxim Integrated Products Inc.	32	943
Microchip Technology Inc.	23	748
Microsoft Corp.	325	8,688
NeuStar Inc. - Class A (c)	25	1,038
Nokia Oyj (d)	828	3,273
Paychex Inc.	34	1,053
QUALCOMM Inc.	154	9,568
Seagate Technology	117	3,561
Yahoo! Inc. (c)	115	2,287

		87,142

MATERIALS - 8.6%
Barrick Gold Corp.	186	6,525
Bemis Co. Inc.	54	1,793
CF Industries Holdings Inc.	16	3,338
Commercial Metals Co.	117	1,732
Dow Chemical Co.	56	1,812
International Paper Co.	164	6,548
Kronos Worldwide Inc. (d)	90	1,755
MeadWestvaco Corp.	54	1,715
Packaging Corp. of America	64	2,461
RPM International Inc.	66	1,929
Schweitzer-Mauduit International Inc.	25	993

	Shares/Par	Value
Sonoco Products Co.	49	1,452

		32,053

TELECOMMUNICATION SERVICES - 9.2%
AT&T Inc.	104	3,505
BCE Inc.	195	8,384
Deutsche Telekom AG	354	4,027
France Telecom SA	259	2,869
Koninklijke KPN NV	339	1,675
Telecom Italia SpA	3,823	3,467
Telefonica SA	239	3,242
Vivendi SA	192	4,333
Vodafone Group Plc	1,134	2,854

		34,356

UTILITIES - 7.3%
American Water Works Co. Inc.	44	1,627
E.ON SE	188	3,528
El Paso Electric Co.	24	777
Enel SpA	998	4,150
GDF Suez	148	3,045
National Grid Plc	419	4,809
RWE AG	116	4,793
Scottish & Southern Energy Plc	203	4,722

		27,451

Total Common Stocks (cost $361,923)		372,937

SHORT TERM INVESTMENTS - 2.6%

Securities Lending Collateral - 2.6%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	9,667	9,667

Total Short Term Investments (cost $9,667)		9,667

Total Investments - 102.3% (cost $371,590)		382,604
Other Assets and Liabilities, Net - (2.3%)		(8,695)

Total Net Assets - 100.0%		$373,909

JNL/Mellon Capital Management VIP Fund

COMMON STOCKS - 98.8%

CONSUMER DISCRETIONARY - 9.9%
Advance Auto Parts Inc.	8	$590
American Public Education Inc. (c) (d)	6	221
Apollo Group Inc. - Class A (c)	29	604
AutoZone Inc. (c)	5	1,700
Bed Bath & Beyond Inc. (c)	10	554
BJ’s Restaurants Inc. (c) (d)	10	318
Bridgepoint Education Inc. (c) (d)	19	196
Buffalo Wild Wings Inc. (c)	7	474
Comcast Corp. - Class A	86	3,233
Dollar Tree Inc. (c)	10	392
Genesco Inc. (c)	15	817
Hibbett Sports Inc. (c)	9	497
iRobot Corp. (c)	10	186
Jos. A. Bank Clothiers Inc. (c)	10	434
Kohl’s Corp.	28	1,209
Liberty Interactive Corp. (c)	23	450
Liberty Ventures - Class A (c)	1	82
Lithia Motors Inc. - Class A	8	284
Macy’s Inc.	47	1,816
Mattel Inc.	37	1,367
Men’s Wearhouse Inc.	19	580
News Corp. - Class A	71	1,809
O’Reilly Automotive Inc. (c)	5	468

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
Papa John’s International Inc. (c)	9	486
PetSmart Inc.	12	839
Pier 1 Imports Inc.	39	773
Red Robin Gourmet Burgers Inc. (c)	5	192
Ross Stores Inc.	33	1,783
Sinclair Broadcast Group Inc. - Class A	17	220
Standard Motor Products Inc.	8	188
Steven Madden Ltd. (c)	15	635
True Religion Apparel Inc.	9	223
Vitamin Shoppe Inc. (c)	10	588

		24,208

CONSUMER STAPLES - 4.3%
Andersons Inc.	7	294
Boston Beer Co. Inc. - Class A (c) (d)	3	411
Casey’s General Stores Inc.	7	391
Costco Wholesale Corp.	18	1,765
Elizabeth Arden Inc. (c)	11	475
Hain Celestial Group Inc. (c)	16	852
Hershey Co.	25	1,829
Lorillard Inc.	14	1,582
Philip Morris International Inc.	20	1,667
Smithfield Foods Inc. (c)	18	390
Susser Holdings Corp. (c)	8	265
Whole Foods Market Inc.	7	676

		10,597

ENERGY - 5.6%
Alliance Resource Partners LP	5	283
Approach Resources Inc. (c) (d)	11	276
Chevron Corp.	64	6,915
ConocoPhillips	21	1,242
ENI SpA	90	2,199
FMC Technologies Inc. (c)	30	1,267
Gulfport Energy Corp. (c)	18	677
Newpark Resources Inc. (c) (d)	31	245
Phillips 66	11	579

		13,683

FINANCIALS - 13.1%
Altisource Asset Management Corp. (c)	—	36
Altisource Portfolio Solutions SA (c)	9	764
Altisource Residential Corp. - Class B (c)	1	23
AmTrust Financial Services Inc. (d)	24	676
AXA SA	143	2,574
Banco Santander SA	267	2,166
Bank of the Ozarks Inc.	12	414
BB&T Corp.	60	1,737
BNP Paribas	47	2,689
CaixaBank SA (d)	408	1,430
Cash America International Inc. (d)	11	421
Chubb Corp.	23	1,702
DNB ASA (d)	190	2,423
First Niagara Financial Group Inc.	172	1,362
FNB Corp.	45	476
MarketAxess Holdings Inc.	13	452
Marsh & McLennan Cos. Inc.	49	1,698
Muenchener Rueckversicherungs AG	15	2,730
New York Community Bancorp Inc. (d)	120	1,574
Ocwen Financial Corp. (c)	40	1,395
People’s United Financial Inc.	117	1,411
RLI Corp.	7	480
Sovran Self Storage Inc.	10	607
Texas Capital Bancshares Inc. (c)	13	589
Torchmark Corp.	36	1,863
World Acceptance Corp. (c) (d)	5	396

		32,088

	Shares/Par	Value
HEALTH CARE - 11.1%
Abbott Laboratories	67	4,358
Air Methods Corp.	13	496
Amgen Inc.	24	2,096
Amsurg Corp. (c)	11	331
Analogic Corp.	4	322
athenahealth Inc. (c) (d)	11	842
Biogen Idec Inc. (c)	10	1,466
Forest Laboratories Inc. (c)	52	1,826
Genomic Health Inc. (c) (d)	11	289
Gilead Sciences Inc. (c)	69	5,076
Hi-Tech Pharmacal Co. Inc. (d)	5	171
Humana Inc.	18	1,251
IPC The Hospitalist Co. Inc. (c)	6	225
Luminex Corp. (c)	15	247
Medicines Co. (c)	19	449
Merck & Co. Inc.	99	4,063
Molina Healthcare Inc. (c)	16	433
Momenta Pharmaceuticals Inc. (c)	18	210
Pfizer Inc.	69	1,740
PharMerica Corp. (c)	11	156
Select Medical Holdings Corp.	54	510
Team Health Holdings Inc. (c)	23	669

		27,226

INDUSTRIALS - 9.4%
Acacia Research Corp. (c)	15	386
Advisory Board Co. (c)	12	558
AeroVironment Inc. (c)	8	183
Aircastle Ltd.	25	318
Alaska Air Group Inc. (c)	10	425
Avery Dennison Corp.	52	1,820
Cintas Corp.	45	1,839
Colfax Corp. (c) (d)	14	567
Curtiss-Wright Corp.	11	354
Eaton Corp. Plc	34	1,849
General Dynamics Corp.	23	1,612
General Electric Co.	84	1,760
Huron Consulting Group Inc. (c)	8	265
Kirby Corp. (c)	6	383
MasTec Inc. (c)	30	748
Moog Inc. - Class A (c)	9	352
Norfolk Southern Corp.	37	2,314
Northrop Grumman Systems Corp.	25	1,720
Old Dominion Freight Line Inc. (c)	13	462
Raven Industries Inc.	13	345
Republic Services Inc. - Class A	54	1,580
Rockwell Collins Inc.	28	1,624
RR Donnelley & Sons Co. (d)	102	920
Team Inc. (c)	7	252
Triumph Group Inc.	6	422

		23,058

INFORMATION TECHNOLOGY - 20.1%
Apple Inc.	9	4,927
Cardtronics Inc. (c)	15	359
Ceva Inc. (c)	6	90
Check Point Software Technologies Ltd. (c)	8	401
Cisco Systems Inc.	207	4,065
Cognex Corp.	15	552
Coherent Inc.	9	437
CommVault Systems Inc. (c)	14	976
CoStar Group Inc. (c)	9	813
eBay Inc. (c)	53	2,702
Entegris Inc. (c)	49	449
FARO Technologies Inc. (c)	6	204
FEI Co.	13	731
Fiserv Inc. (c)	6	498

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
Google Inc. - Class A (c)	6	4,109
Heartland Payment Systems Inc.	14	405
Insight Enterprises Inc. (c)	15	259
Intel Corp.	219	4,509
Intuit Inc.	12	742
Jabil Circuit Inc.	23	444
Keynote Systems Inc.	3	45
KLA-Tencor Corp.	8	381
Kulicke & Soffa Industries Inc. (c)	27	326
MasterCard Inc. - Class A	4	2,063
Maxim Integrated Products Inc.	15	427
MAXIMUS Inc.	12	748
Mellanox Technologies Ltd. (c) (d)	12	740
Microchip Technology Inc.	10	329
Microsoft Corp.	144	3,837
MicroStrategy Inc. - Class A (c)	3	278
Nanometrics Inc. (c)	4	63
NeuStar Inc. - Class A (c)	11	466
NIC Inc.	23	376
Nokia Oyj (d)	379	1,499
OSI Systems Inc. (c)	7	458
Paychex Inc.	15	476
QUALCOMM Inc.	68	4,242
Riverbed Technology Inc. (c)	2	43
Seagate Technology	51	1,567
Sourcefire Inc. (c) (d)	10	471
Tyler Technologies Inc. (c)	10	499
Ultimate Software Group Inc. (c)	8	788
Ultratech Inc. (c)	9	332
Yahoo! Inc. (c)	51	1,016

		49,142

MATERIALS - 6.8%
Balchem Corp.	10	363
Barrick Gold Corp.	83	2,900
Buckeye Technologies Inc.	14	409
CF Industries Holdings Inc.	7	1,488
Commercial Metals Co.	108	1,612
Eastman Chemical Co.	38	2,593
Endeavour Silver Corp. (c)	33	257
First Majestic Silver Corp. (c)	34	678
Innospec Inc.	8	277
International Paper Co.	49	1,936
LSB Industries Inc. (c)	8	268
MeadWestvaco Corp.	50	1,579
Olin Corp.	76	1,641
P.H. Glatfelter Co.	15	271
Schweitzer-Mauduit International Inc.	11	437

		16,709

TELECOMMUNICATION SERVICES - 5.3%
BCE Inc.	86	3,712
Cogent Communications Group Inc.	16	367
Deutsche Telekom AG	162	1,843
France Telecom SA	119	1,319
Koninklijke KPN NV	158	782
Telecom Italia SpA	1,719	1,560
Telefonica SA	111	1,507
Vivendi SA	88	1,984

		13,074

UTILITIES - 13.2%
American Electric Power Co. Inc.	36	1,533
American Water Works Co. Inc.	20	726
CenterPoint Energy Inc.	74	1,430
Dominion Resources Inc.	29	1,525
DTE Energy Co.	27	1,648
E.ON SE	87	1,628

	Shares/Par	Value
El Paso Electric Co.	11	338
Enel SpA	457	1,899
Entergy Corp.	21	1,315
GDF Suez	68	1,392
Integrys Energy Group Inc.	28	1,453
National Grid Plc	193	2,219
Northeast Utilities	41	1,619
Pinnacle West Capital Corp.	31	1,580
PPL Corp.	51	1,467
RWE AG	53	2,212
Scottish & Southern Energy Plc	94	2,179
Sempra Energy	56	3,940
UIL Holdings Corp.	18	643
Wisconsin Energy Corp.	45	1,641

		32,387

Total Common Stocks (cost $227,271)		242,172

INVESTMENT COMPANIES - 1.0%
SPDR S&P 500 ETF Trust	17	2,357

Total Investment Companies (cost $2,317)		2,357

SHORT TERM INVESTMENTS - 3.9%

Investment Company - 0.6%
JNL Money Market Fund, 0.06% (a) (b)	1,430	1,430

Securities Lending Collateral - 3.3%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	8,101	8,101

Total Short Term Investments (cost $9,531)		9,531

Total Investments - 103.7% (cost $239,119)		254,060
Other Assets and Liabilities, Net - (3.7%)		(9,078)

Total Net Assets - 100.0%		$244,982

JNL/Mellon Capital Management Consumer Brands Sector Fund

COMMON STOCKS - 100.0%

CONSUMER DISCRETIONARY - 74.7%
Aaron’s Inc.	8	$230
Abercrombie & Fitch Co. - Class A	9	454
Advance Auto Parts Inc.	9	633
Aeropostale Inc. (c)	9	115
Amazon.com Inc. (c)	43	10,731
AMC Networks Inc. - Class A (c)	7	329
American Eagle Outfitters Inc.	22	447
Ann Inc. (c)	6	204
Apollo Group Inc. - Class A (c)	12	258
Arbitron Inc.	3	141
Ascena Retail Group Inc. (c)	15	270
AutoNation Inc. (c)	5	179
AutoZone Inc. (c)	4	1,551
Bally Technologies Inc. (c)	5	216
Bed Bath & Beyond Inc. (c)	27	1,518
Best Buy Co. Inc.	31	367
Big Lots Inc. (c)	7	192
Bob Evans Farms Inc.	3	128
Brinker International Inc.	9	264
Buckle Inc. (d)	3	145
Cabela’s Inc. - Class A (c)	5	222
Cablevision Systems Corp. - Class A	25	373
Carmax Inc. (c)	27	1,019
Carnival Corp.	53	1,941

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
Cato Corp. - Class A	3	82
CBS Corp. - Class B	70	2,661
Charter Communications Inc. - Class A (c)	5	401
Cheesecake Factory Inc.	6	196
Chico’s FAS Inc.	20	373
Childrens Place Retail Stores Inc. (c)	3	125
Chipotle Mexican Grill Inc. - Class A (c)	4	1,111
Choice Hotels International Inc. (d)	3	103
Cinemark Holdings Inc.	12	308
Comcast Corp. - Class A	313	11,713
Cracker Barrel Old Country Store Inc.	3	191
Darden Restaurants Inc.	15	691
DeVry Inc. (d)	7	158
Dick’s Sporting Goods Inc.	12	534
Dillard’s Inc. - Class A	4	297
DIRECTV (c)	71	3,585
Discovery Communications Inc. - Class A (c)	28	1,781
DISH Network Corp. - Class A	27	985
Dollar General Corp. (c)	31	1,372
Dollar Tree Inc. (c)	27	1,093
Domino’s Pizza Inc.	7	287
DreamWorks Animation SKG Inc. - Class A (c) (d)	8	134
DSW Inc. - Class A	4	248
Dunkin’ Brands Group Inc. (d)	8	279
Expedia Inc.	11	682
Express Inc. (c)	10	152
Family Dollar Stores Inc.	11	705
Foot Locker Inc.	17	561
GameStop Corp. - Class A (d)	14	361
Gannett Co. Inc.	28	499
Gap Inc.	35	1,094
Genesco Inc. (c)	3	150
GNC Holdings Inc. - Class A	9	284
Group 1 Automotive Inc. (d)	3	168
Guess? Inc.	7	174
H&R Block Inc.	31	583
Hillenbrand Inc.	7	168
Home Depot Inc.	176	10,905
HSN Inc.	4	230
Hyatt Hotels Corp. - Class A (c)	7	256
International Game Technology	32	455
Interpublic Group of Cos. Inc.	51	559
J.C. Penney Co. Inc. (d)	17	327
Jack in the Box Inc. (c)	5	150
John Wiley & Sons Inc. - Class A	5	210
Kohl’s Corp.	25	1,063
Lamar Advertising Co. - Class A (c) (d)	6	247
Las Vegas Sands Corp.	42	1,935
Liberty Global Inc. - Class A (c)	29	1,842
Liberty Interactive Corp. (c)	61	1,206
Liberty Media Corp. - Class A (c)	13	1,537
Liberty Ventures - Class A (c)	3	218
Life Time Fitness Inc. (c)	5	244
Limited Brands Inc.	28	1,335
Live Nation Inc. (c)	17	159
Lowe’s Cos. Inc.	133	4,708
Macy’s Inc.	46	1,811
Madison Square Garden Inc. - Class A (c)	7	311
Marriott International Inc. - Class A	29	1,076
Marriott Vacations Worldwide Corp. (c)	3	137
Matthews International Corp. - Class A	4	112
McDonald’s Corp.	118	10,443
McGraw-Hill Cos. Inc.	33	1,798
Men’s Wearhouse Inc.	6	178
Meredith Corp. (d)	4	147
MGM Resorts International (c)	43	501
Morningstar Inc.	3	168

	Shares/Par	Value
NetFlix Inc. (c) (d)	6	598
New York Times Co. - Class A (c)	15	125
News Corp. - Class A	238	6,070
Nordstrom Inc.	18	966
O’Reilly Automotive Inc. (c)	14	1,209
Omnicom Group Inc.	31	1,564
Orient-Express Hotels Ltd. - Class A (c)	10	119
Panera Bread Co. - Class A (c)	3	519
Papa John’s International Inc. (c)	2	110
Penn National Gaming Inc. (c)	8	393
PetSmart Inc.	13	872
Pier 1 Imports Inc.	13	250
Priceline.com Inc. (c)	6	3,664
Regal Entertainment Group - Class A (d)	9	126
Regis Corp.	7	126
Rent-A-Center Inc.	7	232
Ross Stores Inc.	26	1,427
Royal Caribbean Cruises Ltd.	17	565
Saks Inc. (c) (d)	12	123
Sally Beauty Holdings Inc. (c)	18	430
Scholastic Corp.	3	87
Scripps Networks Interactive Inc. - Class A	10	601
Sears Holdings Corp. (c) (d)	4	172
Service Corp. International	25	346
Shutterfly Inc. (c)	4	106
Signet Jewelers Ltd.	9	502
Sirius XM Radio Inc. (d)	389	1,124
Six Flags Entertainment Corp.	6	379
Sotheby’s - Class A	8	263
Staples Inc.	80	912
Starbucks Corp.	88	4,698
Starwood Hotels & Resorts Worldwide Inc.	23	1,332
Target Corp.	77	4,538
Tiffany & Co.	14	794
Time Warner Cable Inc.	36	3,470
Time Warner Inc.	112	5,338
TJX Cos. Inc.	86	3,662
Tractor Supply Co.	8	742
TripAdvisor Inc. (c)	13	534
Ulta Salon Cosmetics & Fragrance Inc.	7	695
Urban Outfitters Inc. (c)	13	500
Vail Resorts Inc. (d)	4	226
Valassis Communications Inc. (d)	5	130
Viacom Inc. - Class B	55	2,883
Vitamin Shoppe Inc. (c)	3	200
Walt Disney Co.	209	10,404
Washington Post Co. - Class B	1	194
Weight Watchers International Inc. (d)	3	159
Wendy’s Co.	32	152
Williams-Sonoma Inc.	10	440
WMS Industries Inc. (c)	7	124
Wyndham Worldwide Corp.	17	886
Wynn Resorts Ltd.	9	1,060
Yum! Brands Inc.	53	3,549

		171,174

CONSUMER STAPLES - 16.0%
Casey’s General Stores Inc.	4	234
Costco Wholesale Corp.	51	5,033
CVS Caremark Corp.	147	7,106
Harris Teeter Supermarkets Inc.	6	220
Kroger Co.	61	1,584
Rite Aid Corp. (c)	82	112
Safeway Inc. (d)	29	523
Sysco Corp.	70	2,203
The Fresh Market Inc. (c)	5	231
United Natural Foods Inc. (c)	6	305
Wal-Mart Stores Inc.	197	13,459

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
Walgreen Co.	102	3,761
Whole Foods Market Inc.	20	1,866

		36,637

HEALTH CARE - 2.8%
AmerisourceBergen Corp.	28	1,206
Cardinal Health Inc.	40	1,657
Chemed Corp.	2	152
McKesson Corp.	28	2,708
Omnicare Inc.	13	464
VCA Antech Inc. (c)	10	216

		6,403

INDUSTRIALS - 2.9%
Alaska Air Group Inc. (c)	8	354
Avis Budget Group Inc. (c)	12	245
Copart Inc. (c)	12	367
Delta Air Lines Inc. (c)	101	1,197
Dun & Bradstreet Corp.	5	424
Hertz Global Holdings Inc. (c)	35	563
IHS Inc. - Class A (c)	6	557
JetBlue Airways Corp. (c)	27	154
Nielsen Holdings NV (c)	14	436
Rollins Inc.	8	167
Southwest Airlines Co.	88	897
United Continental Holdings Inc. (c)	39	922
US Airways Group Inc. (c)	19	254

		6,537

INFORMATION TECHNOLOGY - 3.6%
Acxiom Corp. (c)	9	150
Dolby Laboratories Inc. - Class A	6	173
eBay Inc. (c)	137	7,005
FactSet Research Systems Inc. (d)	5	433
OpenTable Inc. (c) (d)	3	131
ValueClick Inc. (c)	9	166
WebMD Health Corp. - Class A (c)	6	88

		8,146

Total Common Stocks (cost $204,837)		228,897

SHORT TERM INVESTMENTS - 2.1%

Securities Lending Collateral - 2.1%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	4,939	4,939

Total Short Term Investments (cost $4,939)		4,939

Total Investments - 102.1% (cost $209,776)		233,836
Other Assets and Liabilities, Net - (2.1%)		(4,840)

Total Net Assets - 100.0%		$228,996

JNL/Mellon Capital Management Financial Sector Fund

COMMON STOCKS - 99.9%

CONSUMER DISCRETIONARY - 0.1%
Ryman Hospitality Properties	5	$175

FINANCIALS - 94.3%
ACE Ltd.	30	2,431
Affiliated Managers Group Inc. (c)	5	601
AFLAC Inc.	42	2,233
Alexander & Baldwin Inc. (c)	4	114
Alexandria Real Estate Equities Inc.	6	408
Alleghany Corp. (c)	2	521

	Shares/Par	Value
Allied World Assurance Co. Holdings Ltd.	3	245
Allstate Corp.	43	1,734
American Campus Communities Inc.	9	429
American Capital Agency Corp.	32	912
American Express Co.	87	5,022
American Financial Group Inc.	7	264
American International Group Inc. (c)	132	4,676
American Realty Capital Trust Inc.	14	160
American Tower Corp.	35	2,739
Ameriprise Financial Inc.	18	1,153
Annaly Capital Management Inc.	87	1,225
Aon Plc - Class A	29	1,587
Apartment Investment & Management Co. - Class A	13	355
Arch Capital Group Ltd. (c)	12	550
Argo Group International Holdings Ltd.	2	83
ARMOUR Residential REIT Inc.	26	168
Arthur J Gallagher & Co.	11	396
Aspen Insurance Holdings Ltd.	6	204
Associated Bancorp	15	201
Assurant Inc.	7	256
Assured Guaranty Ltd.	17	243
Astoria Financial Corp.	7	66
AvalonBay Communities Inc.	10	1,388
Axis Capital Holdings Ltd.	10	349
BancorpSouth Inc.	8	115
Bank of America Corp.	968	11,226
Bank of Hawaii Corp. (d)	4	187
Bank of New York Mellon Corp. (a)	105	2,693
BB&T Corp.	63	1,825
Berkshire Hathaway Inc. - Class B (c)	164	14,692
BioMed Realty Trust Inc.	14	263
BlackRock Inc.	11	2,325
BOK Financial Corp.	3	137
Boston Properties Inc.	14	1,429
Brandywine Realty Trust	13	165
BRE Properties Inc. - Class A	7	352
Brown & Brown Inc.	11	281
Camden Property Trust	8	523
Capital One Financial Corp.	52	3,022
CapitalSource Inc.	19	142
Capitol Federal Financial Inc.	13	155
Cash America International Inc. (d)	3	115
Cathay General Bancorp	7	134
CBL & Associates Properties Inc.	15	317
CBOE Holdings Inc.	8	226
CBRE Group Inc. - Class A (c)	28	551
Charles Schwab Corp.	98	1,410
Chimera Investment Corp.	97	252
Chubb Corp.	23	1,768
Cincinnati Financial Corp.	13	525
CIT Group Inc. (c)	18	692
Citigroup Inc.	263	10,416
City National Corp.	4	220
CME Group Inc.	27	1,392
CNO Financial Group Inc.	20	191
Colonial Properties Trust	8	166
Comerica Inc.	17	514
Commerce Bancshares Inc.	7	241
CommonWealth REIT	8	120
Corporate Office Properties Trust	8	192
Cullen/Frost Bankers Inc.	5	295
CYS Investments Inc. (d)	16	194
DCT Industrial Trust Inc. (d)	24	154
DDR Corp.	22	343
DiamondRock Hospitality Co.	18	166
Digital Realty Trust Inc.	11	748
Discover Financial Services	45	1,743

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
Douglas Emmett Inc.	12	286
Duke Realty Corp.	24	338
DuPont Fabros Technology Inc.	6	137
E*TRADE Financial Corp. (c)	23	203
East West Bancorp Inc.	13	269
EastGroup Properties Inc.	3	151
Eaton Vance Corp. (d)	10	325
Endurance Specialty Holdings Ltd.	4	162
EPR Properties	4	192
Equity Lifestyle Properties Inc.	4	247
Equity Residential	29	1,633
Erie Indemnity Co. - Class A	2	168
Essex Property Trust Inc.	3	489
Everest Re Group Ltd.	5	505
Extra Space Storage Inc.	9	330
EZCorp Inc. - Class A (c)	4	81
Federal Realty Investment Trust	6	599
Federated Investors Inc. - Class B (d)	9	179
Fidelity National Financial Inc. - Class A	19	443
Fifth Third Bancorp	80	1,220
First American Financial Corp.	9	226
First Financial Bankshares Inc.	3	110
First Horizon National Corp.	22	215
First Midwest Bancorp Inc.	7	84
First Niagara Financial Group Inc.	33	262
First Republic Bank	6	211
FirstMerit Corp. (d)	10	149
FNB Corp.	13	143
Forest City Enterprises Inc. - Class A (c)	12	199
Franklin Resources Inc.	12	1,553
Franklin Street Properties Corp.	6	80
Fulton Financial Corp.	19	178
General Growth Properties Inc.	40	799
Genworth Financial Inc. - Class A (c)	44	327
Glacier Bancorp Inc. (d)	7	106
Goldman Sachs Group Inc.	40	5,057
Greenhill & Co. Inc. (d)	2	127
Hancock Holding Co.	8	240
Hanover Insurance Group Inc.	4	162
Hartford Financial Services Group Inc.	39	875
Hatteras Financial Corp.	9	225
HCC Insurance Holdings Inc.	9	334
HCP Inc.	41	1,830
Health Care REIT Inc.	23	1,425
Healthcare Realty Trust Inc.	8	184
Highwoods Properties Inc.	7	236
Home Properties Inc.	5	287
Horace Mann Educators Corp.	3	70
Hospitality Properties Trust	12	272
Host Hotels & Resorts Inc.	65	1,015
Howard Hughes Corp. (c)	2	180
Hudson City Bancorp Inc.	45	362
Huntington Bancshares Inc.	76	486
IberiaBank Corp.	3	129
IntercontinentalExchange Inc. (c)	6	804
International Bancshares Corp.	5	97
Invesco Ltd.	40	1,036
Invesco Mortgage Capital Inc.	11	217
Janus Capital Group Inc. (d)	16	140
Jefferies Group Inc.	12	225
Jones Lang LaSalle Inc.	4	327
JPMorgan Chase & Co.	341	15,010
Kemper Corp.	5	139
KeyCorp	83	701
Kilroy Realty Corp.	7	313
Kimco Realty Corp. (d)	36	703
LaSalle Hotel Properties	8	210
Legg Mason Inc.	10	266

	Shares/Par	Value
Lexington Realty Trust (d)	13	138
Liberty Property Trust	10	375
Lincoln National Corp.	25	635
Loews Corp.	28	1,133
M&T Bank Corp. (d)	11	1,071
Macerich Co.	12	711
Mack-Cali Realty Corp.	8	206
Markel Corp. (c)	1	348
Marsh & McLennan Cos. Inc.	49	1,681
MB Financial Inc.	5	92
MBIA Inc. (c) (d)	14	107
Mercury General Corp.	4	141
MetLife Inc.	98	3,224
MFA Financial Inc.	32	256
Mid-America Apartment Communities Inc.	4	252
Montpelier Re Holdings Ltd.	5	119
Moody’s Corp.	17	872
Morgan Stanley	124	2,369
MSCI Inc. - Class A (c)	11	335
NASDAQ OMX Group Inc.	10	258
National Penn Bancshares Inc.	11	102
National Retail Properties Inc.	10	304
New York Community Bancorp Inc. (d)	40	527
Northern Trust Corp.	20	979
NYSE Euronext	23	711
Ocwen Financial Corp. (c) (d)	11	365
Old National Bancorp	10	113
Old Republic International Corp.	23	242
Omega Healthcare Investors Inc. (d)	10	247
PacWest Bancorp (d)	3	68
Park National Corp. (d)	1	70
PartnerRe Ltd.	5	438
People’s United Financial Inc.	31	373
Piedmont Office Realty Trust Inc. - Class A	15	267
Platinum Underwriters Holdings Ltd.	3	145
Plum Creek Timber Co. Inc.	14	639
PNC Financial Services Group Inc.	47	2,765
Popular Inc. (c)	9	188
Portfolio Recovery Associates Inc. (c)	1	152
Post Properties Inc.	5	254
Potlatch Corp.	4	137
Principal Financial Group Inc.	25	702
PrivateBancorp Inc.	6	94
ProAssurance Corp.	5	232
Progressive Corp.	50	1,050
ProLogis Inc.	41	1,506
Prosperity Bancshares Inc.	4	163
Protective Life Corp.	7	198
Provident Financial Services Inc.	5	76
Prudential Financial Inc.	42	2,218
Public Storage	13	1,873
Raymond James Financial Inc.	10	382
Rayonier Inc.	11	583
Realty Income Corp. (d)	12	477
Redwood Trust Inc.	8	132
Regency Centers Corp.	8	378
Regions Financial Corp.	126	899
Reinsurance Group of America Inc.	7	350
RenaissanceRe Holdings Ltd.	4	347
RLI Corp.	2	99
RLJ Lodging Trust	9	173
SEI Investments Co.	13	294
Selective Insurance Group	5	92
Senior Housing Properties Trust	16	386
Signature Bank (c)	4	291
Simon Property Group Inc.	28	4,388
SL Green Realty Corp.	8	617
SLM Corp.	41	706

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
Sovran Self Storage Inc.	3	177
St. Joe Co. (c) (d)	9	197
StanCorp Financial Group Inc.	4	147
Starwood Property Trust Inc.	12	274
State Street Corp.	42	1,958
Stifel Financial Corp. (c)	5	150
Sunstone Hotel Investors Inc. (c)	12	125
SunTrust Banks Inc.	48	1,367
Susquehanna Bancshares Inc.	17	177
SVB Financial Group (c)	4	221
Synovus Financial Corp. (d)	69	168
T. Rowe Price Group Inc.	23	1,486
Tanger Factory Outlet Centers Inc.	8	284
Taubman Centers Inc.	6	443
TCF Financial Corp.	15	177
TD Ameritrade Holding Corp.	20	341
Texas Capital Bancshares Inc. (c)	4	158
TFS Financial Corp. (c)	7	66
Torchmark Corp.	8	436
Travelers Cos. Inc.	34	2,456
Trustmark Corp.	6	126
Two Harbors Investment Corp.	27	296
U.S. Bancorp	169	5,390
UDR Inc.	22	530
UMB Financial Corp. (d)	3	134
Umpqua Holdings Corp.	11	128
United Bankshares Inc. (d)	4	105
Unum Group	24	510
Validus Holdings Ltd.	9	310
Valley National Bancorp (d)	19	173
Ventas Inc.	26	1,713
Vornado Realty Trust	15	1,214
Waddell & Reed Financial Inc. - Class A	8	268
Washington Federal Inc.	10	166
Washington REIT	6	157
Webster Financial Corp.	8	155
Weingarten Realty Investors	10	278
Wells Fargo & Co.	440	15,027
Westamerica Bancorp (d)	3	115
Weyerhaeuser Co.	48	1,349
White Mountains Insurance Group Ltd.	—	251
Willis Group Holdings Plc	15	516
Wintrust Financial Corp.	4	131
WR Berkley Corp.	10	368
XL Group Plc	27	672
Zions Bancorp	16	349

		222,967

INDUSTRIALS - 0.2%
Equifax Inc.	11	577

INFORMATION TECHNOLOGY - 5.3%
MasterCard Inc. - Class A	10	4,711
Visa Inc. - Class A	47	7,093
Western Union Co.	53	725

		12,529

Total Common Stocks (cost $210,337)		236,248

SHORT TERM INVESTMENTS - 2.0%

Investment Company - 0.2%
JNL Money Market Fund, 0.06% (a) (b)	392	392

	Shares/Par	Value
Securities Lending Collateral - 1.8%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	4,261	4,261

Total Short Term Investments (cost $4,653)		4,653

Total Investments - 101.9% (cost $214,990)		240,901
Other Assets and Liabilities, Net - (1.9%)		(4,547)

Total Net Assets - 100.0%		$236,354

JNL/Mellon Capital Management Healthcare Sector Fund

COMMON STOCKS - 100.2%

HEALTH CARE - 100.1%
Abbott Laboratories	417	$27,286
Acorda Therapeutics Inc. (c)	11	280
Aetna Inc.	88	4,080
Alere Inc. (c)	19	347
Alexion Pharmaceuticals Inc. (c)	52	4,852
Align Technology Inc. (c) (d)	19	532
Alkermes Plc (c)	33	607
Allergan Inc.	81	7,416
Amgen Inc.	202	17,447
Arena Pharmaceuticals Inc. (c) (d)	56	504
Ariad Pharmaceuticals Inc. (c)	44	848
Auxilium Pharmaceuticals Inc. (c)	14	259
Baxter International Inc.	145	9,635
Becton Dickinson & Co.	52	4,082
Bio-Rad Laboratories Inc. - Class A (c)	5	559
Biogen Idec Inc. (c)	62	9,128
BioMarin Pharmaceutical Inc. (c)	33	1,611
Boston Scientific Corp. (c)	367	2,100
Bristol-Myers Squibb Co.	435	14,165
Brookdale Senior Living Inc. (c)	26	654
CareFusion Corp. (c)	59	1,686
Celgene Corp. (c)	112	8,805
Centene Corp. (c)	14	563
Cepheid Inc. (c) (d)	17	579
Charles River Laboratories International Inc. (c)	13	489
CIGNA Corp.	75	4,028
Community Health Systems Inc.	24	750
Cooper Cos. Inc.	12	1,148
Covance Inc. (c)	14	830
Coventry Health Care Inc.	36	1,620
Covidien Plc	125	7,233
CR Bard Inc.	21	2,014
Cubist Pharmaceuticals Inc. (c)	16	690
DaVita HealthCare Partners Inc. (c)	22	2,439
Dentsply International Inc.	37	1,482
Edwards Lifesciences Corp. (c)	31	2,779
Eli Lilly & Co.	269	13,260
Endo Pharmaceuticals Holdings Inc. (c)	30	788
Express Scripts Holding Co. (c)	215	11,603
Forest Laboratories Inc. (c)	62	2,175
Gilead Sciences Inc. (c)	200	14,654
Haemonetics Corp. (c)	13	546
HCA Holdings Inc.	43	1,292
Health Management Associates Inc. - Class A (c)	69	646
Health Net Inc. (c)	22	529
HealthSouth Corp. (c)	25	525
Henry Schein Inc. (c)	24	1,898
Hill-Rom Holdings Inc.	16	445
HMS Holdings Corp. (c)	23	605

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
Hologic Inc. (c)	70	1,404
Hospira Inc. (c)	43	1,347
Humana Inc.	42	2,900
Idexx Laboratories Inc. (c)	14	1,333
Illumina Inc. (c) (d)	32	1,803
Impax Laboratories Inc. (c)	16	330
Incyte Corp. (c) (d)	33	550
Intuitive Surgical Inc. (c)	11	5,189
Isis Pharmaceuticals Inc. (c) (d)	29	303
Jazz Pharmaceuticals Plc (c) (d)	13	667
Johnson & Johnson	731	51,221
Laboratory Corp. of America Holdings (c)	25	2,155
Life Technologies Corp. (c)	45	2,232
LifePoint Hospitals Inc. (c)	13	475
Magellan Health Services Inc. (c)	8	369
Masimo Corp.	14	300
Medivation Inc. (c)	19	992
MEDNAX Inc. (c)	13	1,041
Medtronic Inc.	266	10,918
Merck & Co. Inc.	801	32,806
Mylan Inc. (c)	107	2,940
Myriad Genetics Inc. (c)	21	584
Nektar Therapeutics (c)	33	244
Onyx Pharmaceuticals Inc. (c)	18	1,330
Owens & Minor Inc. (d)	16	454
PAREXEL International Corp. (c)	15	451
Patterson Cos. Inc.	22	755
PDL BioPharma Inc. (d)	39	276
Perrigo Co.	24	2,455
Pfizer Inc.	1,941	48,685
Pharmacyclics Inc. (c)	13	745
PSS World Medical Inc. (c)	13	372
Quest Diagnostics Inc.	42	2,440
Questcor Pharmaceuticals Inc. (d)	16	430
Regeneron Pharmaceuticals Inc. (c)	20	3,393
ResMed Inc. (d)	37	1,556
Salix Pharmaceuticals Ltd. (c)	14	546
Seattle Genetics Inc. (c) (d)	27	621
Sirona Dental Systems Inc. (c)	14	910
St. Jude Medical Inc.	82	2,964
STERIS Corp.	16	560
Stryker Corp.	76	4,173
Techne Corp.	9	623
Teleflex Inc.	11	780
Tenet Healthcare Corp. (c)	28	905
Theravance Inc. (c) (d)	19	413
Thermo Fisher Scientific Inc.	95	6,083
Thoratec Corp. (c)	15	576
United Therapeutics Corp. (c)	13	691
UnitedHealth Group Inc.	269	14,590
Universal Health Services Inc. - Class B	23	1,123
Varian Medical Systems Inc. (c)	29	2,054
Vertex Pharmaceuticals Inc. (c)	58	2,431
ViroPharma Inc. (c)	19	427
Vivus Inc. (c) (d)	26	349
Volcano Corp. (c)	13	313
Warner Chilcott Plc - Class A	46	555
Waters Corp. (c)	23	2,018
Watson Pharmaceuticals Inc. (c)	34	2,893
WellCare Health Plans Inc. (c)	12	567
WellPoint Inc.	81	4,924
West Pharmaceutical Services Inc.	9	474
Zimmer Holdings Inc.	46	3,041

		433,542

	Shares/Par	Value
INDUSTRIALS - 0.1%
Healthcare Services Group Inc.	17	402

Total Common Stocks (cost $377,026)		433,944

SHORT TERM INVESTMENTS - 1.6%

Securities Lending Collateral - 1.6%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	6,898	6,898

Total Short Term Investments (cost $6,898)		6,898

Total Investments - 101.8% (cost $383,924)		440,842
Other Assets and Liabilities, Net - (1.8%)		(7,876)

Total Net Assets - 100.0%		$432,966

JNL/Mellon Capital Management Oil & Gas Sector Fund

COMMON STOCKS - 99.8%

ENERGY - 99.2%
Anadarko Petroleum Corp.	296	$21,962
Apache Corp.	232	18,211
Atwood Oceanics Inc. (c)	32	1,461
Baker Hughes Inc.	256	10,435
Berry Petroleum Co. - Class A	26	865
Bill Barrett Corp. (c)	27	478
Bristow Group Inc.	20	1,084
Cabot Oil & Gas Corp. - Class A	123	6,100
Cameron International Corp. (c)	143	8,080
CARBO Ceramics Inc. (d)	11	834
Carrizo Oil & Gas Inc. (c)	19	403
Cheniere Energy Inc. (c)	122	2,291
Chesapeake Energy Corp. (d)	298	4,949
Chevron Corp.	1,138	123,059
Cimarex Energy Co.	49	2,826
Cobalt International Energy Inc. (c)	100	2,453
Comstock Resources Inc. (c)	23	351
Concho Resources Inc. (c)	60	4,819
ConocoPhillips	700	40,615
Continental Resources Inc. (c)	32	2,342
Core Laboratories NV (d)	27	2,933
Denbury Resources Inc. (c)	223	3,618
Devon Energy Corp.	219	11,403
Diamond Offshore Drilling Inc. (d)	39	2,680
Dresser-Rand Group Inc. (c)	43	2,407
Dril-Quip Inc. (c)	20	1,488
Energen Corp.	41	1,841
Ensco Plc - Class A	136	8,051
EOG Resources Inc.	162	19,612
EQT Corp.	86	5,054
EXCO Resources Inc. (d)	78	527
Exterran Holdings Inc. (c)	35	773
Exxon Mobil Corp.	2,680	231,969
FMC Technologies Inc. (c)	138	5,932
Forest Oil Corp. (c)	63	421
Gulfport Energy Corp. (c)	28	1,075
Halliburton Co.	553	19,197
Helix Energy Solutions Group Inc. (c)	54	1,107
Helmerich & Payne Inc.	60	3,355
Hess Corp.	173	9,178
HollyFrontier Corp.	119	5,518
Key Energy Services Inc. (c)	81	561
Kinder Morgan Inc.	390	13,775
Kodiak Oil & Gas Corp. (c)	148	1,306

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
Lufkin Industries Inc. (d)	19	1,075
Marathon Oil Corp.	410	12,568
Marathon Petroleum Corp.	198	12,451
McDermott International Inc. (c)	132	1,459
McMoRan Exploration Co. (c) (d)	54	860
Murphy Oil Corp.	107	6,372
Nabors Industries Ltd. (c)	165	2,380
National Oilwell Varco Inc.	253	17,268
Newfield Exploration Co. (c)	77	2,053
Noble Corp.	147	5,121
Noble Energy Inc.	104	10,559
Oasis Petroleum Inc. (c)	39	1,244
Occidental Petroleum Corp.	481	36,870
Oceaneering International Inc.	62	3,310
Oil States International Inc. (c)	31	2,225
Patterson-UTI Energy Inc. (d)	85	1,586
Phillips 66	354	18,781
Pioneer Natural Resources Co.	72	7,639
Plains Exploration & Production Co. (c)	73	3,442
QEP Resources Inc.	101	3,054
Range Resources Corp.	94	5,916
Rosetta Resources Inc. (c)	30	1,343
Rowan Cos. Plc - Class A (c)	70	2,203
SandRidge Energy Inc. (c) (d)	195	1,240
Schlumberger Ltd.	769	53,304
SEACOR Holdings Inc.	11	920
SemGroup Corp. - Class A (c)	23	912
SM Energy Co.	38	1,967
Southwestern Energy Co. (c)	202	6,754
Superior Energy Services Inc. (c)	89	1,836
Tesoro Corp.	80	3,506
Tidewater Inc.	28	1,248
Transocean Ltd.	209	9,347
Ultra Petroleum Corp. (c) (d)	86	1,566
Unit Corp. (c)	24	1,077
Valero Energy Corp.	320	10,918
Weatherford International Ltd. (c)	438	4,900
Whiting Petroleum Corp. (c)	67	2,907
Williams Cos. Inc.	393	12,871
WPX Energy Inc. (c)	112	1,664

		884,115

INDUSTRIALS - 0.1%
Chart Industries Inc. (c)	17	1,109

INFORMATION TECHNOLOGY - 0.1%
First Solar Inc. (c) (d)	33	1,006

UTILITIES - 0.4%
OGE Energy Corp.	57	3,184

Total Common Stocks (cost $823,488)		889,414

SHORT TERM INVESTMENTS - 1.4%

Investment Company - 0.1%
JNL Money Market Fund, 0.06% (a) (b)	810	810

Securities Lending Collateral - 1.3%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	11,627	11,627

Total Short Term Investments (cost $12,437)		12,437

Total Investments - 101.2% (cost $835,925)		901,851
Other Assets and Liabilities, Net - (1.2%)		(11,078)

Total Net Assets - 100.0%		$890,773

	Shares/Par	Value
JNL/Mellon Capital Management Technology Sector Fund

COMMON STOCKS - 100.2%

CONSUMER DISCRETIONARY - 0.2%
Garmin Ltd. (d)	21	$857

HEALTH CARE - 0.7%
Allscripts-Misys Healthcare Solutions Inc. (c)	32	299
athenahealth Inc. (c) (d)	7	518
Cerner Corp. (c)	27	2,116

		2,933

INDUSTRIALS - 0.1%
Pitney Bowes Inc. (d)	39	420

INFORMATION TECHNOLOGY - 99.2%
3D Systems Corp. (c) (d)	9	500
ACI Worldwide Inc. (c)	7	322
Acme Packet Inc. (c)	12	258
Adobe Systems Inc. (c)	93	3,486
ADTRAN Inc. (d)	12	226
Advanced Micro Devices Inc. (c) (d)	116	278
Akamai Technologies Inc. (c)	33	1,357
Altera Corp.	60	2,063
Amdocs Ltd.	32	1,080
Analog Devices Inc.	56	2,369
Ansys Inc. (c)	18	1,197
AOL Inc.	16	486
Apple Inc.	175	93,174
Applied Materials Inc.	224	2,560
Arris Group Inc. (c)	21	316
Aruba Networks Inc. (c)	21	435
Aspen Technology Inc. (c)	18	507
Atmel Corp. (c)	86	565
Autodesk Inc. (c)	42	1,484
BMC Software Inc. (c)	27	1,056
Broadcom Corp. - Class A	97	3,220
Brocade Communications Systems Inc. (c)	86	460
CA Inc.	63	1,377
CACI International Inc. - Class A (c)	4	241
Cadence Design Systems Inc. (c)	54	723
Cavium Inc. (c)	9	288
Ciena Corp. (c) (d)	20	313
Cirrus Logic Inc. (c)	12	360
Cisco Systems Inc.	992	19,496
Citrix Systems Inc. (c)	35	2,294
Cognizant Technology Solutions Corp. - Class A (c)	56	4,154
CommVault Systems Inc. (c)	8	563
Computer Sciences Corp.	30	1,193
Compuware Corp. (c)	42	460
Concur Technologies Inc. (c) (d)	9	584
Corning Inc.	276	3,485
Cree Inc. (c) (d)	22	755
Cymer Inc. (c)	6	550
Cypress Semiconductor Corp.	27	288
Dell Inc.	273	2,763
Diebold Inc.	12	381
DST Systems Inc.	6	367
Electronics for Imaging Inc. (c)	9	164
EMC Corp. (c)	394	9,960
Equinix Inc. (c)	9	1,874
F5 Networks Inc. (c)	15	1,435
Facebook Inc. - Class A (c)	93	2,480
Fair Isaac Corp.	6	270
Fairchild Semiconductor International Inc. (c)	25	361
Finisar Corp. (c) (d)	18	297

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Schedules of Investments (in thousands)

December 31, 2012

	Shares/Par	Value
Fortinet Inc. (c)	26	542
Fusion-io Inc. (c) (d)	7	164
Gartner Inc. - Class A (c)	18	835
Google Inc. - Class A (c)	49	35,088
Harris Corp.	22	1,063
Hewlett-Packard Co.	367	5,236
Hittite Microwave Corp. (c)	5	334
IAC/InterActiveCorp.	16	742
Informatica Corp. (c)	21	642
Ingram Micro Inc. - Class A (c)	29	498
Integrated Device Technology Inc. (c)	27	194
Intel Corp.	930	19,184
InterDigital Inc. (d)	8	336
International Business Machines Corp.	197	37,803
International Rectifier Corp. (c)	14	247
Intersil Corp. - Class A	26	214
Intuit Inc.	52	3,094
j2 Global Inc. (d)	9	262
JDS Uniphase Corp. (c)	45	614
Juniper Networks Inc. (c)	96	1,895
KLA-Tencor Corp.	31	1,486
Lam Research Corp. (c)	32	1,157
Lexmark International Inc. - Class A (d)	12	276
Linear Technology Corp.	43	1,483
LSI Corp. (c)	109	769
Marvell Technology Group Ltd.	86	624
Maxim Integrated Products Inc.	54	1,602
Mentor Graphics Corp. (c)	19	317
Microchip Technology Inc.	37	1,222
Micron Technology Inc. (c)	190	1,208
MICROS Systems Inc. (c)	15	641
Microsemi Corp. (c)	18	370
Microsoft Corp.	1,408	37,630
Motorola Solutions Inc.	52	2,919
NCR Corp. (c)	31	790
NetApp Inc. (c)	67	2,246
NetSuite Inc. (c)	3	209
Nuance Communications Inc. (c)	48	1,065
Nvidia Corp.	119	1,465
Omnivision Technologies Inc. (c)	9	132
ON Semiconductor Corp. (c)	89	628
Oracle Corp.	628	20,935
Parametric Technology Corp. (c)	23	524
Plantronics Inc.	8	311
PMC - Sierra Inc. (c)	42	219
Polycom Inc. (c)	35	366
Progress Software Corp. (c)	13	267
QLIK Technologies Inc. (c)	15	318
QLogic Corp. (c)	18	171
QUALCOMM Inc.	318	19,750
Rackspace Hosting Inc. (c) (d)	21	1,551
Red Hat Inc. (c)	36	1,913
RF Micro Devices Inc. (c)	52	232
Riverbed Technology Inc. (c)	30	583
Rovi Corp. (c)	21	317
SAIC Inc.	55	627
Salesforce.com Inc. (c)	25	4,121
SanDisk Corp. (c)	45	1,968
Seagate Technology	63	1,914
Semtech Corp. (c)	13	377
Silicon Laboratories Inc. (c)	7	308
Skyworks Solutions Inc. (c)	37	743
SolarWinds Inc. (c)	12	623
Solera Holdings Inc.	13	688
Symantec Corp. (c)	130	2,439
Synaptics Inc. (c) (d)	7	202
Synopsys Inc. (c)	29	910
Tech Data Corp. (c)	8	342

	Shares/Par	Value
Tellabs Inc.	68	156
Teradata Corp. (c)	32	1,956
Teradyne Inc. (c)	37	619
Tessera Technologies Inc.	10	158
Texas Instruments Inc.	209	6,480
TIBCO Software Inc. (c)	30	652
TriQuint Semiconductor Inc. (c)	31	149
Ultimate Software Group Inc. (c)	5	496
Unisys Corp. (c)	9	152
VeriFone Holdings Inc. (c)	21	625
VeriSign Inc. (c)	29	1,126
ViaSat Inc. (c) (d)	8	303
VMware Inc. - Class A (c)	16	1,501
Western Digital Corp.	41	1,741
Xerox Corp.	236	1,611
Xilinx Inc.	49	1,751
Yahoo! Inc. (c)	194	3,870

		428,166

Total Common Stocks (cost $384,861)		432,376

SHORT TERM INVESTMENTS - 1.0%

Securities Lending Collateral - 1.0%
Securities Lending Cash Collateral Fund LLC, 0.28% (a) (b)	4,378	4,378

Total Short Term Investments (cost $4,378)		4,378

Total Investments - 101.2% (cost $389,239)		436,754
Other Assets and Liabilities, Net - (1.2%)		(5,301)

Total Net Assets - 100.0%		$431,453

See accompanying Notes to Financial Statements.

JNL Variable Fund LLC

Notes to Schedules of Investments

December 31, 2012

(a)	Investment in affiliate.
(b)	Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2012.
(c)	Non-income producing security.
(d)	All or portion of the security was on loan.

Abbreviations:

ADR - American Depositary Receipt EAFE - Europe Asia Far East ETF - Exchange-Traded Fund MSCI - Morgan Stanley Capital International SPDR - Standard & Poor’s Depository Receipt

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Managers

JNL Variable Fund LLC:

We have audited the financial statements of JNL/Mellon Capital Management Select Small-Cap Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management JNL Optimized 5 Fund, JNL/Mellon Capital Management VIP Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, and JNL/Mellon Capital Management Technology Sector Fund (the “Funds”) as of and for the year ended December 31, 2012, and have issued our unqualified report thereon dated February 28, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audits included an audit of the Funds’ schedules of investments in securities (the “Schedules”) as of December 31, 2012 appearing in Item 6 of this Form N-CSR. These Schedules are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these Schedules based on our audits.

In our opinion, the Schedules referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

February 28, 2013

Chicago, Illinois

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.
(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JNL Variable Fund LLC

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 8, 2013

By:	/s/ Gerard A.M. Oprins
Gerard A.M. Oprins
Principal Financial Officer

Date:	March 8, 2013

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.